UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09475

Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report April 30, 2016

NVG
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund

NPP
Nuveen Performance Plus Municipal Fund, Inc.

NMO
Nuveen Municipal Market Opportunity Fund, Inc.

NPM
Nuveen Premium Income Municipal Fund 2, Inc.

NEA
Nuveen AMT-Free Municipal Income Fund

NMZ
Nuveen Municipal High Income Opportunity Fund

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2	Nuveen

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage	11

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	17

Shareholder Meeting Report	29

Portfolios of Investments	31

Statement of Assets and Liabilities	152

Statement of Operations	154

Statement of Changes in Net Assets	155

Statement of Cash Flows	157

Financial Highlights	160

Notes to Financial Statements	169

Additional Fund Information	189

Glossary of Terms Used in this Report	190

Reinvest Automatically, Easily and Conveniently	192

Nuveen	3

Chairman's Letter to Shareholders

Dear Shareholders,
The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level, a surprisingly weak jobs growth report in May was a disappointing sign, although not necessarily indicative of a lasting downtrend. Wages have grown slightly but not nearly enough to reinvigorate Americans' buying power. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.
Furthermore, frail economies across the rest of the world have continued to cast a shadow over the U.S. Although the European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, their economies continue to lag the U.S.'s recovery. China's policy makers have also continued to manage its slowdown but investors are still worried about where the world's second-largest economy might ultimately land. Additionally, global markets were surprised by the U.K.'s June 23, 2016 referendum vote to leave the European Union, known as "Brexit." Heightened price volatility and negative sentiment are to be expected in the near term as markets readjust and await clarity on the Brexit process and its impact on the U.K., Europe and across the world.
Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December's first and only increase thus far. While markets rallied on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to again hold rates steady.
With global economic growth still looking fairly fragile, financial markets have become more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

William J. Schneider
Chairman of the Board
June 24, 2016

4	Nuveen

Portfolio Managers' Comments
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund (NVG)
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen AMT-Free Municipal Income Fund (NEA)
Nuveen Municipal High Income Opportunity Fund (NMZ)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Portfolio managers Thomas C. Spalding, CFA, Paul L. Brennan, CFA, and John V. Miller, CFA, review key investment strategies and the six-month performance of these six national Funds. Paul has managed NVG, NPM and NEA since 2006, and Tom assumed portfolio management responsibility for NPP and NMO in 2003. John has managed NMZ since its inception in 2003.
Effective May 31, 2016 (subsequent to the close of this reporting period), Tom Spalding, retired from NAM and Christopher L. Drahn, CFA, has taken over portfolio management responsibilities for NPP and NMO.
Effective May 26, 2016 (subsequent to the close of this reporting period), the investment policy changed for NMZ. The investment policy change allows the Fund to increase the maximum percent allowed to be invested in municipal securities rated below B-/B3 from 5% to 10%.
Effective April 11, 2016, a secondary benchmark (60% S&P Municipal Bond Investment Grade Index and 40% S&P Municipal Bond High Yield Index) was added for NVG. The secondary benchmark was added to better reflect the Fund's mandate in conjunction with the Fund's reorganization.
Effective February 5, 2016, the investment policy changed for NPP, NMO, NPM and NEA. Under the new policy, each Fund may invest up to 35% of its assets in municipal securities rated BBB and below or judged by the portfolio manager to be of comparable quality.
FUND REORGANIZATIONS
During August 2015, the Board of Directors/Trustees of the Nuveen Closed-End Funds approved a series of reorganizations for certain Funds included in this report (the Target Funds) to create one, larger-national Fund (the Acquiring Fund).

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Nuveen	5

Portfolio Managers' Comments (continued)
The reorganizations are as follows:

Target Funds	Symbol	Acquiring Fund	Symbol
Nuveen Municipal Opportunity Fund, Inc.	NIO	Nuveen Dividend Advantage Municipal Income	NVG
Nuveen Quality Municipal Fund, Inc.	NQI	Fund, renamed Nuveen Enhanced AMT-Free
Nuveen Quality Income Municipal Fund, Inc.	NQU	Municipal Credit Opportunities Fund
During March 2016, the reorganizations were approved by shareholders and became effective before the opening of business on April 11, 2016.
During February 2016, the Board of Directors/Trustees of the Nuveen Closed-End Funds approved a series of reorganizations for certain Funds included in this report (the Target Funds) to create one, larger-national Fund (the Acquiring Fund).
The approved reorganizations are as follows:

Target Funds	Symbol	Acquiring Fund	Symbol
Nuveen Performance Plus Municipal Fund, Inc.	NPP	Nuveen AMT-Free Municipal Income	NEA
Nuveen Municipal Market Opportunity Fund, Inc.	NMO	Fund, to be renamed Nuveen Enhanced
Nuveen Premium Income Municipal Fund 2, Inc.	NPM	AMT-Free Municipal Quality Fund
See Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies, Fund Reorganizations for further information.
What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2016?
Municipal bonds rallied in the six-month reporting period amid falling interest rates, improved credit fundamentals, robust demand and tight supply. Our trading activity continued to focus on pursuing the Funds' investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. The Funds' positioning emphasized intermediate and longer maturities, lower rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.
We have also continued to be more cautious in selecting individual securities. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we've started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. We believe this shift in the marketplace merits extra vigilance on our part to ensure that every credit considered for the portfolio offers adequate reward potential for the level of risk to the bondholder. In cases where our convictions have been less certain, we have sought compensation for the additional risk or have passed on the deal all together.
Trading activity covered a range of sectors and remained consistent with our strategic emphasis on lower rated, longer maturity credits. During this reporting period, NVG, NPP, NMO, NPM and NEA were active buyers in the transportation, health care and utilities sectors. In the transportation sector, tollroads and airports have continued to benefit from improving fundamentals in the economic recovery. Both air and road travel have increased, while airports and tollroads tend to be critical assets with few

6	Nuveen

competitors. During this reporting period, we increased our Texas tollroad exposures in NVG, NPP, NMO, NPM and NEA. In addition, NPP and NMO established a position in a newly issued New Jersey State Transportation Trust credit, and NVG, NPM and NEA added an Illinois Toll Authority bond.
In the health care sector, NPP and NMO each purchased several hospital bonds, including Wisconsin Health for Ascension Health Services and Orange County for Orlando Health. Ascension is the largest and possibly best-run hospital network in the country, with a strong balance sheet and AA rating. Orlando Health, which operates six hospitals in the Orlando, Florida area, carries an A rating, and appears to be improving its financial position after losing market share a few years ago. We also selectively bought health care credits in NVG and NEA during this reporting period.
The utility sector presented several buying opportunities for the Funds during this reporting period. The sector has suffered recently on concerns about falling commodity prices and a shunning by investors, but we believe the higher yields, in select cases, compensate investors for the risk we're taking. NVG, NPM and NEA bought a bond issued for public utility provider South Carolina Santee Cooper. We bought a Springfield Electric Revenue issue in NVG, NPP and NMO, taking advantage of the recent price dislocation in Illinois' municipal bond market.
In NMZ, we continued to focus on research and the selection of individual credits with the potential for improvement as the key contributors to performance. NMZ emphasized bonds with above-market coupons and stable-to-improving credit fundamentals. During this reporting period, we continued to favor areas of the market that have been key long-term overweight positions in the Fund's portfolio, including the industrial development revenue (IDR), land-backed, health care and tobacco sectors.
We added two new IDR sector positions during this period, Allegheny County U.S. Steel and Maryland CNX Marine Terminal. These bonds were available at deep discounts due to their exposure to commodity prices and the negative sentiment surrounding commodity supply surplus. As some of these concerns eased, both positions subsequently delivered positive performance.
Land-backed bonds, also known as special assessment or "dirt bonds," have been an attractive source of opportunities for NMZ, as the real estate market has continued to rebound and credit fundamentals have improved. The bonds are used to finance basic infrastructure projects and are repaid with property taxes as the land becomes more valuable as a result of its development. We added Jefferson Center Metropolitan District 1 in Colorado, Northern Palm Beach County Florida Improvement District Water Control and Babcock Ranch Community Independent Special Assessment bonds.
Like in the other five Funds, the health care sector remains a longstanding strategic position in NMZ as well. NMZ bought a New York City Resource Corporation for Albert Einstein College of Medicine, Inc. credit in mid-January that performed well through the end of the reporting period. We also invested in a Daughters of Charity Health System bond. This California-based, seven-hospital system has been struggling and is under new management, which we believe can turn it around over time. NMZ also added to its existing position in Colorado Health for American Baptist Homes Project, a network of senior assisted living communities.
Also during this reporting period, NMZ took advantage of a Chicago local general obligation bond (GO) opportunity. The Chicago Board of Education, which manages the Chicago Public Schools system, issued new bonds in January 2016 to help manage some of school system's short-term funding needs. NMZ bought these bonds, which offered high yields and long maturities, and were

Nuveen	7

Portfolio Managers' Comments (continued)
available at attractive prices due to heightened investor concerns about these credits at the time of issue. While the Chicago Board of Education continues to face challenges, the stabilization of some of the concerns helped the bond perform well since we bought it.
For all six Funds, cash for new purchases was generated mainly from maturing and called bonds. NMZ also holds bonds that make sinking fund payments, which are monies an issuer sets aside to periodically repay a portion of the bond issue during a bond's lifetime. During this reporting period, NMZ received ample cash from these sinking fund payments, dividend reinvestments and share offerings in the secondary market, as well as from maturing and called bonds, to fund its buying activity.
As of April 30, 2016, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NVG, NPM and NEA also invested in forward interest rates swaps to help reduce price volatility risk to movements in U.S. interest rates relative to the Funds' benchmark. Although these swaps had a negative impact on performance, the three Funds' overall duration positioning was a positive contributor to performance during this reporting period.
How did the Funds perform during the six-month reporting period ended April 30, 2016?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.
For the six months ended April 30, 2016, the total returns on common share NAV for NVG, NPP, NMO, NPM and NEA outperformed both the return for the national S&P Municipal Bond Index and the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average. NMZ outperformed the return on both the S&P Municipal Bond High Yield Index and the S&P Municipal Bond Index but lagged the average return for the Lipper High-Yield Municipal Debt Funds Classification Average.
For NVG, NPP, NMO, NPM and NEA, duration and yield curve positioning were among the main positive contributors to performance during this reporting period. Consistent with our long term strategy, these Funds tended to have longer durations than the benchmark, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underper-forming shorter end of the curve. NPP and NMO, which have higher weightings in zero coupon bonds, benefited from the strong performance of this segment of the market. "Zeros," which are typically issued with maturities of 25 years and longer remained in favor with investors seeking higher yields.
Credit ratings allocations also boosted performance of NVG, NPP, NMO, NPM and NEA during this reporting period. The returns of lower quality bonds generally outpaced those of higher quality credits due to investor demand for higher yielding assets and a willingness to increase credit risk because of improving credit fundamentals. The Funds' overweight allocations to the lower quality categories and underweight allocations to AAA and AA rated credits were advantageous to performance.
Sector allocations and individual credit selection provided additional gains for the Funds. The tobacco sector, the best-performing sector during this reporting period, contributed positively to the performance of NVG, NPP, NMO, NPM and NEA. The health care and

8	Nuveen

transportation sectors were also among the top-performing segments in the municipal market in this reporting period. The Funds' exposures to these two sectors, which were generally overweight allocations relative to the benchmark, also boosted relative returns.
In addition, the use of regulatory leverage was an important positive factor affecting the performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
For NMZ, which is primarily compared to the S&P Municipal Bond High Yield Index, many of the same factors drove its performance. Within the high yield segment of the municipal bond market, tobacco and Puerto Rico bonds continued to be the largest movers during this reporting period. The Fund had no exposure to Puerto Rico credits during this reporting period, which was beneficial to performance because the group underperformed due to the Commonwealth's weakening credit outlook. The tobacco sector, in contrast, bested all other sectors by a wide margin during this reporting period. Tobacco credits benefited from their liquidity during a period of strong investor demand and a surprise uptick in cigarette sales in 2015. The Fund's underweight tobacco exposure was a detractor from relative performance. Although the Fund's tobacco weighting did marginally increase over the reporting period mostly because of market appreciation and to a lesser extent trading activity, it remained well below that of the benchmark index because we consider the high yield benchmark's weight to be too high for NMZ given our current assessment of the sector.
Nevertheless, positive returns in other areas of the portfolio more than compensated for this relative loss. NMZ's use of leverage and our selection of bonds within its tender option bond trusts contributed positively to performance, as did the Fund's longer duration and maturity profile. Individual credit selections also added value during this reporting period, due to spread narrowing and higher distribution yields across a diverse range of sectors and issues. NMZ's position in New York Liberty for World Trade Center 3 bonds was bolstered by good progress in the project's construction and strong leasing activity, as well as by the scarcity value of New York City tax-exempt bonds. Several new positions contributed to performance after we added them in the second half of the reporting period. We bought the Allegheny County U.S. Steel, CNX Marine Terminal and Chicago Board of Education credits at discounted prices and, as investors' fears were mitigated, the bonds' yield spreads narrowed, which aided performance.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. Subsequent to the close of the reporting period, Puerto Rico's effort to restructure its public utility debt was struck down by the U.S. Supreme Court. All Puerto Rico debt restructuring efforts are now concentrated in Congress.
In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NVG, NPP, NMO and NEA had limited exposure which was either insured or investment grade to Puerto Rico debt, 0.28%, 0.74%, 0.51% and 0.42%, respectively, while NPM and NMZ did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification

Nuveen	9

Portfolio Managers' Comments (continued)
and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. The Funds have received notification by their current municipal bond pricing service that such service has agreed to be acquired by the parent company of another pricing service, and that the transaction is under regulatory review. Thus there is an increased risk that each Fund's pricing service may change, or that the Funds' current pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund's shares.

10	Nuveen

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.
As of April 30, 2016, the Funds' percentages of leverage are as shown in the accompanying table.

	NVG	NPP	NMO	NPM	NEA	NMZ
Effective Leverage*	34.96%	36.58%	33.91%	36.81%	34.42%	31.68%
Regulatory Leverage*	30.21%	34.68%	32.60%	30.23%	29.08%	10.17%

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen	11

Fund Leverage (continued)
THE FUNDS' REGULATORY LEVERAGE
As of April 30, 2016, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	VMTP Shares		VRDP Shares
		Shares			Shares
		Issued at			Issued at
		Liquidation			Liquidation
Fund	Series	Preference	Series		Preference	Total
NVG	2018*	$240,400,000	1		$179,000,000
	—	—	2	*	$385,400,000
	—	—	3	*	$667,200,000
		$240,400,000			$1,231,600,000	$1,472,000,000
NPP	2018	$535,000,000	—		—	$535,000,000
NMO	—	—	1		$350,900,000	$350,900,000
NPM	—	—	1		$489,500,000	$489,500,000
NEA	2016	$151,000,000	1		$219,000,000
	—	—	2		$130,900,000
		$151,000,000	—		$349,900,000	$500,900,000
NMZ	2018	$87,000,000	—		—	$87,000,000

*	VMTP Shares and VRDP Shares issued in connection with the reorganization.
Subsequent to the close of this reporting period, NVG issued an additional $180,000,000 VRDP Shares at liquidation preference, which will be used to invest in additional municipal securities in accordance with its investment objectives and policies and to pay costs associated with the transaction.
Subsequent to the close of this reporting period, NEA refinanced all of its outstanding VMTP Shares with the issuance of new VMTP Shares. NEA also issued an additional $87,000,000 VMTP Shares at liquidation preference to be invested in accordance with its investment policies.
Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on VMTP and VRDP Shares and each Fund's respective transactions.

12	Nuveen

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of April 30, 2016. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NVG	NPP	NMO	NPM	NEA	NMZ
November 2015	$0.0630	$0.0730	$0.0635	$0.0720	$0.0625	$0.0760
December	0.0645	0.0730	0.0635	0.0720	0.0625	0.0760
January	0.0645	0.0730	0.0635	0.0720	0.0625	0.0760
February	0.0645	0.0730	0.0635	0.0720	0.0625	0.0760
March	0.0645	0.0730	0.0635	0.0720	0.0625	0.0760
April 2016*	0.0645	0.0730	0.0635	0.0720	0.0625	0.0760
Total Monthly Per Share Distributions	$0.3855	$0.4380	$0.3810	$0.4320	$0.3750	$0.4560
Ordinary Income Distribution**	$0.0143	$0.0009	$0.0028	$0.0014	$0.0044	$0.0095
Total Distributions from Net Investment Income	$0.3998	$0.4389	$0.3838	$0.4334	$0.3794	$0.4655
Total Distributions from Long-Term Capital Gains**	$0.0285	$—	$—	$—	$—	$—
Total Distributions	$0.4283	$0.4389	$0.3838	$0.4334	$0.3794	$0.4655
Yields
Market Yield***	5.00%	5.37%	5.16%	5.70%	5.13%	6.45%
Taxable-Equivalent Yield***	6.94%	7.46%	7.17%	7.92%	7.13%	8.96%

*
In connection with NVG's reorganization, the Fund declared a dividend of $.0504 per common share with an ex-dividend date of April 6, 2016, payable on May 2, 2016 and a dividend of $.0141 per common share with an ex-dividend date of April 19, 2016, payable on May 2, 2016.

**	Distribution paid in December 2015.
***
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of April 30, 2016, all the Funds had positive UNII balances, based upon our best estimate, for tax purposes. NVG, NPP, NMO, NPM and NMZ had positive UNII balances and NEA had a negative UNII balance for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the

Nuveen	13

Common Share Information (continued)
composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, NMZ was authorized by the Securities and Exchange Commission (SEC) to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, NMZ, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share. Under the Shelf Offering, the Fund is authorized to issue additional common shares as shown in the accompanying table:
NMZ
Additional authorized common shares	7,700,000
During the current reporting period, NMZ sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

NMZ
Common shares sold through Shelf Offering	5,200,734
Weighted average premium to NAV per common share sold	1.61%
Subsequent to the close of this reporting period, NMZ filed a registration statement with the SEC, pursuant to which the Fund may issue an additional 5,000,000 common shares. New common shares of NMZ will not be sold until the registration statement is effective.
Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf offerings and the Fund's transactions.
COMMON SHARE REPURCHASES
During August 2015, the Funds' Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of April 30, 2016, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NVG	NPP	NMO	NPM	NEA	NMZ
Common shares cumulatively repurchased and retired	202,500	0	0	422,900	19,300	0
Common shares authorized for repurchase	2,665,000	6,005,000	4,585,000	7,070,000	7,890,000	5,010,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of April 30, 2016, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NVG	NPP	NMO	NPM	NEA	NMZ
Common share NAV	$16.79	$16.79	$15.81	$15.98	$15.48	$13.89
Common share price	$15.48	$16.32	$14.77	$15.16	$14.63	$14.14
Premium/(Discount) to NAV	(7.80)%	(2.80)%	(6.58)%	(5.13)%	(5.49)%	1.80%
6-month average premium/(discount) to NAV	(10.81)%	(7.45)%	(10.40)%	(8.29)%	(8.85)%	0.93%

14	Nuveen

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund (NVG)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NVG.
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPP.
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NMO.
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPM.
Nuveen AMT-Free Municipal Income Fund (NEA)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NEA.

Nuveen	15

Risk Considerations (continued)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NMZ.

16	Nuveen

NVG
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NVG at Common Share NAV	7.50%	9.31%	8.97%	6.61%
NVG at Common Share Price	13.42%	13.94%	9.01%	6.23%
S&P Municipal Bond Index	3.52%	5.16%	5.56%	4.87%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	6.28%	8.61%	10.09%	6.57%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen	17

NVG	Performance Overview and Holding Summaries as of April 30, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	147.4%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations, VMTP Shares, at Liquidation Preference & VRDP Shares, at Liquidation Preference	148.5%
Floating Rate Obligations	(5.2)%
VMTP Shares, at Liquidation Preference	(7.1)%
VRDP Shares, at Liquidation Preference	(36.2)%
Net Assets	100%

Credit Quality (% of total investment exposure)[1]
AAA/U.S. Guaranteed	14.1%
AA	40.8%
A	19.8%
BBB	10.9%
BB or Lower	10.7%
N/R (not rated)	3.7%
Total	100%

Portfolio Composition (% of total investments)[1]
Health Care	20.3%
Tax Obligation/Limited	17.6%
Transportation	14.7%
U.S. Guaranteed	8.9%
Tax Obligation/General	8.9%
Utilities	7.8%
Education and Civic Organizations	6.9%
Consumer Staples	6.0%
Water and Sewer	5.2%
Other	3.7%
Total	100%

States and Territories (% of total municipal bonds)
Illinois	11.6%
California	10.6%
Texas	8.7%
Ohio	5.6%
Florida	5.4%
Colorado	5.0%
New York	4.0%
New Jersey	3.9%
Pennsylvania	3.9%
South Carolina	3.3%
Indiana	3.2%
Michigan	2.8%
Washington	2.5%
Georgia	2.2%
Massachusetts	2.0%
Arizona	2.0%
Iowa	1.8%
Wisconsin	1.8%
Other	19.7%
Total	100%

[1]	Excluding investments in derivatives.

18	Nuveen

NPP
Nuveen Performance Plus Municipal Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPP at Common Share NAV	6.76%	9.07%	10.19%	6.94%
NPP at Common Share Price	13.68%	15.90%	10.79%	7.58%
S&P Municipal Bond Index	3.52%	5.16%	5.56%	4.87%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	6.28%	8.61%	10.09%	6.57%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen	19

NPP	Performance Overview and Holding Summaries as of April 30, 2016 (continued)

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.8%
Corporate Bonds	0.0%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Preference	155.9%
Floating Rate Obligations	(2.8)%
VMTP Shares, at Liquidation Preference	(53.1)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	15.0%
AA	47.4%
A	20.4%
BBB	7.6%
BB or Lower	8.2%
N/R (not rated)	1.4%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	20.3%
Tax Obligation/Limited	20.2%
Health Care	16.7%
Tax Obligation/General	13.7%
U.S. Guaranteed	8.5%
Utilities	7.3%
Consumer Staples	7.0%
Other	6.3%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	16.6%
Texas	11.2%
California	11.0%
Colorado	6.5%
Florida	5.2%
New Jersey	4.7%
Ohio	4.5%
New York	3.7%
Nevada	3.7%
Indiana	3.1%
Pennsylvania	2.9%
South Carolina	2.8%
Virginia	2.6%
Massachusetts	2.2%
Other	19.3%
Total	100%

20	Nuveen

NMO
Nuveen Municipal Market Opportunity Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMO at Common Share NAV	6.53%	9.14%	10.79%	6.53%
NMO at Common Share Price	13.35%	14.73%	9.99%	6.84%
S&P Municipal Bond Index	3.52%	5.16%	5.56%	4.87%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	6.28%	8.61%	10.09%	6.57%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen	21

NMO	Performance Overview and Holding Summaries as of April 30, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	145.5%
Common Stocks	0.3%
Corporate Bonds	0.0%
Other Assets Less Liabilities	2.9%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Preference	148.7%
Floating Rate Obligations	(0.3)%
VRDP Shares, at Liquidation Preference	(48.4)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.9%
AA	48.5%
A	22.1%
BBB	7.7%
BB or Lower	8.8%
N/R (not rated)	0.8%
N/A (not applicable)	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	22.5%
Health Care	19.3%
Tax Obligation/Limited	17.8%
Tax Obligation/General	13.3%
Consumer Staples	6.9%
U.S. Guaranteed	6.9%
Utilities	6.3%
Other	7.0%
Total	100%

States and Territories
(% of total municipal bonds)
California	12.1%
Illinois	10.3%
Texas	9.8%
Ohio	6.2%
Colorado	6.1%
Michigan	5.3%
New York	4.7%
New Jersey	4.6%
Nevada	4.5%
Florida	4.2%
Pennsylvania	4.2%
Virginia	3.1%
Indiana	2.6%
Washington	2.3%
Missouri	2.1%
Other	17.9%
Total	100%

22	Nuveen

NPM
Nuveen Premium Income Municipal Fund 2, Inc.
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPM at Common Share NAV	6.79%	8.93%	8.99%	6.55%
NPM at Common Share Price	12.59%	15.06%	9.64%	7.31%
S&P Municipal Bond Index	3.52%	5.16%	5.56%	4.87%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	6.28%	8.61%	10.09%	6.57%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen	23

NPM	Performance Overview and Holding Summaries as of April 30, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	146.5%
Corporate Bonds	0.0%
Other Assets Less Liabilities	2.8%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Preference	149.3%
Floating Rate Obligations	(6.0)%
VRDP Shares, at Liquidation Preference	(43.3)%
Net Assets	100%

Credit Quality
(% of total investment exposure)[1]
AAA/U.S. Guaranteed	15.3%
AA	46.0%
A	24.2%
BBB	9.7%
BB or Lower	3.9%
N/R (not rated)	0.9%
Total	100%

Portfolio Composition
(% of total investments)[1]
Transportation	17.6%
Tax Obligation/General	15.7%
Tax Obligation/Limited	14.7%
Health Care	14.1%
U.S. Guaranteed	9.8%
Water and Sewer	8.0%
Utilities	7.6%
Education and Civic Organizations	7.5%
Other	5.0%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	12.9%
California	11.0%
Florida	10.9%
Texas	9.6%
Ohio	5.6%
New York	5.4%
Nevada	4.8%
Michigan	3.7%
Colorado	3.6%
Washington	3.2%
New Jersey	2.6%
Indiana	2.5%
Pennsylvania	2.4%
Louisiana	2.3%
Other	19.5%
Total	100%

[1]	Excluding investments in derivatives.

24	Nuveen

NEA
Nuveen AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NEA at Common Share NAV	7.08%	9.04%	7.69%	6.16%
NEA at Common Share Price	13.36%	10.60%	8.21%	6.51%
S&P Municipal Bond Index	3.52%	5.16%	5.56%	4.87%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	6.28%	8.61%	10.09%	6.57%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen	25

NEA	Performance Overview and Holding Summaries as of April 30, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	142.4%
Corporate Bonds	0.0%
Other Assets Less Liabilities	2.4%
Net Assets Plus Floating Rate Obligations, VMTP Shares, at Liquidation Preference & VRDP Shares, at Liquidation Preference	144.8%
Floating Rate Obligations	(3.8)%
VMTP Shares, at Liquidation Preference	(12.4)%
VRDP Shares, at Liquidation Preference	(28.6)%
Net Assets	100%

Credit Quality
(% of total investment exposure)[1]
AAA/U.S. Guaranteed	14.1%
AA	45.9%
A	22.7%
BBB	10.8%
BB or Lower	5.0%
N/R (not rated)	1.5%
Total	100%

Portfolio Composition
(% of total investments)[1]
Transportation	20.0%
Health Care	18.4%
Tax Obligation/Limited	14.8%
Education and Civic Organizations	10.9%
Water and Sewer	8.9%
Tax Obligation/General	8.6%
U.S. Guaranteed	8.6%
Other	9.8%
Total	100%

States and Territories
(% of municipal bonds)
California	11.0%
Illinois	10.9%
Florida	7.4%
Texas	7.3%
Ohio	6.1%
New York	5.0%
New Jersey	4.4%
Pennsylvania	4.3%
Colorado	3.8%
Indiana	3.3%
Washington	3.1%
Massachusetts	3.0%
South Carolina	2.8%
Arizona	2.6%
Louisiana	2.0%
Nevada	1.8%
Georgia	1.8%
Other	19.4%
Total	100%

[1]	Excluding investments in derivatives.

26	Nuveen

NMZ
Nuveen Municipal High Income Opportunity Fund
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMZ at Common Share NAV	5.18%	7.80%	13.01%	6.83%
NMZ at Common Share Price	6.28%	9.64%	11.30%	5.91%
S&P Municipal Bond High Yield Index	3.84%	5.02%	8.45%	5.13%
S&P Municipal Bond Index	3.52%	5.16%	5.56%	4.87%
Lipper High-Yield Municipal Debt Funds Classification Average	5.31%	7.73%	10.04%	6.30%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen	27

NMZ	Performance Overview and Holding Summaries as of April 30, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	113.7%
Common Stocks	1.0%
Corporate Bonds	0.6%
Other Assets Less Liabilities	4.4%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Preference	119.7%
Floating Rate Obligations	(8.4)%
VMTP Shares, at Liquidation Preference	(11.3)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.6%
AA	23.9%
A	7.4%
BBB	10.8%
BB or Lower	16.3%
N/R (not rated)	29.3%
N/A (not applicable)	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	25.3%
Education and Civic Organizations	14.1%
Health Care	13.4%
Consumer Staples	6.9%
Industrials	6.6%
Tax Obligation/General	5.6%
Transportation	5.2%
Utilities	4.7%
Other	18.2%
Total	100%

States and Territories
(% of total municipal bonds)
California	14.1%
Florida	12.3%
Illinois	9.2%
Colorado	7.6%
Texas	5.5%
New York	5.3%
Ohio	4.7%
Arizona	3.5%
Louisiana	3.2%
Indiana	2.9%
Wisconsin	2.5%
Washington	2.4%
Michigan	2.4%
Pennsylvania	2.4%
Tennessee	2.0%
New Jersey	1.8%
Other	18.2%
Total	100%

28	Nuveen

Shareholder Meeting Report
A special meeting of shareholders was held in the offices of Nuveen Investments on November 9, 2015 for NVG, NQI, NQU and NIO; at this meeting the shareholders were asked to vote to approve an agreement and plan of reorganization, to approve the issuance of additional common shares, to approve a new investment management agreement and to approve a new sub-advisory agreement. The meeting for NVG, NQI, NQU and NIO was subsequently adjourned to December 9, 2015 and additionally adjourned to January 11, 2016, February 10, 2016 and March 2, 2016.

	NVG			NQI
		Common and		Common and
		Preferred		Preferred
		shares voting		shares voting
	Common	together	Preferred	together	Preferred
	Shares	as a class	Shares	as a class	Shares
To approve an Agreement and Plan of Reorganization
For	—	—	1,790	20,494,597	2,404
Against	—	—	—	2,976,290	—
Abstain	—	—	—	758,304	—
Total	—	—	1,790	24,229,191	2,404
To approve the issuance of additional common shares
in connection with each Reorganization.
For	12,780,697	12,782,487	—	—	—
Against	1,507,618	1,507,618
Abstain	634,228	634,228	—	—	—
Total	14,922,543	14,924,333	—	—	—
To approve a New Investment Management Agreement
For	—	12,861,308	—	—	—
Against	—	1,346,777	—	—	—
Abstain	—	716,248	—	—	—
Total	—	14,924,333	—	—	—
To approve a New Sub-Advisory Agreement
For	—	12,842,319	—	—	—
Against	—	1,340,516	—	—	—
Abstain	—	741,498	—	—	—
Total	—	14,924,333	—	—	—

Nuveen	29

Shareholder Meeting Report (continued)

	NQU		NIO
	Common and		Common and
	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting
	together	together	together	Preferred
	as a class	as a class	as a class	Shares
To approve an Agreement and Plan of Reorganization
For	24,749,370	3,059	48,403,671	5,576
Against	3,130,182	795	7,379,238	850
Abstain	1,630,390	—	2,214,252	—
Total	29,509,942	3,854	57,997,161	6,426
To approve the issuance of additional common shares
in connection with each Reorganization.
For	—	—	—	—
Against
Abstain	—	—	—	—
Total	—	—	—	—
To approve a New Investment Management Agreement
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Total	—	—	—	—
To approve a New Sub-Advisory Agreement
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Total	—	—	—	—

30	Nuveen

NVG
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Income Fund)
	Portfolio of Investments	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.4% (100.0% of Total Investments)
	Alabama – 2.0% (1.3% of Total Investments)
$3,645	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	$3,765,650
6,850	Birmingham Waterworks and Sewer Board, Alabama, Water and Sewer Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+	7,001,248
35,355	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	45,217,277
8,100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	8,201,007
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Series 2011B:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	AA	1,326,963
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	AA	1,072,230
56,200	Total Alabama			66,584,375
	Alaska – 0.6% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
7,010	5.000%, 6/01/32	7/16 at 100.00	B3	6,667,350
13,835	5.000%, 6/01/46	7/16 at 100.00	B3	13,041,148
20,845	Total Alaska			19,708,498
	Arizona – 2.9% (2.0% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A3	4,702,618
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,390,117
1,850	5.000%, 2/01/21	No Opt. Call	BBB+	2,154,085
1,485	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 4.000%, 12/01/39	12/24 at 100.00	A2	1,552,538
10,000	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/31	7/22 at 100.00	A1	11,275,000
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/29 – AGC Insured Arizona State, Certificates of Participation, Series 2010A:	4/20 at 100.00	AA	3,361,350
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	1,341,876
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	1,664,925
7,070	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA	7,913,098
1,190	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,235,256
	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust 11032:
5,200	14.194%, 7/01/26 (Pre-refunded 7/01/17) – AGM Insured (IF)	7/17 at 100.00	AA (4)	6,081,504
2,750	14.194%, 7/01/26 (Pre-refunded 7/01/17) – AGM Insured (IF)	7/17 at 100.00	AA (4)	3,216,180
630	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	7/17 at 100.00	Aa2 (4)	664,203
370	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	389,973
7,780	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	8,757,868

Nuveen	31

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$2,350	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	$2,541,126
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
6,000	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	8,110,200
8,755	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	11,926,760
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A:
620	5.000%, 7/01/35	7/25 at 100.00	BB	658,973
1,025	5.000%, 7/01/46	7/25 at 100.00	BB	1,068,542
885	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	885,416
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A3	1,123,440
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
7,930	5.000%, 12/01/32	No Opt. Call	BBB+	9,732,965
4,825	5.000%, 12/01/37	No Opt. Call	BBB+	6,032,842
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33	8/23 at 100.00	Baa1	2,271,120
84,865	Total Arizona			100,051,975
	Arkansas – 0.2% (0.1% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	1,194,500
20,125	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	6,101,095
22,625	Total Arkansas			7,295,595
	California – 15.6% (10.6% of Total Investments)
2,165	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	2,013,688
6,135	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured	No Opt. Call	AA	3,984,376
12,550	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	6,409,410
4,100	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	Ba3	4,427,098
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	AA–	5,866,250
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
3,275	5.450%, 6/01/28	12/18 at 100.00	B3	3,320,130
2,975	5.650%, 6/01/41	12/18 at 100.00	B2	3,015,936
1,020	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2012A, 5.000%, 11/15/23	11/22 at 100.00	BBB+	1,176,805
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	11,273,300
1,600	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	1,871,391
6,665	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A , 5.000%, 8/15/54 (UB) (5)	8/25 at 100.00	AA	7,791,451

32	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
$4,075	8.926%, 2/15/20 (IF) (5)	No Opt. Call	AA	$5,023,008
1,650	8.926%, 2/15/20 (IF) (5)	No Opt. Call	AA	2,033,856
1,555	8.919%, 2/15/20 (IF) (5)	No Opt. Call	AA	1,916,429
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA–	5,853,900
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A:
555	5.000%, 7/01/41	7/26 at 100.00	BB	597,613
195	5.000%, 7/01/46	7/26 at 100.00	BB	209,194
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,589,305
735	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016, 5.000%, 6/01/46	6/26 at 100.00	N/R	754,595
715	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2016A, 5.000%, 6/01/36	6/25 at 100.00	N/R	754,654
2,250	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/28 – AMBAC Insured	2/17 at 100.00	AA–	2,312,730
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	10/16 at 100.00	AA–	80,288
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	10/16 at 100.00	AA–	5,018
	California State, General Obligation Bonds, Various Purpose Series 2007:
9,730	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	Aaa	10,199,959
6,270	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	Aaa	6,572,840
	California State, General Obligation Bonds, Various Purpose Series 2010:
3,500	5.250%, 3/01/30	3/20 at 100.00	AA–	4,064,550
10,000	5.500%, 11/01/35	11/20 at 100.00	AA–	11,982,600
18,710	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB+	20,589,607
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
10,210	5.000%, 12/01/46 (WI/DD, Settling 5/11/16)	6/26 at 100.00	BB+	11,145,542
16,915	5.250%, 12/01/56 (WI/DD, Settling 5/11/16)	6/26 at 100.00	BB+	18,460,693
4,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 4.000%, 7/01/39	7/24 at 100.00	A	4,223,960
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	8,395,660
1,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,034,610
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,360	5.500%, 7/01/30 (6)	7/16 at 100.00	CCC	1,359,905
4,000	5.500%, 7/01/35 (6)	7/16 at 100.00	CCC	4,005,240
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	3,964,860
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – NPFG Insured (ETM)	No Opt. Call	AA+ (4)	4,265,800
3,400	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	AA	1,838,482
14,345	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	AA	6,055,025

Nuveen	33

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A:
$2,615	0.000%, 8/01/31 – AGM Insured (7)	8/28 at 100.00	A2	$2,408,520
3,600	0.000%, 8/01/34 – AGM Insured (7)	8/28 at 100.00	A2	3,271,212
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
3,960	0.000%, 1/15/34 – AGM Insured	No Opt. Call	AA	2,068,348
5,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	2,497,250
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
910	6.850%, 1/15/42	1/31 at 100.00	BBB–	757,966
3,610	5.750%, 1/15/46	1/24 at 100.00	BBB–	4,250,630
6,610	6.000%, 1/15/49	1/24 at 100.00	BBB–	7,870,460
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/16 at 100.00	A	2,459,944
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
26,875	4.500%, 6/01/27	6/17 at 100.00	B+	27,314,406
24,000	5.000%, 6/01/33	6/17 at 100.00	B–	24,026,880
1,155	5.750%, 6/01/47	6/17 at 100.00	B–	1,158,373
8,440	5.125%, 6/01/47	6/17 at 100.00	B–	8,292,722
1,520	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	7/16 at 100.00	A	1,524,712
	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006:
5,600	0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	4,692,240
5,795	0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	4,683,983
1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured	9/21 at 100.00	AA	1,317,858
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Election of 2004, Series 2006F, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (4)	3,023,730
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 1/01/28 – NPFG Insured	7/17 at 100.00	Aa2	5,224,100
7,575	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)	8/35 at 100.00	AA	5,947,739
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	4,735,764
3,290	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	3,339,942
	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A:
5,905	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	4,533,800
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,561,037
3,105	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)	8/16 at 100.00	AA– (4)	3,400,192
	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A:
4,000	4.250%, 8/15/38	8/25 at 100.00	N/R	4,337,360
675	5.250%, 8/15/45	8/25 at 100.00	N/R	784,283
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Ba1	5,406,400
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	2,854,365
7,875	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured (7)	8/29 at 100.00	AA	9,206,505

34	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	A+	$5,294,498
4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 0.000%, 10/01/28 – AGM Insured (7)	10/25 at 100.00	AA	4,771,629
6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 – AGM Insured	7/16 at 100.00	AA	6,023,460
670	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	781,756
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015:
495	5.000%, 9/01/40	9/25 at 100.00	N/R	562,706
250	5.000%, 9/01/46	9/25 at 100.00	N/R	283,228
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 18.782%, 2/01/33 (IF)	8/19 at 100.00	AA	2,867,592
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43	5/23 at 100.00	A+	4,619,520
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	Aaa	63,103,349
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
2,680	5.000%, 1/15/44	1/25 at 100.00	BBB–	2,975,202
8,275	5.000%, 1/15/50	1/25 at 100.00	BBB–	9,114,747
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	5,838,009
37,040	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	37,883,400
4,175	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AAA	2,869,728
5,690	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/42	No Opt. Call	AA	1,645,150
4,325	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/34 – AGM Insured	No Opt. Call	AA	2,165,657
5,625	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	AA–	7,165,856
5,625	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	7,161,975
6,785	Santa Clara Valley Water District, California, Water Revenue Bonds, Series 2006A, 3.750%, 6/01/25 (Pre-refunded 6/01/16) – AGM Insured	6/16 at 100.00	Aa1 (4)	6,805,287
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	3,023,265
4,275	Sequoia Union High School District, San Mateo County, California, General Obligation Bonds, Series 2006, 3.500%, 7/01/29 – AGM Insured	7/16 at 100.00	Aa1	4,285,089
4,495	Stockton-East Water District, California, Certificates of Participation, Refunding Series 2002B, 0.000%, 4/01/28 – FGIC Insured	7/16 at 100.00	AA–	2,193,380
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
1,245	4.750%, 6/01/23	7/16 at 100.00	B+	1,245,386
1,500	5.500%, 6/01/45	7/16 at 100.00	B–	1,499,895
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
1,345	4.750%, 6/01/25	7/16 at 100.00	BBB	1,345,525
1,315	5.125%, 6/01/46	7/16 at 100.00	B+	1,314,908
549,960	Total California			531,230,676

Nuveen	35

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 7.4% (5.0% of Total Investments)
	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
$750	5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	$758,873
1,080	5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,091,534
195	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	206,827
1,165	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, James Irwin Educational Foundation Project, Refunding & Improvement Series 2007, 5.000%, 12/01/38	12/24 at 100.00	A	1,312,035
7,320	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 3.750%, 6/15/47 (WI/DD, Settling 5/06/16)	6/26 at 100.00	A	7,213,348
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A:
1,500	5.000%, 9/01/36	9/16 at 100.00	A+	1,520,115
3,350	4.500%, 9/01/38	9/16 at 100.00	A+	3,387,788
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	3,272,970
11,520	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	13,080,038
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
1,640	5.000%, 12/01/22	No Opt. Call	BBB+	1,901,826
2,895	5.000%, 12/01/23	12/22 at 100.00	BBB+	3,332,550
4,200	5.000%, 12/01/24	12/22 at 100.00	BBB+	4,798,920
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
1,410	5.000%, 6/01/32	No Opt. Call	A–	1,586,842
2,000	5.000%, 6/01/33	No Opt. Call	A–	2,245,840
5,855	5.000%, 6/01/40	No Opt. Call	A–	6,516,615
5,145	5.000%, 6/01/45	No Opt. Call	A–	5,717,947
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013:
690	5.500%, 6/01/33	6/23 at 100.00	BBB+	806,355
720	5.625%, 6/01/43	6/23 at 100.00	BBB+	847,152
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,088,130
11,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	13,120,062
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	1,555,590
2,540	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Refunding & Improvement Series 2013, 5.000%, 12/01/25 – AGM Insured	12/22 at 100.00	AA	3,072,663
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	529,050
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	527,060
500	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/25 at 100.00	N/R	504,145
10,640	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	12,198,547
1,000	Denver, Colorado, Airport System Revenue Bonds, Series 2006, 5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	1,024,790
5,365	Denver, Colorado, Airport System Revenue Bonds, Series 2006A, 5.000%, 11/15/23 – NPFG Insured (UB)	11/16 at 100.00	AA–	5,499,125

36	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,085	Denver, Colorado, Airport System Revenue Bonds, Trust 2365,15.037%, 6/17/16 – NPFG Insured (IF)	No Opt. Call	AA–	$1,191,482
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	BBB+	4,605,354
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
35,995	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	AA–	30,136,814
6,525	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	AA–	4,928,920
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
17,000	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	AA–	13,304,710
9,880	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	5,811,021
43,000	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	24,191,800
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
20,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	14,491,200
1,150	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	792,373
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	3,761,870
	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater Revenue Bonds, Series 2012:
400	5.000%, 12/01/32	No Opt. Call	A+	468,340
1,000	3.000%, 12/01/32	No Opt. Call	A+	1,007,980
500	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	509,730
500	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	504,100
590	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	639,177
500	Green Gables Metropolitan District No. 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016A, 5.300%, 12/01/46	12/21 at 103.00	N/R	503,550
3,740	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	3,813,491
	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015:
1,005	5.750%, 12/15/46	12/23 at 100.00	N/R	1,022,728
5,355	6.000%, 12/15/50	12/23 at 100.00	N/R	5,448,552
500	Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	508,955
860	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.000%, 12/01/35	12/25 at 100.00	N/R	888,500
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	BBB	746,929
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (4)	1,074,982
5,435	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA	5,980,837
1,180	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	1,356,327
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	7/20 at 100.00	BBB+	7,697,105
3,750	6.000%, 1/15/41	7/20 at 100.00	BBB+	4,347,000
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A:
500	5.500%, 12/01/35	12/20 at 103.00	N/R	505,760
1,000	5.750%, 12/01/45	12/20 at 103.00	N/R	1,012,890

Nuveen	37

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$500	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.250%, 12/01/45	12/21 at 103.00	N/R	$506,325
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	AA–	9,605,595
287,000	Total Colorado			250,081,134
	Connecticut – 0.7% (0.4% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A:
590	5.000%, 9/01/46	9/26 at 100.00	BB	632,209
740	5.000%, 9/01/53	9/26 at 100.00	BB	784,733
10,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 4.125%, 7/01/41	7/25 at 100.00	A–	10,610,000
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	3,704,805
6,460	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	6,509,096
21,040	Total Connecticut			22,240,843
	District of Columbia – 1.4% (1.0% of Total Investments)
3,780	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BB+	3,792,361
8,180	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	10,064,836
6,810	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 4.500%, 4/01/42 – AMBAC Insured	4/17 at 100.00	A	6,991,418
14,800	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	AA+	15,016,820
11,750	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/36 (Pre-refunded 10/01/16) – AMBAC Insured	10/16 at 100.00	AA+ (4)	11,947,635
45,320	Total District of Columbia			47,813,070
	Florida – 7.9% (5.4% of Total Investments)
450	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Teaching Hospital and Clinics Inc., Series 1996A, 6.250%, 12/01/16 – NPFG Insured	No Opt. Call	AA–	463,464
1,250	Bay County, Florida, Water System Revenue Bonds, Refunding Series 2005, 5.000%, 9/01/24 – AMBAC Insured	9/16 at 100.00	Aa3	1,254,900
990	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.700%, 5/01/36	5/26 at 100.00	N/R	992,346
4,000	Broward County, Florida, Professional Sports Facilities Tax and Revenue Bonds, Broward County Civic Arena Project, Refunding Series 2006A, 5.000%, 9/01/28 – AMBAC Insured	No Opt. Call	AA	4,054,480
19,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	22,036,770
2,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA	2,008,280
7,000	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	AA–	8,388,310
4,670	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	5,405,011
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,199,465

38	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$5,110	Clay County, Florida, Utility System Revenue Bonds, Series 2007, 5.000%, 11/01/27 (Pre-refunded 11/01/17) – AGM Insured (UB)	11/17 at 100.00	AA (4)	$5,440,464
12,585	Clay County, Florida, Utility System Revenue Bonds, Series 2007, 5.000% 11/01/32 (Pre-refunded 11/01/17) – AGM Insured (UB)	11/17 at 100.00	AA (4)	13,398,872
1,480	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013, 6.125%, 11/01/43	11/23 at 100.00	BBB–	1,664,571
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
245	5.250%, 11/01/37	11/28 at 100.00	N/R	242,817
320	5.600%, 11/01/46	11/28 at 100.00	N/R	319,069
685	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	687,418
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A:
3,445	6.000%, 4/01/42	4/23 at 100.00	A–	4,110,333
1,720	5.625%, 4/01/43	4/23 at 100.00	A–	1,997,952
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	4,484,640
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
280	5.250%, 5/01/35	5/26 at 100.00	N/R	289,243
315	5.300%, 5/01/36	5/26 at 100.00	N/R	325,625
475	5.500%, 5/01/45	5/26 at 100.00	N/R	490,875
655	5.500%, 5/01/46	5/26 at 100.00	N/R	675,849
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
3,090	6.000%, 6/15/35	6/25 at 100.00	N/R	3,188,293
1,685	6.125%, 6/15/46	6/25 at 100.00	N/R	1,723,772
555	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	573,981
75	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18	No Opt. Call	NA	75,305
	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
165	5.250%, 12/01/17	7/16 at 100.00	AA–	165,607
100	5.250%, 12/01/18	7/16 at 100.00	AA–	100,406
2,550	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2929, 16.241%, 12/01/16 – AGC Insured (IF) (5)	No Opt. Call	AAA	3,502,782
1,710	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36	5/26 at 100.00	N/R	1,719,473
	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006:
1,915	5.500%, 6/01/38 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AA (4)	2,098,955
1,110	5.000%, 6/01/38 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	1,114,451
450	5.000%, 6/01/38 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	451,827
3,795	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/35	10/24 at 100.00	A+	4,386,641
2,060	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	2,264,228
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	A3	1,667,520
1,830	5.000%, 5/01/27 – NPFG Insured	5/17 at 100.00	A3	1,854,888
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A+	705,990
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/25	11/21 at 100.00	A2	1,158,050

Nuveen	39

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	AA–	$1,030,430
3,000	Leesburg, Florida, Utility System Revenue Bonds, Series 2007A, 5.000%, 10/01/37 – NPFG Insured	10/17 at 100.00	AA–	3,162,780
4,125	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	BBB+	4,615,669
5,465	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/43	10/24 at 100.00	BBB+	6,155,995
1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A, 6.000%, 2/01/31 – AGM Insured	2/21 at 100.00	AA	1,840,589
5,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A	5,696,450
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	1,179,640
10,085	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2008B, 5.000%, 10/01/41 – AGM Insured	10/18 at 100.00	AA	10,955,436
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	2,863,050
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/30	10/20 at 100.00	A	2,865,775
2,400	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,775,480
3,015	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA	3,255,838
7,200	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA	7,345,728
6,305	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	7,279,249
4,785	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35	8/26 at 100.00	N/R	4,879,217
2,000	Okaloosa County, Florida, Water and Sewer Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/36 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA (4)	2,015,660
4,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	4,598,840
1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA (4)	1,054,620
2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	AA	2,544,000
5,000	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A, 5.000%, 11/01/44	5/24 at 100.00	AA+	5,760,750
230	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	280,929
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA– (4)	3,163,080
60	Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2006 Refunding, 5.000%, 10/01/36 – AGM Insured	7/16 at 100.00	AA+	60,220
3,590	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	3,757,976
	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
5,450	5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA	5,969,440
8,530	5.000%, 9/01/35 – AGC Insured	9/18 at 100.00	AA	9,287,635
5,190	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2 (4)	5,673,812

40	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016:
$265	4.750%, 11/01/28	11/27 at 100.00	N/R	$266,166
440	5.375%, 11/01/36	11/27 at 100.00	N/R	440,185
1,010	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016, 5.375%, 5/01/37	5/27 at 100.00	N/R	1,018,767
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA–	1,037,720
1,200	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993, 5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,459,512
8,060	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A, 5.000%, 12/01/55	12/25 at 100.00	Baa1	9,082,895
400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	AA	441,592
4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	4,745,750
1,455	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph's Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	6/16 at 100.00	Aaa	1,492,641
10,095	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A	11,498,912
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA	2,326,920
5,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	5,671,050
12,000	Volusia County School Board, Florida, Certificates of Participation, Master Lease Program Series 2007, 5.000%, 8/01/32 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	Aa3 (4)	12,655,440
243,785	Total Florida			268,888,761
	Georgia – 3.3% (2.2% of Total Investments)
5,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/29	No Opt. Call	AA–	5,832,550
17,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	19,200,820
3,060	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/31	5/25 at 100.00	AA–	3,736,933
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	3,091,708
2,000	City of Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 – AGM Insured	12/21 at 100.00	AA	2,405,820
4,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates, Refunding Series 2012, 5.000%, 4/01/28	4/23 at 100.00	A	4,741,520
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	1,444,100
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
5,000	5.250%, 2/15/37	2/20 at 100.00	AA–	5,563,650
4,050	5.125%, 2/15/40	2/20 at 100.00	AA–	4,454,028
15,305	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA–	18,504,816
10,825	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A+	12,283,128
2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured	7/19 at 100.00	A+	2,497,410
7,030	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18) (5)	2/18 at 100.00	AAA	7,554,930

Nuveen	41

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$5,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	$5,536,950
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	1,170,620
10,090	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2015, 5.000%, 10/01/40	10/25 at 100.00	Baa2	11,312,807
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,909,848
97,395	Total Georgia			111,241,638
	Guam – 0.0% (0.0% of Total Investments)
650	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	757,328
	Hawaii – 0.4% (0.3% of Total Investments)
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A, 5.000%, 1/01/45	1/25 at 100.00	BB+	1,535,940
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A1	5,930,400
170	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	193,690
5,775	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A, 4.000%, 7/01/40	7/25 at 100.00	AA–	6,182,195
12,445	Total Hawaii			13,842,225
	Idaho – 0.5% (0.3% of Total Investments)
8,980	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A–	9,937,268
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A–	1,049,130
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
4,000	5.000%, 7/15/23 (Pre-refunded 7/15/16) – NPFG Insured	7/16 at 100.00	A+ (4)	4,038,240
2,195	5.000%, 7/15/24 (Pre-refunded 7/15/16) – NPFG Insured	7/16 at 100.00	A+ (4)	2,215,984
16,175	Total Idaho			17,240,622
	Illinois – 17.1% (11.6% of Total Investments)
	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
675	5.000%, 1/01/25	7/23 at 100.00	A1	794,846
1,170	5.000%, 1/01/26	7/23 at 100.00	A1	1,368,455
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A:
6,125	5.500%, 12/01/39	No Opt. Call	B+	5,182,790
1,470	5.000%, 12/01/41	12/21 at 100.00	B+	1,199,829
4,765	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	No Opt. Call	B+	3,876,089
2,720	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.000%, 12/01/29	No Opt. Call	B+	2,296,469
38,855	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B+	36,925,849
1,315	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/30 – NPFG Insured	No Opt. Call	AA–	622,560

42	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,235	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA	$2,512,073
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	1,202,750
12,215	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	No Opt. Call	AA	13,875,874
2,180	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2013B, 5.000%, 1/01/26	1/23 at 100.00	A	2,595,552
7,700	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA	8,648,486
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
1,500	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	AA–	713,895
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	AA–	14,557,425
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	4,104,014
1,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2007A, 5.000%, 1/01/27 – AMBAC Insured	No Opt. Call	BBB+	1,009,760
3,030	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 5.000%, 1/01/34	No Opt. Call	BBB+	2,936,464
2,500	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2014A, 5.250%, 1/01/33	1/24 at 100.00	BBB+	2,475,175
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	No Opt. Call	BBB+	985,880
10,200	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	No Opt. Call	BBB+	9,907,260
1,235	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB+	1,185,970
7,750	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	6/16 at 100.00	AA	7,760,385
3,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2008C, 5.000%, 1/01/39	1/25 at 100.00	AA	3,303,300
	Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
2,500	0.000%, 2/01/33	2/21 at 100.00	AA	981,000
2,000	0.000%, 2/01/34	2/21 at 100.00	AA	727,420
9,940	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	AA	11,055,169
3,500	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2007B, 0.000%, 12/01/23	12/16 at 72.44	AAA	2,520,245
6,160	De Witt, Ford, Livingston, Logan, Mc Lean and Tazewell Community College District 540, Illinois, General Obligation Bonds, Series 2007, 3.000%, 12/01/26 – AGM Insured	12/17 at 100.00	Aa2	6,170,965
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002:
3,400	5.500%, 11/01/36	11/23 at 100.00	A2	3,838,260
2,500	4.450%, 11/01/36	11/25 at 102.00	A2	2,639,800
3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 – NPFG Insured	6/16 at 100.00	A3	3,338,692
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
1,700	5.750%, 12/01/35	12/25 at 100.00	N/R	1,725,075
115	6.000%, 12/01/45	12/25 at 100.00	N/R	116,593
6,500	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	Caa1	6,517,160
5,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	BBB	6,251,573

Nuveen	43

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
$1,485	5.000%, 9/01/34	9/24 at 100.00	BBB	$1,670,536
18,275	5.000%, 9/01/42	9/24 at 100.00	BBB	20,374,798
2,000	Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital, Series 2008, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,140,800
1,340	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,422,866
2,500	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	2,659,100
1,725	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa1	1,756,740
4,300	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	AA–	4,743,115
1,630	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 5.000%, 8/15/37	8/22 at 100.00	AA+	1,841,590
2,500	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	Baa2	2,985,600
1,435	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	1,731,959
5,000	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/24 – AGM Insured	5/18 at 100.00	AA	5,374,050
2,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	A+	2,106,280
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	636,843
6,140	5.000%, 8/15/44	8/25 at 100.00	Baa1	6,888,343
5,725	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	6,856,546
8,960	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA	10,672,256
1,150	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,304,365
4,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (5)	2/21 at 100.00	AA–	5,104,035
19,975	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	22,317,468
20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A , 5.000%, 10/01/46 (UB) (5)	10/25 at 100.00	AA+	23,006,800
4,065	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,139,918
3,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 (Pre-refunded 2/01/17) – FGIC Insured	2/17 at 100.00	AA– (4)	3,617,355
3,665	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	4,190,378
	Illinois State, General Obligation Bonds, February Series 2014:
3,200	5.250%, 2/01/32	2/24 at 100.00	A–	3,502,208
2,000	5.250%, 2/01/33	2/24 at 100.00	A–	2,186,080
1,575	5.250%, 2/01/34	2/24 at 100.00	A–	1,713,820
7,000	5.000%, 2/01/39	2/24 at 100.00	A–	7,395,430
	Illinois State, General Obligation Bonds, May Series 2014:
510	5.000%, 5/01/36	5/24 at 100.00	A–	543,563
2,245	5.000%, 5/01/39	5/24 at 100.00	A–	2,375,412

44	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Refunding Series 2012:
$3,795	5.000%, 8/01/21	No Opt. Call	A–	$4,231,310
1,725	5.000%, 8/01/22	No Opt. Call	A–	1,939,659
3,425	5.000%, 8/01/23	No Opt. Call	A–	3,878,470
1,095	5.000%, 8/01/25	8/22 at 100.00	A–	1,203,876
4,035	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/28	7/16 at 100.00	A–	4,049,808
2,335	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	2,554,420
5,405	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/24 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA (4)	5,447,213
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/35	1/23 at 100.00	AA–	5,737,150
18,920	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	22,132,238
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 16.708%, 1/01/21 (IF)	No Opt. Call	AA–	2,170,494
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/37 – AGM Insured	1/21 at 100.00	A2	8,316,194
17,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BBB+	18,558,400
540	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB	590,420
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
2,890	0.000%, 12/15/52	No Opt. Call	BBB+	471,560
5,185	5.000%, 6/15/53	12/25 at 100.00	BBB	5,668,916
15,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB+	16,047,750
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	AA	7,441,500
42,465	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AA	12,072,375
10,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AA	2,714,800
41,150	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	BBB+	43,146,598
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AA–	5,502,000
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
18,000	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	13,399,740
20,045	0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	8,925,237
733	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	9/16 at 100.00	AA	733,997
1,846	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	2,077,415
2,600	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured	No Opt. Call	AA	3,611,140
3,900	Rosemont Village, Illinois, General Obligation Bonds, Corporate Purpose Series 2011A, 5.600%, 12/01/35 – AGM Insured	12/20 at 100.00	AA	4,346,784
7,025	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.625%, 11/01/48	11/23 at 100.00	AA	9,695,413
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	2,916,800

Nuveen	45

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$12,125	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	$13,944,235
3,330	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured	No Opt. Call	AA–	2,819,977
6,390	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa3	5,053,915
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	AA	1,143,128
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	AA	1,261,179
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	AA	1,399,918
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA	1,278,437
2,085	7.250%, 12/01/29 – AGM Insured	12/20 at 100.00	AA	2,537,549
2,295	7.250%, 12/01/30 – AGM Insured	12/20 at 100.00	AA	2,805,936
656,659	Total Illinois			583,007,307
	Indiana – 4.7% (3.2% of Total Investments)
2,640	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	AA+	2,264,566
2,005	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2006A, 5.000%, 7/15/26 (Pre-refunded 1/15/17) – AGM Insured	1/17 at 100.00	AA+ (4)	2,068,077
12,040	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/44	10/24 at 100.00	A2	13,600,143
120	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B+	111,545
15,000	Indiana Finance Authority, Health System Revenue Bonds, Franciscan Alliance, Inc Obligated Group, Series 2016A, 4.000%, 11/01/51	11/25 at 100.00	AA	15,337,200
10,190	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	11,417,793
4,500	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	4,748,355
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	5,598,550
13,880	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	15,879,692
17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	AA	20,771,523
2,250	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc, Series 2006E, 5.250%, 5/15/41 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa3 (4)	2,452,523
17,920	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA– (4)	18,448,640
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, PILOT Infrastructure Project Revenue Bonds, Series 2010F, 5.000%, 1/01/35 – AGM Insured	1/20 at 100.00	AA	5,613,350
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
10,000	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	7,951,500
20,000	0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA	14,693,400
14,615	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	16,414,837
1,500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R	1,546,455
154,630	Total Indiana			158,918,149

46	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 2.7% (1.8% of Total Investments)
$10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	$11,452,600
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
42,105	5.000%, 12/01/19	No Opt. Call	BB–	43,562,254
2,010	5.250%, 12/01/25	12/23 at 100.00	BB–	2,170,257
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
6,285	5.375%, 6/01/38	6/16 at 100.00	B+	6,284,434
2,185	5.500%, 6/01/42	6/16 at 100.00	B+	2,184,847
18,325	5.625%, 6/01/46	6/16 at 100.00	B+	18,323,717
8,400	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	8,421,504
89,310	Total Iowa			92,399,613
	Kansas – 0.7% (0.5% of Total Investments)
9,380	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	10,336,291
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
5,500	5.000%, 9/01/27	9/25 at 100.00	N/R	5,604,885
5,435	5.750%, 9/01/32	9/25 at 100.00	N/R	5,549,461
2,595	6.000%, 9/01/35	9/25 at 100.00	N/R	2,645,836
10	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	7,567
22,920	Total Kansas			24,144,040
	Kentucky – 2.5% (1.7% of Total Investments)
6,675	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	6,619,530
5,240	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	6,008,918
6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	BBB+	6,942,032
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,083,450
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
4,345	5.000%, 7/01/37	7/25 at 100.00	BBB+	4,901,768
7,370	5.000%, 7/01/40	7/25 at 100.00	BBB+	8,283,364
10,245	5.000%, 1/01/45	7/25 at 100.00	BBB+	11,412,008
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,360	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	3,511,893
7,510	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	6,045,024
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
2,390	5.750%, 7/01/49	7/23 at 100.00	Baa3	2,751,249
480	6.000%, 7/01/53	7/23 at 100.00	Baa3	561,456
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
715	5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA	800,764
1,135	5.250%, 2/01/24 – AGC Insured	2/19 at 100.00	AA	1,264,560

Nuveen	47

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
$5,560	5.250%, 2/01/20 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (4)	$6,215,357
8,865	5.250%, 2/01/24 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (4)	9,909,918
7,500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	Aa2 (4)	7,558,425
79,405	Total Kentucky			83,869,716
	Louisiana – 1.5% (1.0% of Total Investments)
3,175	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	3,552,222
4,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	5,270,433
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin' Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA	5,735,900
1,455	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A+	1,681,092
10,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured (UB)	No Opt. Call	AA	11,919,500
6,520	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A–	6,768,412
2,480	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	2,606,877
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
1,000	4.250%, 5/15/40	5/25 at 100.00	A–	1,059,690
6,970	5.000%, 5/15/47	5/25 at 100.00	A–	7,770,923
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%, 6/01/34	6/24 at 100.00	A	1,077,980
3,155	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	3,237,503
45,085	Total Louisiana			50,680,532
	Maine – 0.5% (0.3% of Total Investments)
1,015	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,113,150
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,196,255
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth Issue, Series 2015:
10,000	5.000%, 7/01/39	No Opt. Call	A+	11,373,600
1,790	4.000%, 7/01/44	No Opt. Call	A+	1,856,284
13,855	Total Maine			15,539,289
	Maryland – 0.9% (0.6% of Total Investments)
5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	5,404,597
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.000%, 1/01/26	1/22 at 100.00	Baa2	3,031,400
10,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	A+	11,581,300
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	2,855,025
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A2	3,365,280

48	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016:
$2,000	4.750%, 7/01/36	1/26 at 100.00	N/R	$2,051,520
2,300	5.000%, 7/01/46	1/26 at 100.00	N/R	2,371,208
27,645	Total Maryland			30,660,330
	Massachusetts – 3.0% (2.0% of Total Investments)
9,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	10,792,950
3,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	3,501,219
6,195	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A, 5.500%, 7/01/44	7/24 at 100.00	BBB–	6,930,842
14,555	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	14,632,869
1,270	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	No Opt. Call	BBB	1,434,783
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
3,200	5.000%, 1/01/45	1/25 at 100.00	BBB+	3,625,280
4,020	4.500%, 1/01/45	1/25 at 100.00	BBB+	4,308,958
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	7,876,440
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	530,130
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 12.800%, 12/15/34 (IF) (5)	12/19 at 100.00	AAA	7,749,713
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	BBB–	1,119,730
3,335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Tender Option Bond Trust 11824, 12.838%, 3/01/17 (IF)	No Opt. Call	AAA	3,851,090
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB) (5)	No Opt. Call	AAA	10,608,477
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,570,940
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	5,333,832
400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	N/R (4)	422,604
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29	7/16 at 100.00	AAA	426,836
2,375	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 (Pre-refunded 2/01/17) – AGM Insured	2/17 at 100.00	AA+ (4)	2,445,395
10,720	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	11,037,741
1,245	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA	1,437,141
87,460	Total Massachusetts			100,636,970
	Michigan – 4.1% (2.8% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	Aa1	6,975,594
2,985	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	3,325,141

Nuveen	49

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$930	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	10/16 at 100.00	A3	$932,362
2,150	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	2,316,281
2,050	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	2,230,400
3,920	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2003D, 5.000%, 7/01/28 – NPFG Insured	7/16 at 100.00	AA–	3,946,930
1,500	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare Series 2014A, 5.000%, 7/01/47,	No Opt. Call	AA–	1,679,760
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,239,320
1,825	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, School Building and Site, Series 2007, 5.000%, 5/01/28 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	Aa1 (4)	1,905,866
5,070	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-2A, 5.375%, 4/01/18 – NPFG Insured	7/16 at 100.00	AA–	5,082,878
	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015:
4,495	4.000%, 11/15/35	5/25 at 100.00	A+	4,730,268
2,550	4.000%, 11/15/36	5/25 at 100.00	A+	2,679,387
10,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016 MI, 5.000%, 12/01/45	6/26 at 100.00	AA	11,653,900
3,220	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA–	3,624,851
10	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	12,096
1,300	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	AAA	1,310,322
2,500	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	2,552,375
3,770	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D, 3.650%, 10/01/32	4/22 at 100.00	AA	3,881,328
4,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	4,336,040
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A:
2,750	5.375%, 10/15/36	10/21 at 100.00	Aa2	3,201,825
8,260	5.375%, 10/15/41	10/21 at 100.00	Aa2	9,617,118
9,375	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/29	10/25 at 100.00	Aa2	11,550,656
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
5,500	5.625%, 11/15/29	11/16 at 100.00	A–	6,314,165
10,585	5.750%, 11/15/39	11/16 at 100.00	A–	12,045,624
1,225	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	1,258,259
275	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	282,156
13,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	15,305,619
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B+	3,147,997
1,250	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35 (Pre-refunded 6/01/16)	6/16 at 100.00	AA– (4)	1,255,425

50	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	$1,349,916
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D:
4,050	5.000%, 12/01/40	12/25 at 100.00	A	4,654,989
3,600	5.000%, 12/01/45	12/25 at 100.00	A	4,115,376
124,690	Total Michigan			139,514,224
	Minnesota – 1.0% (0.7% of Total Investments)
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/34	3/25 at 100.00	BBB–	2,066,240
1,720	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.500%, 7/01/50	7/25 at 100.00	BB+	1,842,636
2,500	Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Health Care Facilities Revenue Refunding Bonds, HealthPartners Obligated Group, Series 2015A, 4.000% 7/01/35	7/25 at 100.00	A	2,683,525
4,250	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007, 5.250%, 5/01/37	5/17 at 100.00	Baa1	4,387,275
4,625	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	5,213,485
840	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 (Pre-refunded 11/15/18) – AGC Insured	11/18 at 100.00	AA (4)	959,549
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children's Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA	1,093,450
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A:
405	5.000%, 4/01/36	4/26 at 100.00	BB–	414,534
605	5.000%, 4/01/46	4/26 at 100.00	BB–	603,754
235	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B, 4.250%, 4/01/25	4/23 at 100.00	N/R	241,810
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
900	5.250%, 11/15/35	11/20 at 100.00	BBB–	1,002,618
2,785	5.000%, 11/15/40	11/25 at 100.00	BBB–	3,210,548
3,190	5.000%, 11/15/44	11/25 at 100.00	BBB–	3,666,076
6,300	University of Minnesota, Special Purpose Revenue Bonds, State Supported Stadium Debt, Series 2006, 5.000%, 8/01/19 (Pre-refunded 8/01/16)	8/16 at 100.00	AA (4)	6,373,206
31,355	Total Minnesota			33,758,706
	Mississippi – 0.2% (0.1% of Total Investments)
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	6,529,481
	Missouri – 1.8% (1.3% of Total Investments)
890	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	974,701
2,820	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.625%, 5/15/31	5/23 at 100.00	A–	2,899,157
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	10,456,650
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,575	5.750%, 6/01/35	6/25 at 100.00	N/R	1,609,871
1,055	6.000%, 6/01/46	6/25 at 100.00	N/R	1,081,860

Nuveen	51

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$2,460	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	$2,753,601
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B:
1,410	5.000%, 5/01/40	11/23 at 100.00	BBB+	1,523,406
2,000	5.000%, 5/01/45	11/23 at 100.00	BBB+	2,148,680
6,665	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	No Opt. Call	AA	7,086,561
8,315	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	9,385,307
2,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43	2/22 at 100.00	A1	2,473,178
1,010	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	1,055,107
4,125	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/29 – NPFG Insured	No Opt. Call	AA–	5,307,844
660	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 4.500%, 12/15/24 – NPFG Insured	12/16 at 100.00	AA–	675,873
1,710	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 4.500%, 12/15/24 (Pre-refunded 12/15/16)	12/16 at 100.00	AA– (4)	1,752,408
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured	No Opt. Call	N/R	8,958,260
405	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	469,172
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A:
1,550	5.000%, 12/01/35	12/25 at 100.00	N/R	1,638,211
455	5.125%, 12/01/45	12/25 at 100.00	N/R	478,018
69,705	Total Missouri			62,727,865
	Montana – 0.1% (0.1% of Total Investments)
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Series 2011A, 5.750%, 1/01/31 – AGM Insured	1/21 at 100.00	AA	3,516,900
	Nebraska – 2.6% (1.8% of Total Investments)
4,405	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	4,936,948
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	662,174
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
2,090	4.125%, 11/01/36	11/25 at 100.00	A–	2,197,447
2,325	5.000%, 11/01/48	11/25 at 100.00	A–	2,653,616
4,010	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	4,440,674
39,280	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (5)	9/16 at 100.00	AA	39,715,615
5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+	5,582,750
27,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Series 2007A, 5.000%, 1/01/37 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	A2 (4)	27,629,100
84,690	Total Nebraska			87,818,324
52	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.8% (1.2% of Total Investments)
$5,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA	$5,972,901
4,500	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Revenue Bonds, Improvement & Refunding Series 2010B, 5.000%, 7/01/28	7/19 at 100.00	AA–	5,061,375
1,400	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2010F-1, 5.000%, 7/01/17	No Opt. Call	A+	1,470,308
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A:
24,020	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	27,024,181
14,515	5.250%, 7/01/42	1/20 at 100.00	A+	16,324,875
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	10/16 at 100.00	AA–	2,292,244
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 17.812%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	2,930,300
1,100	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/38	2/19 at 100.00	A+	1,205,622
55,665	Total Nevada			62,281,806
	New Hampshire – 0.2% (0.1% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,637,250
500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at Hanover, Series 2016, 5.000%, 10/01/40	10/26 at 100.00	BBB+	577,060
5,500	Total New Hampshire			6,214,310
	New Jersey – 5.8% (3.9% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
5,550	5.000%, 7/01/22 – NPFG Insured	7/16 at 100.00	AA–	5,613,881
5,550	5.000%, 7/01/23 – NPFG Insured	7/16 at 100.00	AA–	5,613,881
7,800	5.000%, 7/01/29 – NPFG Insured	7/16 at 100.00	AA–	7,834,398
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1:
6,835	5.500%, 9/01/24 – AMBAC Insured	No Opt. Call	A–	7,977,197
5,000	5.500%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	6,065,650
5,125	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/23	No Opt. Call	A–	5,710,326
11,975	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015WW, 5.250%, 6/15/40	6/25 at 100.00	A–	13,119,331
2,335	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2012K-K, 5.000%, 3/01/23	No Opt. Call	A–	2,595,166
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	658,464
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	1,607,340
2,325	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A–	2,642,549
10,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/36	1/17 at 37.38	A–	3,639,500
610	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	697,437
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A–	1,312,800

Nuveen	53

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	$2,389,790
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	9,754,400
3,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.000%, 6/15/42	No Opt. Call	A–	3,161,880
10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/44	6/23 at 100.00	A–	10,589,000
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
13,680	4.750%, 6/15/38	6/25 at 100.00	A–	14,404,082
5,245	5.250%, 6/15/41	6/25 at 100.00	A–	5,725,232
8,230	5.000%, 6/15/45	6/25 at 100.00	A–	8,750,218
33,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	42,746,328
200	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 16.075%, 1/01/43 (IF) (5)	7/22 at 100.00	A+	322,336
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	1,312,366
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,090	4.500%, 6/01/23	6/17 at 100.00	BB	3,144,199
1,580	4.625%, 6/01/26	6/17 at 100.00	B+	1,592,577
19,150	5.000%, 6/01/29	6/17 at 100.00	B	19,158,618
8,495	4.750%, 6/01/34	6/17 at 100.00	B–	8,022,338
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	A2	1,697,625
197,690	Total New Jersey			197,858,909
	New Mexico – 0.4% (0.3% of Total Investments)
13,600	University of New Mexico, Revenue Bonds, System Improvement Subordinated Lien Series 2007A, 5.000%, 6/01/36 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	AA (4)	14,247,632
	New York – 5.9% (4.0% of Total Investments)
705	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	741,188
5,810	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc., Series 2015, 5.500%, 9/01/45	9/25 at 100.00	N/R	6,536,308
3,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	6/16 at 100.00	AA–	3,011,550
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	2,753,618
	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Series 2015A:
400	4.000%, 7/01/40	7/25 at 100.00	A–	429,032
4,070	5.000%, 7/01/45	7/25 at 100.00	A–	4,730,724
7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	Aa1	8,280,211
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	AA–	5,243,989
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
2,700	5.000%, 12/01/40	No Opt. Call	Ba1	2,979,693
5,600	5.000%, 12/01/45	No Opt. Call	Ba1	6,112,232
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	12.994%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,655,120
1,335	12.983%, 2/15/33 (IF)	2/19 at 100.00	AAA	1,771,305

54	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
$850	5.750%, 2/15/47	2/21 at 100.00	A	$1,000,221
2,400	5.250%, 2/15/47	2/21 at 100.00	A	2,745,672
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
2,185	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	2,249,370
10,955	4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	11,223,178
170	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	170,685
9,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (4)	9,135,000
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
550	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	586,526
390	5.000%, 9/01/44	9/24 at 100.00	A–	451,203
3,300	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	AA–	3,346,530
6,075	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	6,945,244
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	11,551,900
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA	13,839,496
4,315	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	AA	5,056,490
1,000	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31	7/24 at 100.00	BBB+	1,156,110
1,665	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	1,613,169
4,050	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	4,711,730
11,570	New York City Municipal Water Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2016, Series 2015, 5.000%, 6/15/46 (UB)	6/25 at 100.00	AA+	13,699,459
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
10	5.000%, 8/01/17	7/16 at 100.00	AA	10,040
75	5.750%, 8/01/18	7/16 at 100.00	AA	75,346
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	7/16 at 100.00	AA	5,020
29,135	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	31,665,083
70	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/16 at 100.00	AA	70,218
7,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	7,612,080
5,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph's Hospital Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	6,924,095
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	Baa1	9,847,548
3,155	6.000%, 12/01/36	12/20 at 100.00	Baa1	3,714,729
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,945,475

Nuveen	55

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
$2,430	0.000%, 11/15/31	No Opt. Call	A+	$1,574,470
1,435	0.000%, 11/15/32	No Opt. Call	A+	900,879
1,490	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2016, 5.000%, 11/01/46	11/25 at 100.00	BBB	1,702,414
183,685	Total New York			201,774,350
	North Carolina – 1.0% (0.7% of Total Investments)
3,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,131,970
1,255	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,397,468
10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	11,488,900
4,715	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	5,290,466
	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A:
5,000	5.000%, 10/01/27	10/22 at 100.00	AA–	5,922,100
2,150	5.000%, 10/01/38	10/22 at 100.00	AA–	2,484,282
	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph's Health System, Series 2007:
1,495	4.500%, 10/01/31 (UB)	10/22 at 100.00	AA–	1,576,223
2,505	4.500%, 10/01/31 (UB)	10/22 at 100.00	AA–	2,611,412
540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009, 6.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (4)	625,471
830	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014, 5.000%, 4/01/39	4/24 at 100.00	Aa3	967,249
31,490	Total North Carolina			35,495,541
	North Dakota – 0.5% (0.4% of Total Investments)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
7,000	5.000%, 12/01/29	12/21 at 100.00	A–	7,851,060
3,000	5.000%, 12/01/32	12/21 at 100.00	A–	3,320,370
2,245	5.000%, 12/01/35	12/21 at 100.00	A–	2,471,363
	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A:
600	3.000%, 3/01/18	No Opt. Call	A	617,586
970	4.000%, 3/01/19	No Opt. Call	A	1,037,143
1,085	5.000%, 3/01/21	No Opt. Call	A	1,242,846
2,535	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	1,774,601
17,435	Total North Dakota			18,314,969
	Ohio – 8.2% (5.6% of Total Investments)
4,185	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children's Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	4,626,225
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
1,930	5.000%, 5/01/33	5/22 at 100.00	AA–	2,203,288
2,540	4.000%, 5/01/33	5/22 at 100.00	AA–	2,697,302
3,405	5.000%, 5/01/42	5/22 at 100.00	AA–	3,806,450

56	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	$10,163,984
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	635,799
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
17,305	5.375%, 6/01/24	6/17 at 100.00	B–	16,818,210
43,260	5.125%, 6/01/24	6/17 at 100.00	B–	41,829,392
12,720	5.875%, 6/01/30	6/17 at 100.00	B–	12,428,966
26,460	5.750%, 6/01/34	6/17 at 100.00	B–	25,371,171
2,715	6.000%, 6/01/42	6/17 at 100.00	B–	2,691,841
19,115	5.875%, 6/01/47	6/17 at 100.00	B–	18,624,127
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	10,011,300
8,310	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds, School Improvement Series 2014, 5.000%, 12/01/51	6/23 at 100.00	AA	9,403,430
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 4.250%, 12/01/32 – AGM Insured	12/16 at 100.00	AA+	10,166,900
7,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	8,724,603
28,580	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	28,834,934
6,425	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Series 2013A, 5.000%, 1/01/38 (UB) (5)	1/23 at 100.00	AA	7,363,757
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
1,725	16.139%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	2,733,159
1,250	16.139%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	1,980,550
2,000	16.139%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	3,168,880
625	16.139%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	990,275
1,750	16.130%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	2,772,193
390	16.023%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	616,188
2,365	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	B+	2,269,170
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	3,491,110
	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	5,695,533
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,828,680
12,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48	2/23 at 100.00	BB+	12,471,480
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	5,646,476
1,240	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36 (7)	2/31 at 100.00	A+	1,175,607
6,100	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 3.500%, 2/15/38 (WI/DD, Settling 5/10/16)	2/26 at 100.00	A2	6,040,098
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
1,095	5.750%, 12/01/32	12/22 at 100.00	BB	1,249,187
870	6.000%, 12/01/42	12/22 at 100.00	BB	990,382

Nuveen	57

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$1,330	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	$1,369,381
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured	1/20 at 100.00	AA	2,243,060
267,800	Total Ohio			279,133,088
	Oklahoma – 1.2% (0.8% of Total Investments)
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,693,370
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A+	3,997,280
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2010:
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,179,580
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,730,415
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,846,336
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
2,300	5.000%, 2/15/37	2/17 at 100.00	AA	2,367,735
5,840	5.000%, 2/15/42	2/17 at 100.00	AA	6,005,856
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
75	5.000%, 2/15/37 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	77,623
200	5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	206,994
21,060	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	AA–	21,487,729
38,550	Total Oklahoma			40,592,918
	Oregon – 0.4% (0.2% of Total Investments)
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,000	5.400%, 10/01/44	10/24 at 100.00	N/R	1,111,320
800	5.500%, 10/01/49	10/24 at 100.00	N/R	881,872
4,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A, 5.250%, 4/01/31	4/21 at 100.00	AAA	4,675,000
3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	3,375,330
2,110	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A, 4.000%, 4/01/40	4/25 at 100.00	A–	2,221,640
10,910	Total Oregon			12,265,162
	Pennsylvania – 5.8% (3.9% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
35	6.750%, 11/01/24	11/19 at 100.00	B+	32,953
145	6.875%, 5/01/30	11/19 at 100.00	B+	139,038
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	2,256,600
10	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	B+	10,076
3,330	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA	3,802,360
6,015	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,680,500
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/29	1/25 at 100.00	BBB+	1,132,500

58	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$7,630	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	$8,583,979
1,600	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (4)	1,618,560
8,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	9,863,438
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	N/R	1,323,938
1,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	1,724,400
	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010:
7,970	5.250%, 8/01/33 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	9,389,776
5,295	5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	6,265,732
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
10,450	5.250%, 1/15/45	1/25 at 100.00	Baa2	11,666,798
1,150	5.250%, 1/15/46	1/25 at 100.00	Baa2	1,282,998
11,540	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	11,184,568
1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	7/16 at 100.00	AA–	1,806,570
20,600	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	20,931,866
3,675	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	3,689,994
3,705	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A1	4,258,749
11,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured (7)	6/26 at 100.00	AA	14,092,210
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1, 5.000%, 12/01/45	12/25 at 100.00	A–	17,041,500
10,080	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	11,088,907
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	AA	5,625,550
17,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	20,083,214
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA	7,957,899
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	5,886,915
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA	1,312,875
1,000	5.500%, 12/01/35 – AGM Insured	12/21 at 100.00	AA	1,178,680
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	5,852,010
178,530	Total Pennsylvania			197,765,153
	Puerto Rico – 0.4% (0.3% of Total Investments)
590	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/29 – NPFG Insured	7/16 at 100.00	AA–	589,959

Nuveen	59

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
$50,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Caa3	$6,231,000
86,250	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Caa3	7,260,525
136,840	Total Puerto Rico			14,081,484
	Rhode Island – 0.1% (0.1% of Total Investments)
1,970	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 – NPFG Insured	7/16 at 100.00	AA–	1,976,915
1,000	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 6.000%, 9/01/33	9/23 at 100.00	BBB	1,139,000
2,970	Total Rhode Island			3,115,915
	South Carolina – 4.8% (3.3% of Total Investments)
29,300	Anderson County School District 5, South Carolina, General Obligation Bonds, Series 2008, 5.250%, 2/01/38 (Pre-refunded 2/01/18) – AGM Insured	2/18 at 100.00	Aa1 (4)	31,631,400
6,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	6,158,640
1,950	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA (4)	2,001,188
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	4,597,696
4,050	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%, 4/01/44 – AGC Insured	4/21 at 100.00	AA	4,588,811
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	1,527,850
20	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.500%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	AA– (4)	22,517
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
5,000	5.000%, 12/01/50	6/25 at 100.00	AA–	5,704,800
6,000	5.000%, 12/01/55	6/25 at 100.00	AA–	6,866,100
39,790	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	45,548,409
1,310	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	1,515,225
10,195	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	11,989,218
24,745	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	25,081,285
3,800	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	4,258,356
10,250	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A+	11,585,165
151,260	Total South Carolina			163,076,660
	South Dakota – 0.3% (0.2% of Total Investments)
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2012A:
250	5.000%, 7/01/27	7/21 at 100.00	AA–	287,935
4,350	5.000%, 7/01/42	7/21 at 100.00	AA–	4,849,815
2,055	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	2,350,735

60	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota (continued)
$910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	$1,048,575
7,565	Total South Dakota			8,537,060
	Tennessee – 0.7% (0.5% of Total Investments)
12,795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	14,502,877
2,350	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	BBB+	2,651,740
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
4,895	5.000%, 7/01/40	7/26 at 100.00	A+	5,707,860
525	5.000%, 7/01/46	7/26 at 100.00	A3	607,215
20,565	Total Tennessee			23,469,692
	Texas – 12.9% (8.7% of Total Investments)
3,855	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	A3	3,947,636
3,450	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	3,526,797
5,480	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	AA–	6,403,544
5,560	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	5,738,254
6,685	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	7,412,930
2,500	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/45	12/25 at 100.00	N/R	2,640,250
2,440	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	BB	2,514,078
4,300	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	4,424,700
405	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45	9/24 at 100.00	N/R	421,083
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,500	5.750%, 1/01/31	1/21 at 100.00	BBB+	1,761,390
1,700	6.250%, 1/01/46	1/21 at 100.00	BBB+	2,034,118
13,685	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	N/R	15,664,125
1,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB	1,606,830
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
765	4.350%, 12/01/42	12/22 at 100.00	BBB–	766,720
375	4.400%, 12/01/47	12/22 at 100.00	BBB–	375,626
4,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/45	6/25 at 100.00	BBB–	4,405,520
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
765	5.750%, 9/01/28 (WI/DD, Settling 5/24/16)	9/23 at 103.00	N/R	767,869
770	6.500%, 9/01/46 (WI/DD, Settling 5/24/16)	9/23 at 103.00	N/R	772,757
11,735	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	13,248,110

Nuveen	61

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$400	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	$429,268
600	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	623,112
7,810	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	8,124,430
20,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	23,233,800
5,470	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 16.948%, 4/01/53 (IF)	10/23 at 100.00	AA+	8,331,630
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Series 2013B, 5.000%, 4/01/53 (UB)	10/23 at 100.00	AA+	11,307,500
4,255	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	4,938,523
1,100	Harris County Flood Control District, Texas, General Obligation Bonds, Improvement Series 2006, 5.000%, 10/01/26 (Pre-refunded 10/01/16)	10/16 at 100.00	AAA	1,120,779
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014 AB, 12.974%, 11/01/41 (IF) (5)	11/21 at 100.00	AA+	2,304,213
12,145	Harris County, Texas, General Obligation Bonds, Tax & Subordinate Lien Refunding Series 2012A, 5.000%, 8/15/27	No Opt. Call	AAA	14,590,153
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond Trust 2015-XF0074, 13.603%, 8/15/27 – AGM Insured (IF)	No Opt. Call	AAA	8,482,973
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/48	11/31 at 44.13	AA	1,415,220
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
1,500	5.000%, 11/15/28	11/24 at 100.00	A2	1,790,715
6,000	5.000%, 11/15/53	11/24 at 100.00	A2	6,677,460
15,995	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	AA–	6,441,506
5,000	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP, Inc., Refunding Series 2015, 4.000%, 8/15/44	8/25 at 100.00	AAA	5,339,950
4,200	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	4,392,738
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
3,500	5.125%, 9/01/32 – AGM Insured	9/16 at 100.00	AA	3,549,980
2,055	5.125%, 9/01/33 – AGM Insured	9/16 at 100.00	AA	2,084,345
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA	3,081,806
4,865	0.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	3,457,360
4,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/24 at 100.00	A2	5,420,977
17,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	25,304,330
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	7,649,323
3,500	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B, 5.000%, 8/15/43	8/19 at 100.00	BBB+	3,696,455
940	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/30	8/25 at 100.00	N/R	1,085,277

62	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$50	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2001, 5.000%, 5/15/21 – NPFG Insured	No Opt. Call	AA–	$50,185
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45	5/25 at 100.00	A+	1,142,910
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,095	5.750%, 12/01/33	12/25 at 100.00	Ba2	3,505,583
3,125	6.125%, 12/01/38	12/25 at 100.00	Ba2	3,554,656
4,000	Midway Independent School District, McLennan County, Texas, Unlimited Tax School Building and Refunding Bonds, Series 2000, 0.000%, 8/15/16	No Opt. Call	Aaa	3,994,400
745	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	771,425
4,530	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	4,782,049

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A:

1,000	5.000%, 4/01/34	4/24 at 100.00	BBB–	1,101,970
2,200	5.000%, 4/01/39	4/24 at 100.00	BBB–	2,386,318
1,600	5.000%, 4/01/46	4/24 at 100.00	BBB–	1,723,008
5,540	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/39	4/24 at 100.00	Baa3	5,969,849
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA	3,654,539
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
2,590	0.000%, 9/01/43 (7)	9/31 at 100.00	AA+	2,652,030
3,910	0.000%, 9/01/45 (7)	9/31 at 100.00	AA+	4,313,317
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (UB) (5)	9/21 at 100.00	AA+	3,550,800
6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	BBB+	7,058,369
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
4,900	5.000%, 1/01/32	1/25 at 100.00	A2	5,803,462
2,205	5.000%, 1/01/34	1/25 at 100.00	A2	2,590,985
2,000	5.000%, 1/01/38	1/25 at 100.00	A2	2,309,980
610	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Baa2	667,029
1,280	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	1,322,726
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Tender Option Bond Trust 2016-XF0389, 8.873%, 11/15/47 (IF) (5)	11/17 at 100.00	AA	4,828,775
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	2,771,428
1,870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43	9/23 at 100.00	A	2,156,520
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
215	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	255,545
2,675	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	3,183,170

Nuveen	63

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$17,640	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (WI/DD, Settling 5/05/16) (UB)	5/26 at 100.00	AA–	$20,881,527
3,565	Texas A&M University, Permanent University Fund Bonds, Refunding Series 2006, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	AAA	3,593,020
6,845	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, NRG Energy, inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45	2/25 at 100.00	Baa3	6,602,003
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
3,635	5.000%, 12/15/22	No Opt. Call	A3	4,296,316
2,500	5.000%, 12/15/26	No Opt. Call	A3	2,894,375
2,500	5.000%, 12/15/29	No Opt. Call	A3	2,848,350
4,355	5.000%, 12/15/30	No Opt. Call	A3	4,933,562
2,975	5.000%, 12/15/32	No Opt. Call	A3	3,333,904
3,150	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	3,600,009
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
11,280	0.000%, 8/15/36	8/24 at 59.60	A–	5,073,857
10,000	0.000%, 8/15/37	8/24 at 56.94	A–	4,282,500
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
5,000	5.000%, 8/15/37	8/24 at 100.00	BBB+	5,713,500
31,810	5.000%, 8/15/42	8/24 at 100.00	BBB+	35,926,214
4,400	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	3,455,408
7,600	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA	8/16 at 100.00	AA– (4)	7,688,312
	Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 (Pre-refunded 8/01/16) – NPFG Insured
1,670	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa3	1,910,213
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured	5/16 at 100.00	AA–	1,889,090
414,040	Total Texas			438,329,348
	Utah – 1.0% (0.6% of Total Investments)
3,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/36 (Pre-refunded 6/15/18) – AGM Insured	6/18 at 100.00	AAA	3,271,200
4,865	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond 2015-XF0258, 13.148%, 12/09/17 ( Pre-refunded 6/15/18) – AGM Insured (IF) (5)	No Opt. Call	AAA	6,183,464
15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 (Pre-refunded 6/15/18) – AGM Insured (UB) (5)	6/18 at 100.00	AAA	16,352,550
3,615	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust R-11752, 12.172%, 6/15/27 (Pre-refunded 6/15/18) – AGM Insured (IF)	6/18 at 100.00	AAA	4,535,740
1,840	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Series 2006A., 4.500%, 8/01/24 – FGIC Insured	8/16 at 100.00	AA–	1,859,228
28,320	Total Utah			32,202,182
	Virginia – 1.5% (1.0% of Total Investments)
	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015:
1,200	5.300%, 3/01/35	3/25 at 100.00	BBB+	1,230,852
1,085	5.600%, 3/01/45	3/25 at 100.00	A	1,112,537
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (7)	10/28 at 100.00	BBB+	11,682,500

64	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$11,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	$14,211,890
11,070	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	4/22 at 100.00	BBB+	12,098,292
	Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53
2,310	Northern Virginia Transportation Authority, Virginia, Special Tax Revenue Bonds, Series 2014, 4.000%, 6/01/16	No Opt. Call	N/R	2,317,530
985	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	1,087,301
15	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	17,489
6,225	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2011A, 5.000%, 2/01/17	No Opt. Call	AA+	6,435,343
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.250%, 7/01/35	7/25 at 100.00	BB+	1,075,440
44,890	Total Virginia			51,269,174
	Washington – 3.6% (2.5% of Total Investments)
5,265	Energy Northwest, Washington Public Power, Wind Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	A (4)	5,301,960
5,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series 2015A, 5.000%, 7/01/38 (UB) (5)	7/25 at 100.00	Aa1	5,946,550
2,765	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 3, Refunding Series 2010A, 5.000%, 7/01/16 (ETM)	No Opt. Call	Aa1 (4)	2,786,539
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009 5.500%, 6/01/39 (UB) (5)	6/19 at 100.00	AA	4,204,425
7,500	King County, Washington, General Obligation Sewer Bonds, Series 2009, Trust 1W, 9.285%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured (IF) (5)	1/19 at 100.00	AAA	9,267,450
25,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA+ (4)	26,284,250
6,010	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 12.670%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	6,936,200
	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2006:
3,890	5.000%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	AA	3,993,902
4,085	5.000%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,193,007
4,290	5.000%, 12/01/26 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,401,969
10,000	University of Washington, General Revenue Bonds, Series 2007, 5.000%, 6/01/37 (Pre-refunded 6/01/17) – AMBAC Insured (UB)	6/17 at 100.00	Aaa	10,478,600
5,750	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	6,473,983
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0148, 16.892%, 10/01/44 (IF) (5)	10/24 at 100.00	AA	2,013,400
2,510	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	Aa2	2,912,830
6,540	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	7,347,494
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – NPFG Insured (UB) (5)	10/16 at 100.00	AA	5,040,600
21,510	Washington State, General Obligation Bonds, Series 2006, Series 2002 0.000%, 6/01/28 – NPFG Insured (UB) (5)	No Opt. Call	AA+	16,350,396
120,115	Total Washington			123,933,555

Nuveen	65

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 1.7% (1.2% of Total Investments)
$10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A, 5.000%, 6/15/40	6/20 at 100.00	AAA	$11,370,600
40,855	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	47,830,174
50,855	Total West Virginia			59,200,774
	Wisconsin – 2.6% (1.8% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A:
1,750	5.000%, 2/01/36	2/26 at 100.00	N/R	1,755,233
305	5.125%, 2/01/46	2/26 at 100.00	AA+	306,345
2,500	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.050%, 11/01/30	5/26 at 100.00	N/R	2,578,950
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A2	9,844,732
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2013A, 5.125%, 4/15/31	4/23 at 100.00	A2	2,849,175
6,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	7,416,783
16,190	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	18,449,476
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,485	5.000%, 2/15/40	2/22 at 100.00	A–	1,651,424
3,490	4.500%, 2/15/40	2/22 at 100.00	A–	3,732,834
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012:
11,000	5.000%, 6/01/32	6/22 at 100.00	A3	12,375,330
1,500	5.000%, 6/01/39	6/22 at 100.00	A3	1,658,310
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	1,534,738
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 3.375%, 8/15/29	8/24 at 100.00	A+	5,125,550
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	BBB+	1,127,350
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John's Communities Inc., Series 2015B:
550	5.000%, 9/15/37	9/22 at 100.00	N/R	596,937
1,000	5.000%, 9/15/45	9/22 at 100.00	BB+	1,083,550
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/33	8/23 at 100.00	A–	1,109,710
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	1,013,580
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
2,565	5.000%, 12/01/44	12/22 at 102.00	N/R	2,631,510
1,775	5.250%, 12/01/49	12/22 at 102.00	N/R	1,832,528
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,042,400
1,500	5.500%, 10/01/49	10/22 at 102.00	N/R	1,564,650
7,460	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015, 5.000%, 12/15/44	12/24 at 100.00	AA–	8,480,155
80,900	Total Wisconsin			89,761,250

66	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.3% (0.2% of Total Investments)
$2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	$2,305,065
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John's Medical Center Project, Series 2011B:
1,000	5.500%, 12/01/27	12/21 at 100.00	BBB+	1,146,510
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB+	1,153,560
4,000	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.375%, 1/01/42	1/18 at 100.00	A2	4,268,680
8,035	Total Wyoming			8,873,815
$5,021,369	Total Municipal Bonds (cost $4,504,227,206)			5,012,492,933

Principal
Amount	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$1,295	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$38,835
344	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/55	N/R	10,328
$1,639	Total Corporate Bonds ($146,934)				49,163
	Total Long-Term Investments ($4,504,374,140)				5,012,542,096
	Floating Rate Obligations – (5.2)%				(177,015,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (7.1)% (10)				(240,400,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (36.2)% (11)				(1,231,600,000)
	Other Assets Less Liabilities – 1.1% (12)				37,619,789
	Net Assets Applicable to Common Shares – 100%				$3,401,146,885

Nuveen	67

NVG	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)
Investments in Derivatives as of April 30, 2016
Interest Rate Swaps outstanding:

								Variation Margin Receivable/
		Fund			Fixed Rate Payment				Unrealized Appreciation
	Notional Amount	Pay/Receive Floating Rate	Floating Rate	Fixed Rate		Effective	Termination
Counterparty	Amount	Floating Rate	Index	(Annualized )	Frequency	Date (13)	Date	(Payable )	(Depreciation )
LCH. Clearnet Ltd*	$6,800,000	Receive	3-Month	2.560%	Semi-Annually	1/13/17	1/13/31	$(8,186)	$(460,339)
			USD-LIBOR-ICE
JPMorgan Chase	45,600,000	Receive	Weekly USD-SIFMA	2.030%	Quarterly	6/08/16	6/08/26	—	(3,203,322)
Bank, N.A.
	$52,400,000							$(8,186)	$(3,663,661)

*	Citigroup Global Markets, Inc. is the clearing broker for this transaction.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(6)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.
(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund's custodian is not accruing income for either senior interest corporate bond.

(10)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 4.8%.
(11)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 24.6%.
(12)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives ("OTC") as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rated-Intercontinental Exchange.
USD-SIFMA	United States Dollar-Securities-Industry and Financial Market Association.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

68	Nuveen

NPP
Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.8% (100.0% of Total Investments)
	Alaska – 1.1% (0.7% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
$8,500	5.000%, 6/01/32	7/16 at 100.00	B3	$8,084,520
3,545	5.000%, 6/01/46	7/16 at 100.00	B3	3,341,588
12,045	Total Alaska			11,426,108
	Arizona – 0.9% (0.6% of Total Investments)
7,780	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	8,757,868
	Arkansas – 0.4% (0.3% of Total Investments)
5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%, 5/01/28 – ACA Insured	7/16 at 100.00	N/R	4,447,642
	California – 16.9% (11.0% of Total Investments)
3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	3,709,370
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	3,255,489
15,870	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/20 – AGM Insured	No Opt. Call	AA	14,787,190
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	AA–	5,866,250
3,250	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA	3,523,748
2,330	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,583,760
3,700	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	3,848,592

1,300	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	1,552,551
	California State, General Obligation Bonds, Various Purpose Series 2007:
9,730	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	Aaa	10,199,959
6,270	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	Aaa	6,572,841
10,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	11,691,000
3,770	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	4,329,581
3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	3,260,730
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/32 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	Aa1 (4)	5,484,750
7,240	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/28 – AGM Insured	8/17 at 56.01	AA	3,999,304
910	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 6.850%, 1/15/42	1/31 at 100.00	BBB–	757,966
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,345	4.500%, 6/01/27	6/17 at 100.00	B+	2,383,341
7,750	5.000%, 6/01/33	6/17 at 100.00	B–	7,758,680
1,500	5.125%, 6/01/47	6/17 at 100.00	B–	1,473,825

Nuveen	69

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	$10,055,800
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,457,950
5,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2007C, 5.000%, 8/01/32 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA+ (4)	5,277,200
2,495	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2009A, 5.375%, 7/01/34	1/19 at 100.00	AA+	2,777,185
2,490	Madera Unified School District, Madera County, California, General Obligation Bonds, Election 2002 Series 2005, 0.000%, 8/01/27 – NPFG Insured	No Opt. Call	AA–	1,805,126
1,855	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)	8/35 at 100.00	AA	1,456,509
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	4,735,764
835	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A, 5.125%, 12/01/23 – AMBAC Insured (ETM)	7/16 at 100.00	N/R (4)	961,118
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,030,360
2,615	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	1,446,958
7,275	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.200%, 8/01/17 – NPFG Insured	No Opt. Call	AA–	7,571,165
920	Palmdale, California, Certificates of Participation, Park Improvement & Avenue Construction, Series 2002, 5.000%, 9/01/32 – NPFG Insured	7/16 at 100.00	A3	922,852
5,960	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	6,229,750
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA	5,048,830
1,610	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – NPFG Insured	7/17 at 100.00	A3	1,646,128
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 18.782%, 02/01/33 (IF)	8/19 at 100.00	Aa2	2,867,592
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	5,838,009
2,965	San Juan Unified School District, Sacramento County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	Aa2	2,120,479
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured	No Opt. Call	Aaa	3,155,740
5,000	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/46	No Opt. Call	AA	1,152,650
2,250	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	7/16 at 100.00	B+	2,250,698
2,630	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured	No Opt. Call	AA+	2,136,349
180,755	Total California			169,983,139
	Colorado – 10.1% (6.5% of Total Investments)
6,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	6,421,628
2,295	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	2,503,822
14,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	15,526,700

70	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,055	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	$2,131,158
3,225	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	3,697,398
13,920	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	12,544,286
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
16,635	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	9,784,042
33,120	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	18,633,312
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	6,414,776
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	AA–	9,231,315
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
5,000	6.500%, 1/15/30	7/20 at 100.00	BBB+	5,920,850
3,750	6.000%, 1/15/41	7/20 at 100.00	BBB+	4,347,000
4,255	University of Colorado, Enterprise System Revenue Bonds, Series 2006A, 5.000%, 6/01/27 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	AA+ (4)	4,272,190
132,415	Total Colorado			101,428,477
	Connecticut – 0.8% (0.5% of Total Investments)
7,640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	7,698,064
	District of Columbia – 0.5% (0.3% of Total Investments)
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	5,065,400
	Florida – 8.0% (5.2% of Total Investments)
4,000	Broward County, Florida, Professional Sports Facilities Tax and Revenue Bonds, Broward County Civic Arena Project, Refunding Series 2006A, 5.000%, 9/01/28 – AMBAC Insured	No Opt. Call	AA	4,054,480
8,405	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16	No Opt. Call	A+	8,439,376
2,865	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/44	10/24 at 100.00	A+	3,304,720
3,325	Jacksonville, Florida, Special Revenue Bonds, Series 2011B, 5.000%, 10/01/16	No Opt. Call	AA–	3,388,075
2,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A2	2,847,075
3,465	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	3,987,765
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	5,726,100
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/27	10/20 at 100.00	A	2,892,875
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012:
5,500	5.000%, 7/01/31	No Opt. Call	AA	6,478,010
3,000	5.000%, 7/01/42	7/22 at 100.00	AA	3,492,960
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,857,024
4,015	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2016B, 4.000%, 10/01/45	10/26 at 100.00	A	4,183,630
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA	5,331,368
	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
2,310	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	2,418,085
4,700	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	4,911,453

Nuveen	71

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$6,000	Saint John's County, Florida, Sales Tax Revenue Bonds, Series 2006, 5.000%, 10/01/36 (Pre-refunded 10/01/16) – BHAC Insured	10/16 at 100.00	AA+ (4)	$6,113,580
6,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 4.000%, 5/01/33	5/25 at 100.00	AA	7,160,698
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,819,750
74,260	Total Florida			80,407,024
	Georgia – 1.8% (1.2% of Total Investments)
3,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/33	5/25 at 100.00	AA–	4,118,250
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AA–	6,107,550
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	2,310,560
3,000	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A, 5.000%, 2/01/30 – SYNCORA GTY Insured	7/16 at 100.00	N/R	3,004,290
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	2,768,475
15,900	Total Georgia			18,309,125
	Illinois – 25.6% (16.6% of Total Investments)
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	B+	1,199,829
10,510	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/19 – FGIC Insured	No Opt. Call	AA–	9,203,397
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	8,385,700
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	26,461,433
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	25,558,720
220	Chicago, Illinois, General Obligation Bonds, Refunding Series 2005A, 5.000%, 1/01/17 – AGM Insured	1/17 at 100.00	AA	220,818
5,325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	5,748,125
	DuPage County Forest Preserve District, Illinois, General Obligation Bonds, Series 2000:
8,000	0.000%, 11/01/18	No Opt. Call	AAA	7,746,000
15,285	0.000%, 11/01/19	No Opt. Call	AAA	14,524,113
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	1,712,985
2,000	Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,140,800
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	AA–	3,309,150
2,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	Baa2	2,388,480
870	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	1,050,038
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A:
2,250	6.000%, 8/15/23	8/18 at 100.00	BBB+	2,458,170
3,055	5.500%, 8/15/30	8/18 at 100.00	BBB+	3,244,990
495	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	555,331
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (6)	2/21 at 100.00	AA–	2,835,575
5,245	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust 2015-XF0248, 8.984%, 7/01/46 (Pre-refunded 7/01/17) (IF) (6)	7/17 at 100.00	AA+ (4)	5,780,147

72	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$4,930	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	$5,020,860
2,515	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/24	8/22 at 100.00	A–	2,787,098
2,235	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	2,545,397
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A:
9,400	0.000%, 12/15/18 – NPFG Insured	No Opt. Call	AA–	8,891,648
16,570	0.000%, 12/15/20 – NPFG Insured	No Opt. Call	AA–	14,533,050
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	AA–	19,429,977
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	9,938,141
5,100	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 12/15/23 – FGIC Insured	No Opt. Call	AA–	5,939,868
5,180	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	AA– (4)	6,259,978
28,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	12,467,280
10,650	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	Aaa	14,196,237
2,685	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.000%, 2/01/30 – AGM Insured	2/20 at 100.00	AA	2,852,651
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	21,980,380
2,250	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/29	3/25 at 100.00	A	2,684,385
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	A2	3,988,933
288,025	Total Illinois			258,039,684
	Indiana – 4.8% (3.1% of Total Investments)
5,000	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2006A, 5.000%, 7/15/26 (Pre-refunded 1/15/17) – AGM Insured	1/17 at 100.00	AA+ (4)	5,157,300
3,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	3,036,630
2,525	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	2,829,237
3,400	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	AA	3,966,780
3,075	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	3,334,715
8,630	Indiana Finance Authority, Revenue Bonds, Community Foundation of Northwest Indiana Obligated Group, Series 2012, 5.000%, 3/01/41	No Opt. Call	A+	9,501,716
805	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	911,059
4,320	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc. Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)	7/16 at 100.00	AA– (4)	4,338,187
1,455	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A+	1,500,207
1,545	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,608,314
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2011A, 5.000%, 1/01/31	No Opt. Call	A+	3,413,190
9,560	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	7,601,634
1,580	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 1/15/28 – AGM Insured	No Opt. Call	AA	1,184,226
47,895	Total Indiana			48,383,195

Nuveen	73

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 2.6% (1.7% of Total Investments)
$1,500	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/21	7/16 at 100.00	BB+	$1,507,485
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
3,000	5.000%, 12/01/19	No Opt. Call	BB–	3,103,830
2,220	5.250%, 12/01/25	12/23 at 100.00	BB–	2,397,001
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
5,200	5.375%, 6/01/38	7/16 at 100.00	B+	5,199,532
4,465	5.500%, 6/01/42	7/16 at 100.00	B+	4,464,687
5,400	5.625%, 6/01/46	7/16 at 100.00	B+	5,399,622
4,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	4,511,520
26,285	Total Iowa			26,583,677
	Kansas – 0.0% (0.0% of Total Investments)
15	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	11,350
	Kentucky – 0.5% (0.3% of Total Investments)
4,330	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Refunding Series 2013B, 5.000%, 1/01/23 – AGM Insured	1/20 at 100.00	AA	4,890,952
	Maine – 0.1% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,196,255
	Maryland – 1.3% (0.9% of Total Investments)
6,500	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Refunding Series 2012, 5.000%, 8/01/16	No Opt. Call	AAA	6,576,180
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A2	3,926,160
2,575	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 6.000%, 1/01/28 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (4)	2,801,240
12,575	Total Maryland			13,303,580
	Massachusetts – 3.4% (2.2% of Total Investments)
2,385	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	7/18 at 100.00	AAA	2,604,945
970	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,064,197
6,250	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	7,002,438
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A	1,453,725
4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	5,017,995
8,730	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	7/16 at 100.00	AA	8,759,944
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	530,130
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	5,333,832
2,395	Massachusetts State, General Obligation Bonds, Refunding Series 2003D, 5.500%, 10/01/16	No Opt. Call	AA+	2,446,205
31,540	Total Massachusetts			34,213,411
74	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 3.1% (2.0% of Total Investments)
$1,060	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	$1,180,787
1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	1,365,738
3,305	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	3,327,705
2,000	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.250%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	2,015,500
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,239,320
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	461,101
3,595	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – NPFG Insured	10/16 at 50.02	Aa2	1,784,055
2,655	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 (Pre-refunded 10/15/16) – NPFG Insured	10/16 at 50.02	AA (4)	1,324,580
1,615	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	1,902,615
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B+	1,573,998
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	No Opt. Call	A1	3,256,712
2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.375%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (4)	2,945,775
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,349,916
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	A	1,257,476
4,930	Wayne County Airport Authority, Michigan, Revenue Bonds, Series 2007, 5.000%, 12/01/27 – NPFG Insured (Alternative Minimum Tax)	12/17 at 100.00	AA–	5,182,170
31,980	Total Michigan			31,167,448
	Minnesota – 0.8% (0.5% of Total Investments)
5,000	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007, 5.250%, 5/01/37	5/17 at 100.00	Baa1	5,161,500
2,580	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2007B, 5.000%, 1/01/17 – NPFG Insured	No Opt. Call	AA–	2,657,632
7,580	Total Minnesota			7,819,132
	Mississippi – 0.6% (0.4% of Total Investments)
6,045	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/16 at 100.00	BBB	6,238,863
	Missouri – 2.3% (1.5% of Total Investments)
2,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	2,943,152
10,370	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	11,704,826
3,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/32 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	AA+ (4)	3,090,150
1,435	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	AA–	1,466,039
3,695	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 (Pre-refunded 12/15/16)	12/16 at 100.00	AA– (4)	3,798,201
21,085	Total Missouri			23,002,368

Nuveen	75

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.6% (0.4% of Total Investments)
$700	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	$799,176
5,290	Nebraska Public Power District, General Revenue Bonds, Refunding Series 2007B, 4.650%, 1/01/32 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA (4)	5,537,486
5,990	Total Nebraska			6,336,662
	Nevada – 5.6% (3.7% of Total Investments)
3,540	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2010D, 5.000%, 7/01/24	No Opt. Call	AA–	4,028,626
24,195	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	27,211,870
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
10,000	5.000%, 6/01/33	12/24 at 100.00	Aa1	12,154,100
4,170	5.000%, 6/01/39	12/24 at 100.00	Aa1	4,960,549
5,380	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/31	7/17 at 100.00	A	5,587,184
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 17.812%, 7/01/31 – BHAC Insured (IF) (6)	7/17 at 100.00	AA+	2,930,300
49,785	Total Nevada			56,872,629
	New Hampshire – 0.6% (0.4% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,637,250
	New Jersey – 7.2% (4.7% of Total Investments)
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,052,697
3,500	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	7/16 at 100.00	AA–	3,536,190
6,975	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24	3/21 at 100.00	A–	7,588,800
3,300	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/25	3/23 at 100.00	A–	3,626,766
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	1,607,340
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	794,621
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
1,815	0.000%, 12/15/26 – AMBAC Insured	No Opt. Call	AA+	1,364,771
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	5,583,000
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	18,533,360
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.500%, 12/15/18 – AGM Insured	No Opt. Call	AA	4,976,280
2,310	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A–	2,575,535
6,400	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	No Opt. Call	A–	6,733,824
3,250	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/29	6/23 at 100.00	A–	3,516,890
2,480	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 4.750%, 6/15/38	6/25 at 100.00	A–	2,611,266
2,000	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/38 Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:	5/23 at 100.00	Aa3	2,327,860
1,000	4.625%, 6/01/26	6/17 at 100.00	B+	1,007,960
5,000	4.750%, 6/01/34	6/17 at 100.00	B–	4,721,800
93,665	Total New Jersey			72,158,960

76	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 5.7% (3.7% of Total Investments)
$745	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program, Gateway-Longview Inc., Series 1998A, 5.500%, 7/01/18 – AMBAC Insured	7/16 at 100.00	N/R	$747,175
8,115	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	9,283,803
3,220	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	3,314,861
4,410	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	4,927,910
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA	13,839,496
4,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40	No Opt. Call	AA+	4,952,904
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,897,250
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	6,521,040
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,389,420
2,650	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	3,116,586
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,945,475
52,640	Total New York			57,935,920
	North Carolina – 1.8% (1.1% of Total Investments)
5,550	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/39	1/18 at 100.00	AA–	5,805,578
3,560	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,964,131
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,851,067
4,055	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	4,139,060
16,465	Total North Carolina			17,759,836
	North Dakota – 0.5% (0.3% of Total Investments)
3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	4,801,988
	Ohio – 6.9% (4.5% of Total Investments)
9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	10,163,984
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	635,799
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,260	5.125%, 6/01/24	6/17 at 100.00	B–	5,086,052
6,360	5.875%, 6/01/30	6/17 at 100.00	B–	6,214,483
4,875	5.750%, 6/01/34	6/17 at 100.00	B–	4,674,394
4,290	6.000%, 6/01/42	6/17 at 100.00	B–	4,253,406
14,830	5.875%, 6/01/47	6/17 at 100.00	B–	14,449,166
11,460	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	11,472,950
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	2,789,257

Nuveen	77

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$5,990	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/16 at 100.00	A+	$6,081,647
3,685	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,182,364
69,055	Total Ohio			70,003,502
	Oklahoma – 0.5% (0.3% of Total Investments)
4,000	Oklahoma City, Oklahoma, General Obligation Bonds, Refunding Series 2015, 2.000%, 9/01/16	No Opt. Call	AAA	4,021,360
1,220	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	AA	1,254,648
45	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	46,574
5,265	Total Oklahoma			5,322,582
	Pennsylvania – 4.5% (2.9% of Total Investments)
1,250	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	1,412,263
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	AA	2,752,969
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	AA	2,678,469
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	AA	2,615,342
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	AA	2,452,886
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	AA	3,165,744
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	AA	2,008,580
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	AA	2,114,640
630	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	7/16 at 100.00	N/R	276,938
28	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23	7/16 at 100.00	N/R	12,254
2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	2,249,260
1,805	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (5)	12/27 at 100.00	A–	2,182,101
5,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured (5)	6/26 at 100.00	AA	7,366,383
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	13,757,919
45,838	Total Pennsylvania			45,045,748
	Puerto Rico – 1.1% (0.7% of Total Investments)
625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 5.000%, 7/01/25 – NPFG Insured	7/16 at 100.00	AA–	633,381
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	1,336,607
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	CC	993,210
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
25,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Caa3	3,115,500
64,335	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Caa3	5,415,720
92,265	Total Puerto Rico			11,494,418
	South Carolina – 4.2% (2.8% of Total Investments)
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	16,306,697
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	9,000,500
2,250	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2006C, 5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	2,317,073

78	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	$5,721,750
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	4,063,045
4,800	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	5,378,976
57,880	Total South Carolina			42,788,041
	South Dakota – 0.1% (0.1% of Total Investments)
910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,048,575
	Tennessee – 1.8% (1.2% of Total Investments)
2,260	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	2,561,665
2,470	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA	2,806,933
770	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 (Pre-refunded 10/01/19) – AGM Insured	10/19 at 100.00	AA (4)	876,145
265	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	AA– (4)	266,087
375	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	7/26 at 100.00	A3	433,725
	Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46
6,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	6,426,240
4,965	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	5,028,999
17,105	Total Tennessee			18,399,794
	Texas – 17.2% (11.2% of Total Investments)
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,883,025
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB+	1,186,880
2,190	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	BBB+	2,525,552
3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	3,334,590
160	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	171,707
3,240	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	3,663,630
15,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Series 2013B, 5.000%, 4/01/53 (UB)	10/23 at 100.00	AA+	16,961,250
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45	6/25 at 100.00	AA	3,018,602
9,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	9,298,260
7,165	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/49 – AGM Insured	11/31 at 41.91	AA	1,605,175
3,885	Houston Independent School District Public Facility Corporation, Harris County, Texas, Lease Revenue Bonds, Cesar E. Chavez High School, Series 1998A, 0.000%, 9/15/19 – AMBAC Insured	No Opt. Call	Aa1	3,699,452

Nuveen	79

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,530	Houston, Texas, Airport System Revenue Bonds, Refunding Senior Lien Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	$2,770,552
5,500	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	5,752,395
1,495	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,231,312
4,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 4.000%, 8/15/41	8/25 at 100.00	AAA	4,342,520
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008:
195	0.000%, 8/15/39	8/17 at 27.35	AAA	52,402
780	0.000%, 8/15/41	8/17 at 24.20	AAA	185,149
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008:
4,805	0.000%, 8/15/39 (Pre-refunded 8/15/17)	8/17 at 27.35	N/R (4)	1,296,293
19,020	0.000%, 8/15/41 (Pre-refunded 8/15/17)	8/17 at 24.20	N/R (4)	4,539,503
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	Baa1	2,279,160
6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A	7,058,369
6,285	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/33	1/25 at 100.00	A2	7,417,054
7,630	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/32 (Pre-refunded 2/15/17)	2/17 at 100.00	Aaa	7,894,990
4,000	Round Rock Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, School Building Series 2015, 3.000%, 8/01/16	No Opt. Call	Aaa	4,027,240
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
215	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	255,545
2,675	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	3,183,170
1,185	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42	5/26 at 100.00	AA–	1,265,876
5,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/47	11/17 at 100.00	AA	6,048,195
2,000	Tarrant County Housing Finance Corporation, Texas, Single Family Mortgage Revenue Bonds, Series 1985, 0.000%, 9/15/16 – NPFG Insured (ETM)	No Opt. Call	Aaa	1,995,340
3,500	Texas A&M University, Permanent University Fund Bonds, Refunding Series 2006, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	AAA	3,527,510
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
14,815	5.000%, 12/15/27	No Opt. Call	A3	17,054,139
3,250	5.000%, 12/15/30	No Opt. Call	A3	3,681,763
5,775	Texas Municipal Power Agency, Refunding Revenue Bonds, Series 1993, 0.000%, 9/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	5,764,432
4,905	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,605,728
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
3,650	5.000%, 8/15/33	8/24 at 100.00	BBB+	4,214,254
11,400	5.000%, 8/15/37	8/24 at 100.00	BBB+	13,026,780
4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	3,141,280
2,710	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa3	3,099,806

80	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2010:
$4,000	0.000%, 8/15/32	8/20 at 53.57	AAA	$1,996,440
5,675	0.000%, 8/15/36	No Opt. Call	AAA	2,229,140
189,885	Total Texas			173,284,460
	Utah – 0.3% (0.2% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,282,450
	Virginia – 4.0% (2.6% of Total Investments)
900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A2	1,048,113
18,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (5)	10/28 at 100.00	BBB+	21,028,499
10,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	13,565,895
4,030	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,608,305
33,430	Total Virginia			40,250,812
	Washington – 3.4% (2.2% of Total Investments)
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	AA+	9,421,929
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA	4,688,200
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	2,316,560
10,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – NPFG Insured (UB) (6)	10/16 at 100.00	AA	10,081,200
3,000	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Refunding Series 2009R-2010C, 5.000%, 1/01/17	No Opt. Call	AA+	3,090,270
4,065	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	4,356,095
35,300	Total Washington			33,954,254
	Wisconsin – 2.2% (1.4% of Total Investments)
7,525	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46 (WI/DD, Settling 5/11/16)	5/26 at 100.00	AA+	8,018,414
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2013A, 5.125%, 4/15/31	4/23 at 100.00	A2	2,849,175
1,780	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,979,485
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/23 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	3,041,820
5,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.250%, 5/01/37	5/19 at 100.00	AA–	5,783,450
19,805	Total Wisconsin			21,672,344
$1,716,473	Total Municipal Bonds (cost $1,370,918,339)			1,550,422,987

Nuveen	81

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$221	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$6,635
59	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	1,765
$280	Total Corporate Bonds ($25,102)				8,400
	Total Long-Term Investments (cost $1,370,943,441)				1,550,431,387
	Floating Rate Obligations – (2.8)%				(28,050,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (53.1)% (9)				(535,000,000)
	Other Assets Less Liabilities – 2.1%				20,469,824
	Net Assets Applicable to Common Shares – 100%				$1,007,851,211

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(9)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 34.5%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

82	Nuveen

NMO
Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 145.5% (99.8% of Total Investments)
	Alaska – 2.3% (1.6% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
$5,000	5.000%, 6/01/32	7/16 at 100.00	B3	$4,755,600
13,025	5.000%, 6/01/46	7/16 at 100.00	B3	12,277,626
18,025	Total Alaska			17,033,226
	Arizona – 1.1% (0.7% of Total Investments)
3,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	3,377,070
4,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2008A, 5.000%, 1/01/25	No Opt. Call	Aa1	4,282,640
7,000	Total Arizona			7,659,710
	California – 17.6% (12.0% of Total Investments)
3,450	Antelope Valley Joint Union High School District, Los Angeles and Kern Counties, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured	No Opt. Call	A1	2,223,974
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1:
2,500	5.125%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (4)	2,811,275
2,500	5.625%, 4/01/44 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (4)	2,847,325
8,000	Beverly Hills Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009, 0.000%, 8/01/33	No Opt. Call	Aaa	5,031,920
7,845	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B	7,953,026
2,910	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	3,231,380
2,090	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29	12/18 at 100.00	AAA	2,315,030
1,350	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A, 0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	603,788
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	1,946,660
2,500	California State, General Obligation Bonds, Various Purpose Refunding Series 2012, 5.000%, 9/01/16	No Opt. Call	AA–	2,538,625
	California State, General Obligation Bonds, Various Purpose Series 2010:
7,000	5.250%, 3/01/30	3/20 at 100.00	AA–	8,129,100
4,250	5.250%, 11/01/40	11/20 at 100.00	AA–	5,021,163
2,500	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	2,871,075
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,707,093
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System Improvement Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA+	7,027,187
13,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	10,658,250

Nuveen	83

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
$6,325	4.500%, 6/01/27	6/17 at 100.00	B+	$6,428,414
1,640	5.000%, 6/01/33	6/17 at 100.00	B–	1,641,837
1,000	5.125%, 6/01/47	6/17 at 100.00	B–	982,550
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,457,950
1,500	Lincoln Unified School District, Placer County, California, Community Facilities District 1, Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	N/R	960,195
490	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)	10/16 at 100.00	N/R (4)	491,847
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)	8/16 at 100.00	N/R (4)	999,308
4,000	Los Angeles Unified School District, California, General Obligation Bonds, Election of 2004, Series 2006G, 5.000%, 7/01/26 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	Aa2 (4)	4,031,640
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (6)	8/35 at 100.00	AA	910,809
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,157,176
14,100	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2009, 0.000%, 8/01/34 – AGC Insured	No Opt. Call	AA	7,533,489
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/29	No Opt. Call	AA	1,697,400
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured	No Opt. Call	AA	696,030
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Ba1	5,406,400
	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A:
2,000	0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	1,614,680
4,795	5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	5,012,022
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	2,060,440
6,570	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/47	No Opt. Call	AA	1,423,128
15,750	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	AA	6,436,710
7,345	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/27 (Pre-refunded 8/01/16) – AGM Insured	8/16 at 102.00	AA (4)	7,577,910
156,890	Total California			127,436,806
	Colorado – 8.9% (6.1% of Total Investments)
1,085	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,096,588
11,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	13,031,338
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	3,366,773
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA–	5,452,094
10,145	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	6,415,495
16,060	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	9,035,356

84	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
$3,800	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	$2,240,214
13,300	0.000%, 9/01/31 – NPFG Insured	9/20 at 53.77	AA–	6,137,950
6,250	0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	AA–	2,725,063
10,000	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	3,544,200
10,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	BBB+	11,841,700
91,840	Total Colorado			64,886,771
	Connecticut – 0.6% (0.4% of Total Investments)
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	4,030,400
	District of Columbia – 1.4% (1.0% of Total Investments)
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	10,130,800
	Florida – 6.1% (4.2% of Total Investments)
450	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Teaching Hospital and Clinics Inc., Series 1996A, 6.250%, 12/01/16 – NPFG Insured	No Opt. Call	AA–	463,464
2,080	Brevard County School Board, Florida, Certificates of Participation, Series 2007C, 5.000%, 7/01/21 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	Aa3 (4)	2,186,350
8,605	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16	No Opt. Call	A+	8,640,194
1,915	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008, Tender Option Bond Trust 2016-XG001, 8.423%, 7/01/32 (Alternative Minimum Tax) (IF) (5)	1/17 at 100.00	Aaa	2,001,635
2,865	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/44	10/24 at 100.00	A+	3,304,720
3,810	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/40 – AGM Insured	2/24 at 100.00	AA	4,402,036
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	1,179,640
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	2,863,050
3,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/26	10/20 at 100.00	A	3,475,470
2,780	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2016B, 4.000%, 10/01/45	10/26 at 100.00	A	2,896,760
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA	5,331,368
4,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, Senior Lien 6th Cent Contract Payments, Series 2008A, 5.250%, 11/01/23 – AGC Insured	11/17 at 100.00	AA	4,226,880
3,500	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/37	8/17 at 100.00	AA–	3,639,370
41,590	Total Florida			44,610,937
	Georgia – 1.9% (1.3% of Total Investments)
2,040	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/35	5/25 at 100.00	AA–	2,450,795
10,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	11,054,200
12,040	Total Georgia			13,504,995

Nuveen	85

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Guam – 0.0% (0.0% of Total Investments)
$165	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	$194,385
	Illinois – 14.9% (10.3% of Total Investments)
4,595	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/32 – FGIC Insured	No Opt. Call	AA–	2,624,848
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	B+	1,199,829
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
4,600	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	3,857,422
1,000	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	1,139,540
1,985	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2013B, 5.000%, 1/01/26	1/23 at 100.00	A	2,363,381
600	Chicago, Illinois, General Obligation Bonds, Refunding Series 2005A, 5.000%, 1/01/17 – AGM Insured	1/17 at 100.00	AA	602,232
5,540	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	AA	5,679,940
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,664,166
3,040	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	3,227,994
1,750	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,796,690
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	AA–	3,309,150
3,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 4.000%, 8/15/33	No Opt. Call	AA+	3,251,400
5,390	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	6,234,936
1,970	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	2,121,276
2,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	Baa2	2,388,480
3,200	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/24 – AGM Insured	5/18 at 100.00	AA	3,439,392
5,590	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	5,937,642
410	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	459,971
2,795	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	3,183,170
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.500%, 6/15/53	12/25 at 100.00	BBB–	5,692,500
2,330	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	BBB+	2,443,052
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,500	0.000%, 6/15/25 – NPFG Insured (6)	6/22 at 101.00	AA–	7,174,765
3,700	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AA–	2,091,314
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AA–	1,287,630
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	AA–	4,256,177
2,080	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 2/01/34 – AGM Insured	2/20 at 100.00	AA	2,230,426
2,300	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured	No Opt. Call	AA	3,194,470

86	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$3,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 (Pre-refunded 3/01/17) – NPFG Insured	3/17 at 100.00	AA– (4)	$3,109,890
7,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/31	3/25 at 100.00	A	8,222,130
2,685	Sterling, Whiteside County, Illinois, General Obligation Bonds, Recovery Zone Facility Series 2010A, 5.250%, 5/01/31 – AGM Insured	5/20 at 100.00	AA	3,065,303
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.250%, 10/01/38	10/23 at 100.00	A	2,381,920
3,330	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured	No Opt. Call	AA–	2,819,977
113,955	Total Illinois			108,451,013
	Indiana – 3.8% (2.6% of Total Investments)
4,030	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	4,513,399
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 4.000%, 5/01/35	5/23 at 100.00	A	5,140,050
1,875	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 4.000%, 12/01/40	6/25 at 100.00	AA	1,984,856
2,050	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	2,223,143
6,290	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	7,087,572
1,600	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	1,733,664
2,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA– (4)	2,573,750
2,000	Michigan City School Building Corporation, Porter and LaPorte Counties, Indiana, First Mortgage Bonds, Series 2007, 5.000%, 1/15/25 – NPFG Insured	7/17 at 100.00	AA+	2,099,420
25,345	Total Indiana			27,355,854
	Iowa – 1.9% (1.3% of Total Investments)
970	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/19	7/16 at 100.00	BB+	974,355
7,255	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	7,557,896
5,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	5,012,800
13,225	Total Iowa			13,545,051
	Kansas – 0.9% (0.6% of Total Investments)
3,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	Aa2	3,531,960
3,125	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,148,000
15	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	11,350
6,140	Total Kansas			6,691,310
	Kentucky – 0.1% (0.1% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	1,081,310

Nuveen	87

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.9% (0.6% of Total Investments)
$4,410	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.900%, 9/01/42 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	$4,451,101
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44	6/25 at 100.00	AA	2,345,620
6,410	Total Maryland			6,796,721
	Massachusetts – 0.4% (0.3% of Total Investments)
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,666,916
	Michigan – 7.8% (5.3% of Total Investments)
3,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	3,277,770
2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	3,598,628
	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D:
4,000	5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	4,027,480
5,000	4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	5,031,100
1,300	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44	7/22 at 100.00	A–	1,422,447
3,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/31	6/22 at 100.00	AA	3,483,600
17,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/31	10/25 at 100.00	Aa2	20,737,109
5,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	5,689,950
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B+	3,147,997
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	No Opt. Call	A1	3,256,712
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,349,916
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	A	1,257,476
49,320	Total Michigan			56,280,185
	Mississippi – 1.1% (0.7% of Total Investments)
3,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/16 at 100.00	BBB	3,777,376
3,855	Mississippi State, General Obligation Bonds, Refunding Series 2006D, 5.000%, 11/01/21 (Pre-refunded 11/01/17) – NPFG Insured	11/17 at 100.00	AA (4)	4,106,732
7,515	Total Mississippi			7,884,108
	Missouri – 3.0% (2.1% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	5,901,741
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	AA–	3,107,250
6,930	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	7,822,030
1,395	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	AA–	1,425,174
3,605	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 (Pre-refunded 12/15/16)	12/16 at 100.00	AA– (4)	3,705,688
25,080	Total Missouri			21,961,883

88	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska – 2.3% (1.6% of Total Investments)
$2,620	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	$2,882,210
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/48	11/25 at 100.00	A–	1,597,876
11,690	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	A2	12,006,215
15,710	Total Nebraska			16,486,301
	Nevada – 6.6% (4.5% of Total Investments)
3,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38	No Opt. Call	AAA	3,373,560
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	17,420,849
11,665	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	13,119,509
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	Aa1	6,103,250
3,000	5.000%, 6/01/39	12/24 at 100.00	Aa1	3,568,740
3,760	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B, 0.000%, 6/01/37 – FGIC Insured	6/24 at 49.90	AA–	1,280,806
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 17.812%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	2,930,300
43,925	Total Nevada			47,797,014
	New Hampshire – 0.5% (0.3% of Total Investments)
3,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	3,382,350
	New Jersey – 6.7% (4.6% of Total Investments)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,227,149
2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	8/16 at 100.00	AA–	2,576,367
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22	3/21 at 100.00	A–	4,358,920
18,400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/37	1/17 at 35.47	A–	6,353,704
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A–	8,702,200
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA:
2,250	5.000%, 6/15/29	6/23 at 100.00	A–	2,434,770
7,500	5.500%, 6/15/39	6/23 at 100.00	A–	8,308,950
1,720	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 4.750%, 6/15/38	6/25 at 100.00	A–	1,811,040
5,065	New Jersey Turnpike Authority, Revenue Bonds, Growth and Income Securities, Series 2004B, 5.150%, 1/01/35 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	A+ (4)	5,221,255
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa3	2,369,640
910	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	1,052,206
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,500	5.000%, 6/01/29	6/17 at 100.00	B	1,500,675
3,000	5.000%, 6/01/41	6/17 at 100.00	B–	2,854,590
70,995	Total New Jersey			48,771,466

Nuveen	89

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York – 6.9% (4.7% of Total Investments)
$7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45	No Opt. Call	BBB–	$1,848,840
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,288,060
3,290	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	3,303,226
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	3,035,250
3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	AA	4,152,120
240	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	7/16 at 100.00	N/R	244,030
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	7/16 at 100.00	AA	5,024
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
10	5.000%, 8/01/17	7/16 at 100.00	AA	10,040
80	5.750%, 8/01/18	7/16 at 100.00	AA	80,369
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	6,521,040
4,385	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	5,238,803
8,550	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 5.500%, 12/01/31	12/20 at 100.00	Baa1	9,847,548
10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/16 at 100.00	AA–	10,221,800
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,945,475
50,060	Total New York			49,741,625
	North Carolina – 0.9% (0.6% of Total Investments)
	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph's Health System, Series 2007:
1,495	4.500%, 10/01/31 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	N/R (4)	1,576,223
2,505	4.500%, 10/01/31 (UB)	10/17 at 100.00	AA–	2,611,412
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,103,832
5,900	Total North Carolina			6,291,467
	North Dakota – 0.2% (0.2% of Total Investments)
1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.000%, 11/01/28	11/21 at 100.00	A+	1,820,910
	Ohio – 9.1% (6.2% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,545	5.375%, 6/01/24	6/17 at 100.00	B–	4,417,149
1,340	5.125%, 6/01/24	6/17 at 100.00	B–	1,295,686
1,695	5.875%, 6/01/30	6/17 at 100.00	B–	1,656,218
6,265	5.750%, 6/01/34	6/17 at 100.00	B–	6,007,195
4,300	6.000%, 6/01/42	6/17 at 100.00	B–	4,263,321
1,500	6.500%, 6/01/47	6/17 at 100.00	B–	1,502,505
4,750	5.875%, 6/01/47	6/17 at 100.00	B–	4,628,020

90	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$3,110	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	$3,113,514
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A	7,000,920
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 4.250%, 12/01/32 – AGM Insured	12/16 at 100.00	AA+	10,166,900
5,500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	6,128,155
3,000	Ohio State, General Obligation Bonds, Higher Education, Series 2015C, 2.000%, 11/01/16	No Opt. Call	AA+	3,023,550
7,500	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	8,415,150
3,690	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,188,039
63,195	Total Ohio			65,806,322
	Oklahoma – 0.3% (0.2% of Total Investments)
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,846,336
	Pennsylvania – 6.1% (4.2% of Total Investments)
3,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	3,384,900
2,645	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	7/16 at 100.00	Ba1	2,655,025
6,975	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34	12/20 at 100.00	AA–	8,107,461
3,115	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2013A, 5.000%, 12/01/36	12/22 at 100.00	AA–	3,601,688
10,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured (6)	6/26 at 100.00	AA	12,811,100
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	13,757,918
37,625	Total Pennsylvania			44,318,092
	Puerto Rico – 0.7% (0.5% of Total Investments)
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	1,031,080
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	7/16 at 100.00	AA–	4,337,023
5,300	Total Puerto Rico			5,368,103
	Rhode Island – 0.4% (0.3% of Total Investments)
3,000	Rhode Island, General Obligation Bonds, Consolidated Capital Development Loan, Refunding Series 2006A, 5.000%, 8/01/17 – AGM Insured	No Opt. Call	AA	3,036,390
	South Carolina – 2.6% (1.8% of Total Investments)
5,700	Horry County School District, South Carolina, General Obligation Bonds, Series 2006A, 5.000%, 3/01/23 (Pre-refunded 9/01/16) – AGM Insured	9/16 at 100.00	Aa1 (4)	5,787,096
3,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2011B, 5.000%, 12/01/16	No Opt. Call	AA–	3,078,450

Nuveen	91

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	$5,721,750
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	4,063,045
17,155	Total South Carolina			18,650,341
	South Dakota – 0.1% (0.1% of Total Investments)
545	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	627,993
	Tennessee – 0.4% (0.3% of Total Investments)
2,125	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	2,408,645
260	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	A3	300,716
2,385	Total Tennessee			2,709,361
	Texas – 14.3% (9.8% of Total Investments)
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2002, 0.000%, 8/15/32 – FGIC Insured	No Opt. Call	AA–	624,030
2,080	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 5.750%, 1/01/31	1/21 at 100.00	BBB+	2,442,461
2,190	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	BBB+	2,525,552
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23	No Opt. Call	Aaa	2,253,350
	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006:
3,950	0.000%, 8/15/30 (Pre-refunded 8/15/16)	8/16 at 49.21	Aaa	1,940,596
4,000	0.000%, 8/15/31 (Pre-refunded 8/15/16)	8/16 at 46.64	Aaa	1,862,640
13,680	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	15,468,659
2,320	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	2,692,685
3,070	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	3,171,740
3,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/52 – AGM Insured	11/31 at 35.81	AA	572,880
2,400	Houston, Texas, Airport System Revenue Bonds, Refunding Senior Lien Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	2,628,192
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	2,371,200
1,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	953,540
3,035	Irving Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding Series 2015A, 0.000%, 2/15/17	No Opt. Call	AAA	3,020,948

92	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,725	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AAA	$3,254,359
1,015	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,028,540
	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007:
1,490	5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,509,921
1,020	5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,033,637
4,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43	1/25 at 100.00	A1	5,168,040
2,125	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	1,476,301
4,105	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A	4,707,491
4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A2	5,181,971
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1762, 16.277%, 8/15/16 (IF)	No Opt. Call	AA	3,670,070
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
215	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	255,545
2,675	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	3,183,170
815	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42	5/26 at 100.00	AA–	870,624
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
7,925	5.000%, 12/15/28	No Opt. Call	A3	9,081,099
1,600	5.000%, 12/15/32	No Opt. Call	A3	1,793,024
2,500	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/31	No Opt. Call	AAA	2,955,225
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,714,300
7,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/37	8/24 at 100.00	BBB+	7,998,900
2,315	Wichita Falls Independent School District, Wichita County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/01/23 (Pre-refunded 2/01/17)	2/17 at 100.00	AAA	2,392,622
101,170	Total Texas			103,803,312
	Utah – 0.9% (0.6% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,282,450
2,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/25 – NPFG Insured	No Opt. Call	AA–	1,342,780
1,695	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Series 2006A., 4.500%, 8/01/23 – FGIC Insured	8/16 at 100.00	AA–	1,712,713
6,695	Total Utah			6,337,943

Nuveen	93

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia – 4.5% (3.1% of Total Investments)
$900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A2	$1,048,113
21,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	27,777,780
3,600	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,116,600
26,000	Total Virginia			32,942,493
	Washington – 3.3% (2.3% of Total Investments)
970	Cowlitz County, Washington, Special Sewerage Revenue Refunding Bonds, CSOB Wastewater Treatment Facilities, Series 2002, 5.500%, 11/01/16 – FGIC Insured	No Opt. Call	AA–	986,742
4,690	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2006A, 5.000%, 7/01/20 (Pre-refunded 7/01/16)	7/16 at 100.00	Aa1 (4)	4,726,441
2,575	King County Public Hospital District 1, Washington, Limited Tax General Obligation and Refunding Bonds, Series 2008A, 5.000%, 12/01/37 – AGC Insured	No Opt. Call	AA	2,769,310
8,000	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2008A, 5.250%, 8/15/34 (Pre-refunded 8/15/18) – AGM Insured	8/18 at 100.00	AA (4)	8,816,400
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	AA+	6,841,170
25,235	Total Washington			24,140,063
	West Virginia – 0.5% (0.3% of Total Investments)
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.375%, 6/01/38	6/23 at 100.00	A	3,498,750
	Wisconsin – 2.9% (2.0% of Total Investments)
5,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46 (WI/DD, Settling 5/11/16)	5/26 at 100.00	AA+	5,540,964
1,830	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 4.750%, 5/01/25	5/16 at 100.00	BBB–	1,835,033
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	5.000%, 2/15/27	2/22 at 100.00	A–	1,157,930
1,000	5.000%, 2/15/28	2/22 at 100.00	A–	1,151,740
10,070	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	11,502,256
19,100	Total Wisconsin			21,187,923
	Wyoming – 0.6% (0.4% of Total Investments)
4,080	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	4,621,457
$1,099,070	Total Municipal Bonds (cost $940,880,773)			1,055,388,393

Shares	Description (1)			Value
	COMMON STOCKS – 0.3% (0.2% of Total Investments)
	Airlines – 0.3% (0.2% of Total Investments)
53,589	American Airlines Group Inc. (7)			$1,859,002
	Total Common Stocks (cost $1,552,724)			1,859,002

94	Nuveen

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$669	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$20,081
178	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/55	N/R	5,340
$847	Total Corporate Bonds ($75,979)				25,421
	Total Long-Term Investments (cost $942,509,476)				1,057,272,816
	Floating Rate Obligations – (0.3)%				(2,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (48.4)% (10)				(350,900,000)
	Other Assets Less Liabilities – 2.9%				20,953,240
	Net Assets Applicable to Common Shares – 100%				$725,326,056

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(7)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 33.2%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
 See accompanying notes to financial statements.

Nuveen	95

NPM
Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 146.5% (100.0% of Total Investments)
	Alabama – 2.7% (1.8% of Total Investments)
$6,995	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2 5, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	$7,158,893
12,000	Birmingham Waterworks and Sewer Board, Alabama, Water and Sewer Revenue Bonds, Series 2007A, 4.500%, 1/01/39 – BHAC Insured (UB)	1/17 at 100.00	AA+	12,264,960
8,500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	10,871,075
27,495	Total Alabama			30,294,928
	Alaska – 0.1% (0.1% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	7/16 at 100.00	B3	951,120
	Arizona – 1.4% (1.0% of Total Investments)
5,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B, 5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	6,832,250
7,550	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	9,439,991
12,550	Total Arizona			16,272,241
	California – 16.1% (11.0% of Total Investments)
3,765	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/53	4/23 at 100.00	AA–	4,427,791
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2014F-1, 5.000%, 4/01/54	4/24 at 100.00	AA	11,653,600
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	2,813,199
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	4,946,893
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	6,170,434
3,330	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2008A-2. RMKT, 5.250%, 11/15/40	11/21 at 100.00	AA	3,968,494
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	11,273,300
2,550	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	2,903,634
2,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,555,800
5,355	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 12.980%, 5/15/40 (IF)	5/18 at 100.00	AA–	7,590,016
	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,540	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,898,038
1,460	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	1,665,802
20,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	AA–	23,504,400
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/39 (5)	7/16 at 100.00	CCC	1,001,310
1,665	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38	8/23 at 100.00	Aa1	1,984,613

96	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/23 – AMBAC Insured	7/16 at 100.00	A	$2,509,275
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,840	5.750%, 1/15/46	1/24 at 100.00	BBB–	2,166,526
3,840	6.000%, 1/15/49	1/24 at 100.00	BBB–	4,572,250
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM) (6)	No Opt. Call	Aaa	28,296,600
1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/16 at 100.00	A	1,404,958
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
5,910	4.500%, 6/01/27	6/17 at 100.00	B+	6,006,629
1,345	5.000%, 6/01/33	6/17 at 100.00	B–	1,346,506
1,000	5.750%, 6/01/47	6/17 at 100.00	B–	1,002,920
3,850	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40 (Pre-refunded 7/15/21)	7/21 at 100.00	Aaa	4,847,766
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA+	11,432,400
3,775	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)	8/35 at 100.00	AA	2,964,055
	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,420	5.000%, 9/01/25	9/17 at 100.00	N/R	1,451,013
435	5.100%, 9/01/30	9/17 at 100.00	N/R	444,379
370	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	432,216
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
4,020	5.000%, 1/15/44	1/25 at 100.00	BBB–	4,462,803
12,415	5.000%, 1/15/50	1/25 at 100.00	BBB–	13,674,874
6,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	7/16 at 100.00	AA–	6,024,420
171,030	Total California			182,396,914
	Colorado – 5.3% (3.6% of Total Investments)
1,250	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.375%, 12/01/33	12/23 at 100.00	BBB	1,453,338
115	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	121,975
	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
450	5.250%, 6/01/23	6/16 at 100.00	BBB+	451,634
175	5.000%, 6/01/29	6/16 at 100.00	BBB+	175,494
	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
1,295	5.250%, 6/01/23 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	1,300,465
300	5.000%, 6/01/29 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	301,200
11,140	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/37	11/22 at 100.00	A+	13,154,335
4,840	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	5,548,963
6,925	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.125%, 12/01/25 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	7,052,420

Nuveen	97

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$11,030	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	BBB	$12,482,761
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	724,141
400	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	463,680
14,500	University of Colorado, Enterprise System Revenue Bonds, Series 2014A, 5.000%, 6/01/46	6/24 at 100.00	AA+	16,977,470
53,050	Total Colorado			60,207,876
	Delaware – 1.0% (0.7% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc., Series 2010A, 5.000%, 10/01/40 – NPFG Insured	10/20 at 100.00	AA+	1,124,540
9,070	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015, 5.000%, 6/01/55	6/25 at 100.00	AA–	10,379,255
10,070	Total Delaware			11,503,795
	District of Columbia – 0.8% (0.5% of Total Investments)
5,000	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured (7)	4/21 at 100.00	A	4,876,250
4,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	AA+	4,058,600
9,000	Total District of Columbia			8,934,850
	Florida – 16.0% (10.9% of Total Investments)
255	Bradford County Health Facility Authority, Florida, Revenue Refunding Bonds, Santa Fe Healthcare Inc., Series 1993, 6.050%, 11/15/16 (ETM)	No Opt. Call	AA+ (4)	261,385
520	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Emerald Palms Apartments, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)	5/16 at 100.00	Aaa	521,534
2,000	Broward County, Florida, Water and Sewer System Revenue Bonds, Series 2009A, 5.250%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	AA+ (4)	2,214,840
	Cape Coral, Florida, Water and Sewer Revenue Bonds, Series 2006:
35	5.000%, 10/01/36 (Pre-refunded 10/01/16) – AMBAC Insured	10/16 at 100.00	AA (4)	35,638
615	5.000%, 10/01/36 (Pre-refunded 10/01/16) – AMBAC Insured	10/16 at 100.00	AA (4)	626,205
3,010	Cocoa, Florida, Water and Sewerage System Revenue Bonds, Refunding Series 2003, 5.500%, 10/01/23 – AMBAC Insured	No Opt. Call	AA	3,556,405
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	AA–	784,462
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	AA–	1,151,096
110	Florida Municipal Loan Council, Revenue Bonds, Series 2003A, 5.000%, 5/01/22 – NPFG Insured	No Opt. Call	AA–	110,416
14,985	Florida State Board of Education, State University System Revenue Bonds, Series 2006A, 5.000%, 7/01/30 – NPFG Insured (UB)	7/16 at 100.00	AA	15,095,140
1,500	Florida Water Pollution Control Financing Corporation, Revolving Fund Revenue Bonds, Series 2009A, 5.000%, 1/15/29	1/19 at 100.00	AAA	1,657,800
	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006:
1,720	5.500%, 6/01/38 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AA (4)	1,885,223
4,755	5.375%, 6/01/46 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	4,775,637
1,925	5.375%, 6/01/46 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	1,933,451
5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	5,058,850
3,500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	AA–	3,606,505

98	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$8,430	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	$9,701,834
7,390	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/45	4/25 at 100.00	A–	8,551,782
1,970	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006B, 5.000%, 11/01/31 (Pre-refunded 11/01/16) – AMBAC Insured	11/16 at 100.00	A1 (4)	2,014,207
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41	10/19 at 100.00	A	5,629,900
4,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1, 5.625%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (4)	4,396,480
11,300	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA	12,202,644
115	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	140,464
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA– (4)	3,163,080
6,090	Palm Beach County School Board, Florida, Certificates of Participation, Tender Option Bond Trust 2089, 12.537%, 8/01/26 (Pre-refunded 8/01/16) – AGM Insured (IF)	8/16 at 100.00	AA (4)	6,461,551
4,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, FPL Reclaimed Water Project, Series 2009, 5.250%, 10/01/33	10/19 at 100.00	AAA	4,516,720
	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A:
6,125	5.000%, 10/01/36 (Pre-refunded 10/01/16)	10/16 at 100.00	Aaa	6,241,743
10,375	5.000%, 10/01/36 (Pre-refunded 10/01/16)	10/16 at 100.00	AAA	10,571,399
10,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/31 (Pre-refunded 10/01/16) (UB)	10/16 at 100.00	AAA	10,190,600
1,795	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,878,988
1,635	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.000%, 5/01/30 – RAAI Insured	5/18 at 100.00	AA	1,704,994
3,225	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2 (4)	3,525,635
20,000	South Florida Water Management District, Certificates of Participation, Series 2006, 5.000%, 10/01/36 (Pre-refunded 10/01/16) – AMBAC Insured	10/16 at 100.00	AA (4)	20,379,400
2,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (6)	8/17 at 100.00	AA–	2,547,603
5,000	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/36 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A (4)	5,020,300
5,000	Tampa Bay, Florida, Regional Water Supply Authority Utility System Revenue Bonds, Series 2008, 5.000%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	AA+ (4)	5,508,450
	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose Bonds, Stadium Project, Series 1995:
1,140	5.750%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	1,247,696
2,785	5.750%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	3,385,195
7,400	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/45	6/25 at 100.00	A–	8,349,716
170,790	Total Florida			180,604,968
	Georgia – 2.9% (2.0% of Total Investments)
7,230	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/42	1/22 at 100.00	AA–	8,180,094
12,590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA–	15,222,191

Nuveen	99

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$7,905	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A+	$8,969,804
27,725	Total Georgia			32,372,089
	Guam – 0.3% (0.2% of Total Investments)
2,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,365,194
395	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	465,346
2,425	Total Guam			2,830,540
	Hawaii – 0.4% (0.3% of Total Investments)
150	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	170,904
4,225	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A, 4.000%, 7/01/40	7/25 at 100.00	AA–	4,522,905
4,375	Total Hawaii			4,693,809
	Idaho – 0.3% (0.2% of Total Investments)
2,810	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood Terrace Project, Series 2002A-1, 7.250%, 3/20/37	7/16 at 100.00	A1	2,846,783
1,000	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/30	9/16 at 100.00	BB+	1,004,570
3,810	Total Idaho			3,851,353
	Illinois – 18.9% (12.9% of Total Investments)
4,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B+	3,801,400
5,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	4,192,850
5,785	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	6,325,377
2,575	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	2,873,880
22,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/25 – FGIC Insured	No Opt. Call	AA–	15,107,515
5,000	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AA	5,253,800
4,865	Cook County Community Consolidated School District 15, Palatine, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Aa2 (4)	4,413,382
2,575	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured	No Opt. Call	A3	2,245,271
3,615	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	3,413,138
3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	3,916,010
3,215	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36	11/23 at 100.00	A2	3,629,414
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
7,750	5.000%, 9/01/39	9/24 at 100.00	BBB	8,658,378
1,000	5.000%, 9/01/42	9/24 at 100.00	BBB	1,114,900
1,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076, 16.787%, 8/15/20 (IF)	No Opt. Call	AA+	1,630,640

100	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$8,540	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	$9,784,278
1,170	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	7/16 at 100.00	Aa3	1,174,294
4,485	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	Baa2	5,356,166
3,230	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	3,623,672
4,480	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA	5,336,128
6,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	6,703,620
3,540	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,586,232
2,010	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System, Series 1993C, 6.000%, 4/01/18	No Opt. Call	Aa2	2,140,047
5,000	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/39	2/24 at 100.00	A–	5,282,450
10,000	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/21 – AGM Insured	1/20 at 100.00	AA	11,008,300
2,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A–	2,091,000
495	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	541,515
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
8,000	5.000%, 1/01/38	1/24 at 100.00	AA–	9,261,040
6,500	5.000%, 1/01/39	1/24 at 100.00	AA–	7,514,910
4,315	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/40	1/26 at 100.00	AA–	5,058,431
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 16.708%, 1/01/21 (IF)	No Opt. Call	AA–	1,734,840
11,050	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%, 11/01/26 – FGIC Insured	No Opt. Call	AA–	13,319,670
	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation Refunding Bonds, Series 2001B:
3,230	0.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	3,024,701
1,740	0.000%, 11/01/21 – AGM Insured	No Opt. Call	A2	1,518,341
4,020	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Refunding Seroes 2002, 5.250%, 12/01/20 – AGM Insured (UB)	No Opt. Call	AAA	4,762,172
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
855	5.250%, 1/01/25 (8)	7/16 at 100.00	D	262,836
1,750	5.250%, 1/01/30 (8)	7/16 at 100.00	D	537,968
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured	No Opt. Call	A3	15,382,454
2,910	McHenry County Community High School District 154, Marengo, Illinois, Capital Appreciation School Bonds, Series 2001, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	Aa2	2,633,899
15,585	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB+	16,673,612
8,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/26 – NPFG Insured (7)	6/22 at 101.00	AA–	8,720,640
210,615	Total Illinois			213,609,171
	Indiana – 3.7% (2.5% of Total Investments)
6,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/44	10/24 at 100.00	A2	6,777,480

Nuveen	101

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)
$3,880	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	$4,345,406
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	2,799,275
1,925	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	2,253,675
13,215	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	AA	15,275,219
3,200	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/42	7/26 at 100.00	A+	3,757,376
4,300	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	4,622,414
1,595	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	1,973,733
36,615	Total Indiana			41,804,578
	Iowa – 1.1% (0.8% of Total Investments)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
1,000	5.000%, 12/01/19	No Opt. Call	BB–	1,034,610
1,210	5.250%, 12/01/25	12/23 at 100.00	BB–	1,306,473
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,625	5.375%, 6/01/38	7/16 at 100.00	B+	1,624,854
8,365	5.500%, 6/01/42	7/16 at 100.00	B+	8,364,414
90	5.625%, 6/01/46	7/16 at 100.00	B+	89,994
12,290	Total Iowa			12,420,345
	Kansas – 0.0% (0.0% of Total Investments)
55	Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1994A-1, 7.900%, 5/01/24 (Alternative Minimum Tax)	No Opt. Call	Aaa	55,544
	Kentucky – 1.8% (1.2% of Total Investments)
4,300	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	4,976,261
2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	A+	2,157,280
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
2,425	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	1,953,289
4,180	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	3,364,607
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
1,505	5.750%, 7/01/49	7/23 at 100.00	Baa3	1,732,481
210	6.000%, 7/01/53	7/23 at 100.00	Baa3	245,637
4,630	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/31	6/21 at 100.00	Aa3	5,330,334
19,250	Total Kentucky			19,759,889
	Louisiana – 3.3% (2.3% of Total Investments)
3,520	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	3,938,211
4,350	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/22 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	4,367,748
1,960	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A–	2,034,676
102	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$745	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	$783,114
5,750	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	A–	6,931,625
6,720	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	7,627,670
3,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	3,384,300
6,280	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	7,156,625
1,355	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	BBB+	1,568,331
33,680	Total Louisiana			37,792,300
	Maryland – 0.4% (0.3% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,885,795
1,205	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland College Park Projects, Refunding Series 2006, 5.000%, 6/01/28 (Pre-refunded 6/01/16) – CIFG Insured	6/16 at 100.00	AA (4)	1,209,880
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BBB	1,175,270
4,070	Total Maryland			4,270,945
	Massachusetts – 2.6% (1.8% of Total Investments)
8,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	9,103,169
930	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	No Opt. Call	BBB	1,050,668
2,700	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	3,145,257
1,800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	BBB–	2,015,514
900	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	1,009,746
3,795	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+	3,907,484
8,050	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	9,308,054
26,300	Total Massachusetts			29,539,892
	Michigan – 5.4% (3.7% of Total Investments)
3,055	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	3,403,117
7,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.250%, 11/01/35	11/20 at 100.00	AA	7,625,240
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	6,998,099
7,955	0.000%, 12/01/22	No Opt. Call	AAA	7,116,145
8,260	0.000%, 12/01/23	No Opt. Call	AAA	7,208,832
8,575	0.000%, 12/01/24	No Opt. Call	AAA	7,298,182
1,200	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	7/16 at 100.00	BB	1,203,336
9,965	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA–	11,217,899
35	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	42,337

Nuveen	103

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$6,345	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	$7,220,547
1,225	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	1,258,259
275	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	282,156
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35 (Pre-refunded 6/01/16)	6/16 at 100.00	AA– (4)	341,476
61,890	Total Michigan			61,215,625
	Minnesota – 0.4% (0.3% of Total Investments)
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
265	5.250%, 11/15/35	11/20 at 100.00	BBB–	295,215
1,500	5.000%, 11/15/40	11/25 at 100.00	BBB–	1,729,200
2,085	5.000%, 11/15/44	11/25 at 100.00	BBB–	2,396,165
3,850	Total Minnesota			4,420,580
	Missouri – 0.6% (0.4% of Total Investments)
640	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 6.000%, 6/01/20	No Opt. Call	A	693,094
5,820	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	6,514,617
6,460	Total Missouri			7,207,711
	Nebraska – 2.1% (1.4% of Total Investments)
4,000	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/37	9/22 at 100.00	AA	4,742,360
5,130	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43 (Pre-refunded 2/01/17)	2/17 at 100.00	AA (4)	5,302,009
10,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	AA	11,546,500
1,050	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 2016-XF2219, 19.191%, 8/01/40 (Pre-refunded 2/01/17) – BHAC Insured (IF)	2/17 at 100.00	AA+ (4)	1,702,827
20,180	Total Nebraska			23,293,696
	Nevada – 7.0% (4.8% of Total Investments)
12,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	13,936,680
	Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2009:
3,520	5.000%, 6/01/27	6/19 at 100.00	Aa1	3,939,478
3,695	5.000%, 6/01/28	6/19 at 100.00	Aa1	4,135,333
3,880	5.000%, 6/01/29	6/19 at 100.00	Aa1	4,321,078
	Clark County, Nevada, General Obligation Bonds, Transportation, Refunding Series 2010B:
4,915	5.000%, 7/01/25	1/20 at 100.00	Aa1	5,549,871
4,160	5.000%, 7/01/26	1/20 at 100.00	Aa1	4,695,766
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Tender Option Bond Trust 2015-XF0233:
1,000	16.943%, 6/01/39 (IF)	12/24 at 100.00	Aa1	1,758,320
1,250	16.843%, 6/01/39 (IF)	12/24 at 100.00	Aa1	2,197,900
1,250	16.843%, 6/01/39 (IF)	12/24 at 100.00	Aa1	2,197,900
2,500	16.843%, 6/01/39 (IF)	12/24 at 100.00	Aa1	4,395,800
3,995	16.833%, 6/01/39 (IF)	12/24 at 100.00	Aa1	7,022,571
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	Aa1	11,499,400

104	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$3,150	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	Aa1	$3,642,219
8,540	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	9,810,923
63,855	Total Nevada			79,103,239
	New Jersey – 3.8% (2.6% of Total Investments)
515	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	574,529
520	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	557,211
16,495	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A–	7,254,006
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	3,806,990
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	5,617,050
5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009H, 5.000%, 1/01/36	1/19 at 100.00	A+	5,481,450
985	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 16.075%, 1/01/43 (IF) (6)	7/22 at 100.00	A+	1,587,505
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
12,615	5.000%, 6/01/29	6/17 at 100.00	B	12,620,677
6,125	4.750%, 6/01/34	6/17 at 100.00	B–	5,784,205
50,680	Total New Jersey			43,283,623
	New York – 7.9% (5.4% of Total Investments)
5,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/28 – FGIC Insured	6/16 at 100.00	AA–	5,018,450
6,235	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/50	7/25 at 100.00	A–	7,094,183
4,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	AA–	4,684,240
2,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,471,133
5,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	5,122,400
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (4)	5,075,000
15,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	17,443,369
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	AA–	1,152,550
2,100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	2,467,248
7,225	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46	6/23 at 100.00	AA+	8,510,905
10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	7/16 at 100.00	AA	10,043
5,785	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	6,287,369
1,440	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/43 (Alternative Minimum Tax)	12/23 at 100.00	AA–	1,628,914
3,925	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	4,653,009

Nuveen	105

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,060	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	$1,246,634
9,950	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Bonds, Tender Option Bond Trust 2012-10W, 7.024%, 11/15/21 (IF) (6)	No Opt. Call	AA–	13,019,774
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
5,180	0.000%, 11/15/31	No Opt. Call	A+	3,356,277
700	0.000%, 11/15/32	No Opt. Call	A+	439,453
80,810	Total New York			89,680,951
	North Carolina – 0.3% (0.2% of Total Investments)
1,775	Charlotte-Mecklenburg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Tender Option Bond Trust 2016-XG0005, 14.510%, 1/15/34 (IF) (6)	1/18 at 100.00	AA–	2,009,176
1,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	1,138,150
2,775	Total North Carolina			3,147,326
	Ohio – 8.2% (5.6% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,545	5.125%, 6/01/24	6/17 at 100.00	B–	3,427,767
900	5.875%, 6/01/30	6/17 at 100.00	B–	879,408
12,590	5.750%, 6/01/34	6/17 at 100.00	B–	12,071,922
1,375	5.875%, 6/01/47	6/17 at 100.00	B–	1,339,690
11,335	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds, School Improvement Series 2014, 5.000%, 12/01/51	6/23 at 100.00	AA	12,826,459
6,345	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	7,133,430
10,000	Greene County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Series 2009, 5.500%, 4/01/39	4/19 at 100.00	A+	11,047,000
14,850	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (UB) (6)	1/23 at 100.00	AA	17,019,734
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
1,050	16.139%, 1/01/38 (IF) (6)	1/23 at 100.00	AA	1,663,662
875	16.139%, 1/01/38 (IF) (6)	1/23 at 100.00	AA	1,386,385
10,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2014, 5.000%, 11/15/49	11/24 at 100.00	AA+	11,758,100
7,140	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	8,103,686
3,590	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36 (7)	2/31 at 100.00	A+	3,403,571
83,595	Total Ohio			92,060,814
	Oklahoma – 2.4% (1.6% of Total Investments)
750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	756,825
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
2,600	5.000%, 2/15/37	2/17 at 100.00	AA	2,676,570
990	5.000%, 2/15/42	2/17 at 100.00	AA	1,018,116
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
140	5.000%, 2/15/37 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	144,896
30	5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	31,049
9,435	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	AA–	9,626,625

106	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A:
$3,150	5.625%, 6/01/38 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	$3,585,992
3,000	5.625%, 6/01/43 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,395,040
5,460	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB) (6)	12/16 at 100.00	AA+	5,612,716
99	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 2016-XF0390, 8.185%, 12/15/36 (IF) (6)	12/16 at 100.00	AA+	104,034
25,654	Total Oklahoma			26,951,863
	Oregon – 0.9% (0.6% of Total Investments)
8,890	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	10,666,311
	Pennsylvania – 3.6% (2.4% of Total Investments)
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	502,830
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured	No Opt. Call	A1	1,348,526
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
4,480	0.000%, 12/01/31	No Opt. Call	A	2,666,989
5,180	0.000%, 12/01/32	No Opt. Call	A	2,973,113
4,935	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	5,673,276
50	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	AA–	51,162
265	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	279,154
1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/32	11/22 at 100.00	Baa3	1,701,921
5,850	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	5,944,244
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (7)	12/27 at 100.00	A–	18,133,800
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	1,054,284
40,060	Total Pennsylvania			40,329,299
	South Carolina – 2.0% (1.3% of Total Investments)
3,315	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	3,834,328
10,330	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	12,147,977
5,210	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55	12/25 at 100.00	AA–	6,118,728
18,855	Total South Carolina			22,101,033
	South Dakota – 0.3% (0.2% of Total Investments)
1,510	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	1,727,304
1,805	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	2,079,865
3,315	Total South Dakota			3,807,169

Nuveen	107

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 0.7% (0.5% of Total Investments)
$3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	$3,222,528
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
3,640	5.000%, 7/01/40	7/26 at 100.00	A3	4,244,458
390	5.000%, 7/01/46	7/26 at 100.00	A3	451,074
7,230	Total Tennessee			7,918,060
	Texas – 14.1% (9.7% of Total Investments)
3,460	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/44 (Alternative Minimum Tax)	11/24 at 100.00	A1	3,889,317
14,615	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (6)	11/25 at 100.00	AA–	17,078,066
5,835	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2006F, 4.250%, 8/15/36	2/17 at 100.00	AAA	5,975,740
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (9)	9/16 at 100.00	C	114,975
1,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	1,045,830
965	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	BBB+	1,072,250
5,240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	6,269,870
3,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	BBB+	3,720,015
4,650	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	5,215,440
6,340	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	7,157,480
11,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2012H, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	12,226,830
3,875	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 16.948%, 4/01/53 (IF)	10/23 at 100.00	AA+	5,902,206
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:		AA+
580	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	197,113
1,160	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	374,947
1,135	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	347,253
3,390	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	988,965
5,060	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	1,399,798
435	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	485,921
6,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	6,966,660
10,850	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	8,139,453
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	3,361,980
4,715	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A, 5.000%, 5/15/39	No Opt. Call	A	5,363,925
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
1,880	0.000%, 9/01/43 (7)	9/31 at 100.00	AA+	1,925,026
7,990	0.000%, 9/01/45 (7)	9/31 at 100.00	AA+	8,814,168
3,380	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	3,659,391

108	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,140	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/35	1/25 at 100.00	A2	$2,501,981
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (9)	7/16 at 100.00	C	22,500
3,170	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA–	3,616,304
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/43	8/23 at 100.00	AA–	4,582,480
7,100	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000, 2/15/36 (UB)	2/17 at 100.00	AA	7,302,208
1,100	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/30	No Opt. Call	A3	1,246,135
1,465	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	1,816,760
3,755	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 12.980%, 4/01/28 (IF)	4/17 at 100.00	AAA	5,453,574
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,714,300
3,080	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	3,580,808
10,830	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	12,231,402
157,555	Total Texas			159,761,071
	Utah – 0.6% (0.4% of Total Investments)
6,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,931,440
	Virginia – 0.6% (0.4% of Total Investments)
4,535	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	4,956,256
1,250	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,367,850
5,785	Total Virginia			6,324,106
	Washington – 4.7% (3.2% of Total Investments)
10,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	11,454,500
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42 (Pre-refunded 1/01/19)	1/19 at 100.00	AA+ (4)	2,794,575
1,250	Seattle Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/23 at 100.00	AA	1,336,988
12,515	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2013A, 5.000%, 12/01/38	6/23 at 100.00	A+	13,899,785
3,410	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,839,353
4,415	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	5,298,706
1,885	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	Aa2	2,187,524
4,940	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	5,549,942

Nuveen	109

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	$5,791,400
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/04/17)	12/17 at 100.00	N/R (4)	1,077,030
46,915	Total Washington			53,229,803
	Wisconsin – 1.6% (1.1% of Total Investments)
470	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	502,909
1,240	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A2	1,389,742
6,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A2	7,883,932
365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB–	365,923
2,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	3,286,167
4,530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	4,593,148
16,335	Total Wisconsin			18,021,821
	Wyoming – 0.2% (0.1% of Total Investments)
2,250	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	7/16 at 100.00	BBB	2,258,325
$1,549,469	Total Municipal Bonds (cost $1,491,224,117)			1,655,881,013

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$23	Las Vegas Monorail Company, Senior Interest Bonds (10), (11)	5.500%	7/15/19	N/R	$678
6	Las Vegas Monorail Company, Senior Interest Bonds (10), (11)	5.500%	7/15/55	N/R	180
$29	Total Corporate Bonds (cost $2,562)				858
	Total Long-Term Investments (cost $1,491,226,679)				1,655,881,871
	Floating Rate Obligations – (6.0)%				(67,549,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (43.3)% (12)				(489,500,000)
	Other Assets Less Liabilities – 2.8% (13)				31,159,834
	Net Assets Applicable to Common Shares – 100%				$1,129,992,705

110	Nuveen

Investments in Derivatives as of April 30, 2016
Interest Rate Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (14)	Date	(Depreciation	)
JPMorgan Chase	$50,900,000	Receive	Weekly USD-	1.544%		Quarterly	4/13/17	4/13/27	$(532,135)
Bank, N.A.			SIFMA

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(5)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(8)
On May 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.250% to 2.100%.

(9)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(10)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(12)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 29.6%.
(13)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives ("OTC") as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

USD-SIFMA	United States Dollar-Securities Industry and Financial Market Association.
 See accompanying notes to financial statements.

Nuveen	111

NEA
Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 142.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 142.4% (100.0% of Total Investments)
	Alabama – 1.8% (1.2% of Total Investments)
$1,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$1,024,100
4,250	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	A–	4,903,820
	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 – NPFG Insured	7/16 at 100.00	AA–	1,395,753
1,040	5.000%, 4/01/23 – NPFG Insured	7/16 at 100.00	AA–	1,040,426
6,500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	8,313,175
4,900	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	4,961,103
19,085	Total Alabama			21,638,377
	Alaska – 0.2% (0.1% of Total Investments)
2,540	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	7/16 at 100.00	B3	2,415,845
	Arizona – 3.7% (2.6% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A3	1,623,126
	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	3,131,044
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	3,884,825
7,500	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA	8,394,375
7,115	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015B, 5.000%, 7/01/43 – AGM Insured	7/25 at 100.00	AA	8,329,246
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
6,545	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	8,846,877
5,000	5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	6,832,250
3,770	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	4,713,744
37,690	Total Arizona			45,755,487
	California – 15.7% (11.0% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series 1999A, 0.000%, 10/01/32 – NPFG Insured	No Opt. Call	AA–	13,141,814
2,735	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/53	4/23 at 100.00	AA–	3,216,469
	Burbank Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2015A:
2,250	0.000%, 8/01/32	2/25 at 100.00	Aa2	1,846,688
1,350	0.000%, 8/01/33	2/25 at 100.00	Aa2	1,101,384
3,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2012A, 5.000%, 8/15/51 (UB) (4)	8/22 at 100.00	AA	3,381,990
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	619,899
1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series 2012A, 5.000%, 11/15/40	11/21 at 100.00	AA	1,939,499

112	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
$1,285	8.926%, 2/15/20 (IF) (4)	No Opt. Call	AA	$1,583,942
525	8.926%, 2/15/20 (IF) (4)	No Opt. Call	AA	647,136
485	8.919%, 2/15/20 (IF) (4)	No Opt. Call	AA	597,729
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	7/16 at 100.00	AA–	5,018
10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	11,993,800
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,895	5.500%, 7/01/30 (6)	7/16 at 100.00	CCC	3,894,727
5,000	5.500%, 7/01/35 (6)	7/16 at 100.00	CCC	5,006,550
5,000	5.250%, 7/01/39 (6)	7/16 at 100.00	CCC	5,006,550
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – NPFG Insured (ETM)	No Opt. Call	AA+ (5)	4,073,839
1,665	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38	8/23 at 100.00	Aa1	1,984,613
7,775	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured	No Opt. Call	AA	4,060,960
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,510	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,777,965
4,510	6.000%, 1/15/49	1/24 at 100.00	BBB–	5,370,012
1,735	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/16 at 100.00	A	1,760,001
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
8,180	4.500%, 6/01/27	6/17 at 100.00	B+	8,313,743
3,990	5.000%, 6/01/33	6/17 at 100.00	B–	3,994,469
250	5.125%, 6/01/47	6/17 at 100.00	B–	245,638
3,040	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	2,635,102
995	La Verne-Grand Terrace Housing Finance Agency, California, Single Family Residential Mortgage Revenue Bonds, Series 1984A, 10.250%, 7/01/17 (ETM)	No Opt. Call	Aaa	1,056,760
4,000	Los Angeles Unified School District, California, General Obligation Bonds, Election of 2004, Series 2006F, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (5)	4,031,640
3,545	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)	8/35 at 100.00	AA	2,783,463
3,515	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 5.875%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	4,422,327
5,000	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	6,243,050
	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B:
1,745	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	2,307,012
1,490	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	Aa1 (5)	1,949,531
6,115	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM) (4)	No Opt. Call	Aaa	7,578,014
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/28	No Opt. Call	AA	1,255,050
1,000	Rim of the World Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011C, 5.000%, 8/01/38 – AGM Insured	8/21 at 100.00	AA	1,146,510
390	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	455,579

Nuveen	113

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,735	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	$7,030,766
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	2,779,740
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43	5/23 at 100.00	A+	4,619,520
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
6,575	5.000%, 1/15/44	1/25 at 100.00	BBB–	7,299,236
20,310	5.000%, 1/15/50	1/25 at 100.00	BBB–	22,371,057
4,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	7/16 at 100.00	AA–	4,016,280
12,580	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	12,866,447
4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AAA	4,161,906
3,900	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 – AGM Insured	8/21 at 100.00	AA	4,805,229
191,480	Total California			191,378,654
	Colorado – 5.4% (3.8% of Total Investments)
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,677,100
7,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2016-XG0007, 14.531%, 10/01/41 – AGM Insured (Pre-refunded 4/29/18) (IF) (4)	4/18 at 100.00	AA (5)	9,680,250
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children's Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36	12/23 at 100.00	A+	5,668,650
425	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	500,055
4,835	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	5,543,231
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
35,395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	22,383,088
70	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	39,382
2,900	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	1,558,489
6,705	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	BBB	7,588,116
2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (5)	3,224,945
4,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	AA–	4,520,280
74,470	Total Colorado			66,383,586
	Connecticut – 0.9% (0.6% of Total Investments)
2,200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2016Q-1, 5.000%, 7/01/46	7/26 at 100.00	A–	2,566,388
7,190	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 5.000%, 7/01/45	7/25 at 100.00	A–	8,248,368
9,390	Total Connecticut			10,814,756

114	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Delaware – 0.3% (0.2% of Total Investments)
$3,250	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	BBB	$3,529,858
	District of Columbia – 1.5% (1.1% of Total Investments)
1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BB+	1,254,088
10,150	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured (7)	4/21 at 100.00	A	9,898,788
7,200	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	AA+	7,305,480
18,600	Total District of Columbia			18,458,356
	Florida – 10.5% (7.4% of Total Investments)
1,000	Bay County, Florida, Water System Revenue Bonds, Refunding Series 2005, 5.000%, 9/01/25 – AMBAC Insured	7/16 at 100.00	Aa3	1,003,920
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	12,758,130
2,830	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	3,275,414
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
1,500	5.000%, 11/01/27 (Pre-refunded 11/01/17)- AGM Insured (UB)	11/17 at 100.00	AA (5)	1,597,005
3,000	5.000%, 11/01/32 (Pre-refunded 11/01/17)- AGM Insured (UB)	11/17 at 100.00	AA (5)	3,194,010
3,570	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013, 6.125%, 11/01/43	11/23 at 100.00	BBB–	4,015,215
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A:
8,555	6.000%, 4/01/42	4/23 at 100.00	A–	10,207,227
4,280	5.625%, 4/01/43	4/23 at 100.00	A–	4,971,648
2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2929, 16.241%, 12/01/16 – AGC Insured (IF) (4)	No Opt. Call	AAA	3,434,100
5,000	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Refunding Series 2008A, 5.000%, 7/01/35	No Opt. Call	AA	5,277,900
350	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.500%, 6/01/38 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AA (5)	383,621
	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B:
5,730	5.000%, 10/01/40	10/24 at 100.00	A+	6,627,948
7,155	5.000%, 10/01/44	10/24 at 100.00	A+	8,253,149
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A+	470,660
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/24	11/21 at 100.00	A2	1,784,164
500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	AA–	515,215
7,475	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	8,602,753
1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A, 6.000%, 2/01/30 – AGM Insured	2/21 at 100.00	AA	1,429,584

Nuveen	115

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	AA	$11,399,400
6,350	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006A, 5.000%, 11/01/31 (Pre-refunded 11/01/16) – AGM Insured	11/16 at 100.00	AA+ (5)	6,492,494
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA	4,537,600
1,850	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,139,433
5,770	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	6,661,580
750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	811,560
140	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	171,000
895	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	936,877
480	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA	525,749
1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	AA	1,324,776
9,720	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A	11,071,760
1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA	1,745,190
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2015B, 5.000%, 10/15/45	4/25 at 100.00	A–	2,237,180
112,230	Total Florida			127,856,262
	Georgia – 2.6% (1.8% of Total Investments)
6,950	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	7,797,275
3,050	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	3,444,853
1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	1,679,919
1,410	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 (Pre-refunded 10/01/16) – AGM Insured	10/16 at 100.00	AA (5)	1,436,748
3,055	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	AAA	3,283,117
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%, 2/01/27 – BHAC Insured	No Opt. Call	AA+	1,756,431
8,230	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2015, 5.000%, 10/01/40	10/25 at 100.00	Baa2	9,227,394
2,615	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,920,615
28,195	Total Georgia			31,546,352
	Guam – 0.2% (0.1% of Total Investments)
2,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,365,194
	Hawaii – 0.0% (0.0% of Total Investments)
125	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	142,420

116	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 0.2% (0.1% of Total Investments)
$2,110	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A–	$2,334,926
	Illinois – 15.5% (10.9% of Total Investments)
4,000	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	AA–	2,112,640
3,450	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B+	3,278,708
3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA	3,933,895
9,285	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	No Opt. Call	AA	10,547,481
13,100	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA	14,713,658
4,735	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	AA	5,266,220
13,720	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3	13,572,510
8,140	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	Aa3 (5)	8,104,835
2,050	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36	11/23 at 100.00	A2	2,314,245
5,020	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	5,628,223
4,200	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	BBB	4,566,366
10,030	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB	11,182,447
2,910	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa1	3,141,782
1,145	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	1,381,946
3,560	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA	4,240,316
1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,134,230
9,510	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	10,625,238
2,670	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A, 6.250%, 4/01/18 – AGM Insured (ETM)	No Opt. Call	AA (5)	2,869,129
6,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 (Pre-refunded 2/01/17) – FGIC Insured	2/17 at 100.00	AA– (5)	6,717,945
	Illinois State, General Obligation Bonds, May Series 2014:
1,700	5.000%, 5/01/36	5/24 at 100.00	A–	1,811,877
5,420	5.000%, 5/01/39	5/24 at 100.00	A–	5,734,848
	Illinois State, General Obligation Bonds, Series 2012A:
2,500	5.000%, 3/01/25	3/22 at 100.00	A–	2,737,650
4,500	5.000%, 3/01/27	3/22 at 100.00	A–	4,863,015
1,125	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	1,230,716
10,040	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	11,744,591
4,575	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/40	1/26 at 100.00	AA–	5,363,227

Nuveen	117

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A2	$5,604,950
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
33,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AA	9,381,570
5,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AA	1,357,400
5,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	4,239,612
5,725	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/27 – NPFG Insured (7)	6/22 at 101.00	AA–	6,194,164
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2012B, 5.000%, 6/15/52 (UB) (4)	6/22 at 100.00	BBB	5,302,400
4,125	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.625%, 11/01/48	11/23 at 100.00	AA	5,693,036
1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.250%, 12/01/28 – AGM Insured	12/20 at 100.00	AA	2,295,262
203,140	Total Illinois			188,886,132
	Indiana – 4.7% (3.3% of Total Investments)
2,895	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	3,243,819
1,500	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	1,582,785
10,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009A, 5.250%, 12/01/38 (UB)	12/19 at 100.00	AA–	11,268,000
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA	5,720,350
3,075	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	3,600,026
5,400	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/42	7/26 at 100.00	A+	6,340,572
8,310	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA– (5)	8,555,145
9,255	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	7,599,558
3,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	3,369,450
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA	5,615,750
500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R	515,485
53,935	Total Indiana			57,410,940
	Iowa – 1.6% (1.2% of Total Investments)
4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	4,451,200
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
1,400	5.000%, 12/01/19	No Opt. Call	BB–	1,448,454
425	5.250%, 12/01/25	12/23 at 100.00	BB–	458,885
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
7,125	5.375%, 6/01/38	7/16 at 100.00	B+	7,124,359
185	5.625%, 6/01/46	7/16 at 100.00	B+	184,987

118	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$6,600	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	$6,616,896
19,735	Total Iowa			20,284,781
	Kansas – 0.2% (0.2% of Total Investments)
630	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/22 – AMBAC Insured	10/16 at 100.00	AA–	635,657
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,227,880
2,630	Total Kansas			2,863,537
	Kentucky – 1.3% (0.9% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	4,020,510
	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project Series 2007A:
1,100	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (5)	1,163,745
3,900	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (5)	4,126,005
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
2,575	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	2,074,111
4,430	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	3,565,840
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
1,150	5.750%, 7/01/49	7/23 at 100.00	Baa3	1,323,823
220	6.000%, 7/01/53	7/23 at 100.00	Baa3	257,334
19,385	Total Kentucky			16,531,368
	Louisiana – 2.9% (2.0% of Total Investments)
4,690	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	5,247,219
670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (5)	815,517
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin' Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA	5,735,900
6,870	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	7,797,931
2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	2,256,200
12,000	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015A, 5.000%, 1/01/45	1/25 at 100.00	A–	13,633,680
31,230	Total Louisiana			35,486,447
	Maine – 0.1% (0.1% of Total Investments)
1,010	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,107,667
	Maryland – 0.2% (0.2% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,885,795
1,200	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland College Park Projects, Refunding Series 2006, 5.000%, 6/01/28 (Pre-refunded 6/01/16) – CIFG Insured	6/16 at 100.00	AA (5)	1,204,860
3,065	Total Maryland			3,090,655

Nuveen	119

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 4.3% (3.0% of Total Investments)
$5,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	$6,248,550
1,430	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	1,437,651
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
8,800	5.000%, 1/01/45	1/25 at 100.00	BBB+	9,969,520
2,070	4.500%, 1/01/45	1/25 at 100.00	BBB+	2,218,792
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University, Series 2015:
1,380	5.000%, 9/01/40	9/25 at 100.00	BBB	1,561,249
1,545	5.000%, 9/01/45	9/25 at 100.00	BBB	1,737,368
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	3,938,220
3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 12.853%, 7/01/29 (IF)	7/19 at 101.00	AA	4,539,802
15	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 – AMBAC Insured	8/17 at 100.00	AA+	15,779
3,235	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	N/R (5)	3,417,810
3,335	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 2015-XF2187, 12.809%, 8/15/37 – AGM Insured (IF)	8/17 at 100.00	AA+	3,838,285
7,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 2016-XF2223, 9.046%, 2/15/20 (IF)	No Opt. Call	AA+	10,894,800
1,725	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (4)	2/17 at 100.00	AA+	1,776,129
500	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA	577,165
43,370	Total Massachusetts			52,171,120
	Michigan – 1.4% (1.0% of Total Investments)
1,220	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	1,359,019
10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A–	11,029,800
1,315	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	1,425,473
820	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	842,263
180	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (5)	184,684
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	2,209,400
15,535	Total Michigan			17,050,639
	Minnesota – 0.4% (0.3% of Total Investments)
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
285	5.250%, 11/15/35	11/20 at 100.00	BBB–	317,496
2,095	5.000%, 11/15/40	11/25 at 100.00	BBB–	2,415,116
2,230	5.000%, 11/15/44	11/25 at 100.00	BBB–	2,562,805
4,610	Total Minnesota			5,295,417

120	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 1.3% (0.9% of Total Investments)
$6,165	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	$6,900,793
7,085	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/40	6/26 at 100.00	A2	8,297,031
220	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	254,859
13,470	Total Missouri			15,452,683
	Nebraska – 1.0% (0.7% of Total Investments)
2,280	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	2,524,872
865	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 19.191%, 8/01/40 (Pre-refunded 2/01/17) – BHAC Insured (IF)	2/17 at 100.00	AA+ (5)	1,402,805
8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Series 2007A, 5.000%, 1/01/37 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	A2 (5)	8,186,400
11,145	Total Nebraska			12,114,077
	Nevada – 2.6% (1.8% of Total Investments)
2,600	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA	2,902,718
12,265	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	13,798,984
11,915	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2015, 5.000%, 6/01/39 (UB)	12/24 at 100.00	Aa1	14,173,846
950	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	Aa1	1,098,447
27,730	Total Nevada			31,973,995
	New Jersey – 6.3% (4.4% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
2,675	5.000%, 7/01/22 – NPFG Insured	7/16 at 100.00	AA–	2,705,789
4,445	5.000%, 7/01/23 – NPFG Insured	7/16 at 100.00	AA–	4,496,162
1,200	5.000%, 7/01/29 – NPFG Insured	7/16 at 100.00	AA–	1,205,292
720	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	850,882
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A–	3,282,000
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A–	10,877,750
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A–	4,120,200
10,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	12/17 at 100.00	AA	11,023,110
9,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A–	9,496,710
14,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	18,025,558
330	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 16.075%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	531,854

Nuveen	121

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$1,435	4.500%, 6/01/23	6/17 at 100.00	BB	$1,460,170
785	4.625%, 6/01/26	6/17 at 100.00	B+	791,249
3,300	4.750%, 6/01/34	6/17 at 100.00	B–	3,116,388
5,000	5.000%, 6/01/41	6/17 at 100.00	B–	4,757,650
93,390	Total New Jersey			76,740,764
	New Mexico – 0.2% (0.2% of Total Investments)
2,725	Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/21 – AGM Insured	5/19 at 100.00	AA	3,047,586
	New York – 7.1% (5.0% of Total Investments)
2,110	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	7/16 at 100.00	AA–	2,118,124
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	3,495,630
7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA	8,671,069
6,595	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/50	7/25 at 100.00	A–	7,503,791
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	AA–	3,730,464
1,300	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,529,749
8,150	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	8,349,512
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (5)	3,045,000
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,045	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	1,114,398
780	5.000%, 9/01/44	9/24 at 100.00	A–	902,405
2,830	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	3,162,355
6,135	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	6,667,763
10,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	12,729,600
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Tender Option Bond Trust 2012-9W, 12.997%, 6/15/26 (IF) (4)	6/22 at 100.00	AAA	6,726,350
60	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/16 at 100.00	AA	60,187
10,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2007B, 5.000%, 3/15/37 (Pre-refunded 3/15/17)	3/17 at 100.00	AAA	10,391,300
2,105	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph's Hospital Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	2,577,404
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
5,545	0.000%, 11/15/31	No Opt. Call	A+	3,592,772
405	0.000%, 11/15/32	No Opt. Call	A+	254,255
77,740	Total New York			86,622,128

122	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 2.1% (1.5% of Total Investments)
$3,555	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 12.869%, 7/01/38 (IF) (4)	7/20 at 100.00	AAA	$5,107,433
9,485	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015B 5.000%, 10/01/55 (UB) (4)	10/25 at 100.00	AA+	11,211,080
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	5,744,450
1,455	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	1,632,583
1,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	AA–	1,733,220
20,995	Total North Carolina			25,428,766
	North Dakota – 0.7% (0.5% of Total Investments)
5,080	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 4.500%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	6,003,138
1,015	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	1,117,342
1,420	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	994,057
7,515	Total North Dakota			8,114,537
	Ohio – 8.7% (6.1% of Total Investments)
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children's Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	353,738
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
650	5.000%, 5/01/33	5/22 at 100.00	AA–	742,040
860	4.000%, 5/01/33	5/22 at 100.00	AA–	913,260
800	5.000%, 5/01/42	5/22 at 100.00	AA–	894,320
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
25	5.375%, 6/01/24	6/17 at 100.00	B–	24,297
6,045	5.125%, 6/01/24	6/17 at 100.00	B–	5,845,092
710	5.875%, 6/01/30	6/17 at 100.00	B–	693,755
13,445	5.750%, 6/01/34	6/17 at 100.00	B–	12,891,738
1,485	5.875%, 6/01/47	6/17 at 100.00	B–	1,446,865
6,205	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds, School Improvement Series 2014, 5.000%, 12/01/51	6/23 at 100.00	AA	7,021,454
5,975	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	6,557,563
1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	1,624,084
7,775	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	7,844,353
4,605	Hamilton County, Ohio, Sales Tax Revenue Bonds, Series 2006A, 4.250% 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	A1	4,646,077
6,920	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	7,931,081
6,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,828,680
11,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2014, 5.000%, 11/15/49	11/24 at 100.00	AA+	12,933,910
6,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Refunding Series 2016A, 5.000%, 1/15/46	1/26 at 100.00	A	6,946,680

Nuveen	123

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$5,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	$5,674,850
3,960	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36 (7)	2/31 at 100.00	A+	3,754,357
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
135	5.750%, 12/01/32	12/22 at 100.00	BB	154,009
130	6.000%, 12/01/42	12/22 at 100.00	BB	147,988
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured	No Opt. Call	AA	5,371,412
3,670	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	3,778,669
97,370	Total Ohio			106,020,272
	Oregon – 0.1% (0.1.% of Total Investments)
1,500	Oregon Health and Science University, Revenue Bonds, Series 2012E, 5.000%, 7/01/32	No Opt. Call	AA–	1,777,245
	Pennsylvania – 6.2% (4.3% of Total Investments)
7,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	7,774,480
4,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 (Pre-refunded 6/01/16) – AGM Insured	6/16 at 100.00	AA (5)	4,016,320
2,150	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	2,418,815
4,235	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (5)	4,284,126
3,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	3,945,375
4,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A, 4.625%, 12/01/44 – AGM Insured	12/21 at 100.00	A2	4,274,680
4,585	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	5,270,916
1,045	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (UB) (4)	8/20 at 100.00	N/R	1,236,580
5,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	5,582,200
5,235	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	7/16 at 100.00	AA–	5,254,108
7,275	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	7,392,200
2,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (5)	2,108,568
3,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured (7)	6/26 at 100.00	AA	4,483,885
2,985	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	3,453,944
505	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	555,545
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	1,716,484
3,410	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	No Opt. Call	A1 (5)	4,441,457
124	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$3,415	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	$3,881,045
1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA	1,312,875
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	1,950,670
68,420	Total Pennsylvania			75,354,273
	Puerto Rico – 0.6% (0.4% of Total Investments)
5,880	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA	6,064,808
1,190	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	1,256,628
7,070	Total Puerto Rico			7,321,436
	Rhode Island – 0.8% (0.6% of Total Investments)
9,500	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Brown University, Refunding Series 2007, 5.000%, 9/01/37	9/17 at 100.00	AA+	10,031,525
	South Carolina – 4.0% (2.8% of Total Investments)
8,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	8,211,520
1,955	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA (5)	2,006,319
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	458,355
9,850	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	11,275,492
3,475	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	4,019,394
14,825	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55	12/25 at 100.00	AA–	17,410,777
4,500	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A+	5,086,170
42,980	Total South Carolina			48,468,027
	South Dakota – 0.8% (0.6% of Total Investments)
8,800	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health System, Series 2014, 5.000%, 7/01/44	7/24 at 100.00	AA–	10,042,824
	Tennessee – 1.3% (0.9% of Total Investments)
6,285	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	7,123,922
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
1,160	5.000%, 10/01/41	10/26 at 100.00	BBB	1,322,794
1,805	5.000%, 10/01/45	10/26 at 100.00	BBB	2,053,224
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
3,800	5.000%, 7/01/40	7/26 at 100.00	A3	4,431,028
410	5.000%, 7/01/46	7/26 at 100.00	A3	474,206
13,460	Total Tennessee			15,405,174

Nuveen	125

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas – 10.3% (7.3% of Total Investments)
$3,035	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	$3,365,481
365	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	BBB+	405,566
1,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	2,034,118
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
1,925	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,929,331
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,001,670
10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 4.375%, 10/01/32 – AMBAC Insured (UB)	10/17 at 100.00	AAA	10,418,500
1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011, 5.250%, 8/15/33	8/20 at 100.00	A+	1,711,350
2,735	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 16.948%, 4/01/53 (IF)	10/23 at 100.00	AA+	4,165,815
5,625	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA–	5,799,094
4,040	Harris County, Texas, Toll Road Revenue Bonds, Subordinate Lien Unlimited Tax Tender Options Bond Trust 2015-XF2184, 13.554%, 8/15/28 – AGM Insured (IF)	No Opt. Call	AAA	7,942,074
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
615	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	209,008
1,230	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	397,573
1,525	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	466,574
3,870	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	1,128,995
5,380	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	1,488,323
990	Houston, Texas, Airport System Revenue Bonds, Subordinate Lien Series 2000B, 5.450%, 7/01/24 – AGM Insured	No Opt. Call	AA	1,205,652
4,550	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B, 5.000%, 7/01/31	7/22 at 100.00	A+	5,298,521
2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	3,276,650
2,340	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2011, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA	2,683,161
3,305	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45	5/25 at 100.00	A+	3,777,318
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,780	5.750%, 12/01/33	12/25 at 100.00	Ba2	2,016,135
1,800	6.125%, 12/01/38	12/25 at 100.00	Ba2	2,047,482
4,290	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA	4,868,936
12,205	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/45	1/25 at 100.00	A	14,016,100
1,860	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/35	1/25 at 100.00	A2	2,174,619
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	2,771,428
3,480	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43	9/23 at 100.00	A	4,013,206
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,200	5.000%, 12/15/30	No Opt. Call	A3	2,492,270
740	5.000%, 12/15/32	No Opt. Call	A3	829,274

126	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,855	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	$3,262,865
4,265	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	4,958,489
21,275	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	24,027,981
117,760	Total Texas			126,183,559
	Utah – 1.3% (0.9% of Total Investments)
5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A, 5.000%, 3/01/33 – AGC Insured	3/20 at 100.00	AA	6,455,462
4,255	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.250%, 6/15/38 (Pre-refunded 6/15/18)	6/18 at 100.00	AAA	4,662,076
4,250	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/36 (Pre-refunded 6/15/18) – AGM Insured	6/18 at 100.00	AAA	4,634,200
14,265	Total Utah			15,751,738
	Vermont – 1.5% (1.0% of Total Investments)
5,000	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/43 – AGM Insured	10/17 at 100.00	AA	5,277,100
	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 10/01/40	10/25 at 100.00	Aa3	1,059,600
10,000	5.000%, 10/01/45	10/25 at 100.00	Aa3	11,577,400
16,000	Total Vermont			17,914,100
	Virginia – 1.0% (0.7% of Total Investments)
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40 (7)	7/28 at 100.00	BBB	335,748
7,425	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	8,114,708
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	3,216,710
245	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	270,446
5	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (5)	5,830
15,105	Total Virginia			11,943,442
	Washington – 4.5% (3.1% of Total Investments)
5,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	5,727,250
3,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA+ (5)	3,154,110
5,000	King County, Washington, Sewer Revenue Bonds, Series 2008, Tender Option Bond Trust 2016-XG0012, 12.919%, 1/01/31 – AGM Insured (IF) (4)	1/17 at 100.00	AA+	5,440,450
3,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A, 5.000%, 4/01/40	10/24 at 100.00	A+	3,482,310
5,000	University of Washington, General Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/37 (Pre-refunded 6/01/17) – AMBAC Insured	6/17 at 100.00	Aaa	5,239,300
4,900	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	5,516,959
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 4.250%, 10/01/40	10/22 at 100.00	AA	10,610,900
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	Aa2	1,450,613

Nuveen	127

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$3,290	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	$3,696,216
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	10,367,611
51,295	Total Washington			54,685,719
	West Virginia – 1.9% (1.3% of Total Investments)
16,845	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	19,720,945
3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured	No Opt. Call	N/R	3,418,260
19,845	Total West Virginia			23,139,205
	Wisconsin – 1.4% (1.0% of Total Investments)
4,100	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	Aa3	4,694,459
1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	1,137,165
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	1,139,560
4,360	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A3	4,820,154
1,885	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	Aa3	2,089,202
2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	AA	3,015,329
15,010	Total Wisconsin			16,895,869
	Wyoming – 1.1% (0.8% of Total Investments)
9,625	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/37	9/23 at 100.00	BBB-	10,457,755
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John's Medical Center Project, Series 2011B:
2,000	5.500%, 12/01/27	12/21 at 100.00	BBB+	2,293,020
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB+	1,153,560
12,625	Total Wyoming			13,904,335
$1,664,555	Total Municipal Bonds (cost $1,560,977,842)			1,739,132,055

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$213	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$6,381
56	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/55	N/R	1,697
$269	Total Corporate Bonds (cost $24,141)				8,078
	Total Long-Term Investments (cost $1,561,001,983)				1,739,140,133
	Floating Rate Obligations – (3.8)%				(46,985,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (12.4)% (10)				(151,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (28.6)% (11)				(349,900,000)
	Other Assets Less Liabilities – 2.4% (12)				30,212,105
	Net Assets Applicable to Common Shares – 100%				$1,221,467,238

128	Nuveen

Investments in Derivatives as of April 30, 2016
Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$99,900,000	Receive	Weekly USD-SIFMA	1.544%	Quarterly	4/13/17	4/13/27	$(1,044,406)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(6)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.
(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 8.7%.
(11)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 20.1%.
(12)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives ("OTC") as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

USD-SIFMA	United States Dollar-Securities Industry and Financial Market Association.
 See accompanying notes to financial statements.

Nuveen	129

NMZ
Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 115.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 113.7% (98.6% of Total Investments)
	Alabama – 1.5% (1.3% of Total Investments)
$1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30 (4)	8/20 at 100.00	N/R	$882,170
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/16 at 100.00	B3	1,004,390
2,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	2,066,200
1,770	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37 (Pre-refunded 2/01/17)	2/17 at 101.00	N/R (5)	1,866,695
2,000	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A, 5.000%, 4/01/22 – NPFG Insured	7/16 at 100.00	AA–	2,001,080
1,000	Jefferson County, Alabama, General Obligation Warrants, Series 2004A, 5.000%, 4/01/24 – NPFG Insured	7/16 at 100.00	AA–	1,006,000
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.000%, 1/01/24	7/16 at 100.00	A–	1,006,000
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 0.000%, 10/01/38 – AGM Insured	10/23 at 105.00	AA	798,450
1,030	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	1,035,202
11,800	Total Alabama			11,666,187
	Arizona – 4.0% (3.5% of Total Investments)
1,760	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2016-XF0393, 18.523%, 1/01/32 (IF) (6)	1/18 at 100.00	AA–	2,250,195
1,420	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2046, 16.878%, 1/01/29 (IF) (6)	1/18 at 100.00	AA–	1,713,329
1,000	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.200%, 7/15/32	7/17 at 100.00	N/R	1,034,560
243	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/16 at 100.00	N/R	243,855
3,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086, 15.952%, 6/01/42 – AGM Insured (IF) (6)	6/22 at 100.00	A	4,397,040
25	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Choice Education and Development, Series 2006, 6.000%, 6/01/16	No Opt. Call	N/R	25,068
1,000	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 7.250%, 5/01/44	5/24 at 100.00	N/R	1,094,220
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 9.000%, 2/01/44	2/24 at 100.00	N/R	2,190,420
480	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (5)	579,643
2,250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, American Charter School Foundation, Series 2007A, 5.625%, 7/01/38	7/17 at 100.00	BB	2,163,060
2,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	2,422,300
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,315	6.000%, 6/01/40	6/19 at 100.00	BB+	1,372,387
500	6.100%, 6/01/45	6/19 at 100.00	BB+	522,365

130	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$1,150	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured	7/16 at 100.00	BBB–	$1,151,771
3,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	B–	3,482,265
2,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	B+	2,252,380
2,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37	No Opt. Call	BBB+	2,966,975
1,000	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	967,530
27,718	Total Arizona			30,829,363
	California – 16.0% (13.9% of Total Investments)
1,470	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2015-XF2179, 16.616%, 10/01/17 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (5)	1,954,439
1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	1,145,320
2,205	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38	7/16 at 100.00	B–	2,204,890
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
1,250	18.121%, 5/15/31 (IF) (6)	11/21 at 100.00	AA	2,208,700
1,875	19.122%, 11/15/40 (IF) (6)	11/21 at 100.00	AA	3,451,950
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
250	16.791%, 8/15/41 (IF) (6)	8/22 at 100.00	AA	366,320
1,000	16.786%, 8/15/41 (IF) (6)	8/22 at 100.00	AA	1,465,140
1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,140,044
1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,115,710
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA (5)	1,256,600
1,970	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	2,141,075
1,300	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 18.840%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	2,176,876
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
800	5.250%, 12/01/44	12/24 at 100.00	BB+	875,096
1,000	5.500%, 12/01/54	12/24 at 100.00	BB+	1,100,460
6,940	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56 (WI/DD, Settling 5/11/16)	6/26 at 100.00	BB+	7,574,177
520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	597,111
4,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	11,800
1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	1,078,240
1,650	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,802,180

Nuveen	131

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A, 7.500%, 11/01/41	11/21 at 100.00	N/R	$600,845
1,500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/39	7/16 at 100.00	CCC	1,501,965
2,685	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	7/16 at 100.00	N/R	2,690,639
1,250	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,376,687
515	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 16.539%, 11/15/38 (IF)	5/18 at 100.00	AA–	671,550
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102:
745	16.730%, 11/15/38 (IF) (6)	5/18 at 100.00	AA–	973,097
1,000	17.810%, 11/15/48 (IF) (6)	5/18 at 100.00	AA–	1,323,720
1,880	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C, 6.500%, 12/15/47	12/17 at 100.00	N/R	1,930,102
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37	12/17 at 100.00	A+	2,076,940
1,340	Elk Grove, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2007, 5.250%, 9/01/37	9/16 at 101.00	N/R	1,357,527
500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 17.198%, 9/01/32 – AMBAC Insured (IF) (6)	7/16 at 100.00	A+	521,800
1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	1,008,340
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,765	5.000%, 6/01/33	6/17 at 100.00	B–	6,772,577
10,035	5.750%, 6/01/47	6/17 at 100.00	B–	10,064,302
3,690	5.125%, 6/01/47	6/17 at 100.00	B–	3,625,610
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	3,519,530
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2015A:
2,000	5.000%, 6/01/40 (UB) (6)	6/25 at 100.00	A+	2,359,660
2,000	5.000%, 6/01/45 (UB) (6)	6/25 at 100.00	A+	2,345,620
860	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 16.040%, 6/01/45 (IF) (6)	6/25 at 100.00	A+	1,454,423
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 21.624%, 1/15/19 (IF) (6)	No Opt. Call	Aaa	3,054,960
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	7/16 at 100.00	N/R	1,000,680
1,000	5.000%, 8/01/35 – AMBAC Insured	7/16 at 100.00	N/R	1,000,450
145	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	168,225
190	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	226,856
550	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	12/16 at 100.00	N/R	552,552
485	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.250%, 9/01/32	9/23 at 100.00	N/R	545,276

132	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$850	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust Series 2011-23B, 17.251%, 9/01/42 (IF) (6)	9/21 at 100.00	Aa3	$1,434,137
1,825	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 17.166%, 5/15/40 (IF) (6)	5/20 at 100.00	AA	2,825,319
1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,248,500
	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
1,000	7.000%, 8/01/26	8/21 at 100.00	A–	1,270,540
1,500	7.500%, 8/01/41	8/21 at 100.00	A–	1,904,850
470	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37	9/16 at 100.00	N/R	477,182
500	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A	627,950
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	401,821
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
550	5.250%, 11/01/21	11/20 at 100.00	Ba1	597,679
1,000	6.000%, 11/01/41	11/20 at 100.00	Ba1	1,070,230
250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 2016-XG0017, 16.689%, 8/01/37 – NPFG Insured (IF) (6)	8/17 at 100.00	AA–	296,040
1,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BBB– (5)	1,134,090
733	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18 (4)	11/16 at 100.00	N/R	75,059
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.750%, 10/01/30	10/21 at 100.00	A	1,500,252
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
750	17.753%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	1,634,310
2,015	17.753%, 12/01/33 – AMBAC Insured (IF) (6)	No Opt. Call	A+	4,557,527
2,500	San Bernardino Community College District, California, General Obligation Bonds, Tender Option Bond Trust 11780, 16.485%, 2/01/27 (Pre-refunded 8/01/16) – AGM Insured (IF)	8/16 at 100.00	AA (5)	2,615,800
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	BB+	1,259,654
1,000	8.000%, 12/01/31	12/21 at 100.00	BB+	1,270,520
1,000	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 2015-XF01212, 16.080%, 9/01/30 – AGM Insured (IF) (6)	3/17 at 100.00	AA	1,131,520
1,000	Santa Margarita Water District, California, Special Tax Bonds, Community Facilities District 2013-1 Village of Sendero, Series 2013, 5.625%, 9/01/43	9/23 at 100.00	N/R	1,142,920
1,000	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	1,234,140
1,000	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.450%, 9/01/26	9/16 at 100.00	N/R	1,001,690
1,000	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	7/16 at 100.00	AA–	1,003,310
1,890	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	7/16 at 100.00	B–	1,889,868

Nuveen	133

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	$820,631
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2013-24U, 17.090%, 5/15/39 (IF) (6)	5/23 at 100.00	AA	2,176,850
108,108	Total California			122,992,450
	Colorado – 8.7% (7.5% of Total Investments)
2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	2,040,020
1,977	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	1,990,503
750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28	7/18 at 100.00	BB	775,245
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006, 5.625%, 2/15/36	2/18 at 100.00	N/R	1,010,520
2,320	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	2,523,000
200	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.375%, 7/01/44	7/24 at 100.00	BB+	215,600
1,800	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	1,825,254
1,825	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 102.00	N/R (5)	2,026,078
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	3,003,725
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46	2/26 at 100.00	N/R	1,015,660
1,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 6.750%, 6/01/32 (4)	6/22 at 100.00	N/R	1,085,063
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0054, 17.787%, 1/01/18 (IF)	No Opt. Call	AA–	1,160,790
1,285	Colorado Health Facilities Authority, Revenue Bonds, Craig Hospital Project, Series 2012, 5.000%, 12/01/32 (UB) (6)	12/22 at 100.00	A	1,463,525
290	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	BBB+	290,742
710	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (5)	712,996
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
518	5.000%, 9/01/16 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	484,382
5,045	6.750%, 4/01/27 (Alternative Minimum Tax) (4)	4/17 at 100.00	N/R	4,561,689
2,224	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	2,010,717
2,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	2,189,060
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.400%, 12/01/27	12/17 at 100.00	N/R	977,240
1,500	5.450%, 12/01/34	12/17 at 100.00	N/R	1,445,625
1,000	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A, 5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	BB–	1,042,500

134	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	$1,449,120
708	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	720,270
993	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	1,090,016
1,000	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	No Opt. Call	N/R	1,020,230
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,000	5.750%, 12/01/30	12/24 at 100.00	N/R	1,086,180
1,080	6.000%, 12/01/38	12/24 at 100.00	N/R	1,170,018
1,989	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,081,489
2,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	2,092,500
970	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	972,871
1,000	Iliff Commons Metropolitan District 2, City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44	12/20 at 100.00	N/R	1,023,690
2,000	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	2,039,300
3,145	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,267,026
1,250	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	1,273,675
5	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	AA	5,119
	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
896	5.500%, 12/01/27 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (5)	921,518
1,000	5.625%, 12/01/37 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (5)	1,029,210
2,000	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding & Improvement Series 2006, 6.125%, 12/01/35 (7)	12/16 at 100.00	N/R	1,344,640
1,080	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.750%, 12/01/39	12/20 at 103.00	N/R	1,125,468
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,000	6.500%, 1/15/30	7/20 at 100.00	BBB+	1,184,170
1,000	6.000%, 1/15/41	7/20 at 100.00	BBB+	1,159,200
1,440	Rendezous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	1,240,200
1,000	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/38	12/19 at 103.00	N/R	1,019,540
875	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015B, 7.750%, 12/15/38	12/19 at 103.00	N/R	891,852
3,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (8)	12/17 at 100.00	N/R	659,700
1,815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	1,953,739
965	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds, Refunding Limited Tax Series 2016B, 7.250%, 12/15/45	No Opt. Call	A2	972,575
68,255	Total Colorado			66,643,250

Nuveen	135

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut – 0.7% (0.6% of Total Investments)
$2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	$2,958,200
5,313	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (4)	No Opt. Call	N/R	334,547
1,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003, 5.250%, 1/01/33	1/17 at 100.00	B–	962,410
1,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (5)	1,270,650
9,813	Total Connecticut			5,525,807
	Delaware – 0.3% (0.3% of Total Investments)
2,500	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A, 7.000%, 9/01/45	3/25 at 100.00	N/R	2,546,350
	District of Columbia – 0.6% (0.6% of Total Investments)
220	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	270,692
1,000	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011, 7.500%, 11/15/31	11/20 at 100.00	BBB–	1,151,720
2,500	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006, 21.803%, 10/01/37 (IF) (6)	4/21 at 100.00	BBB	3,189,500
250	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BBB+	293,455
3,970	Total District of Columbia			4,905,367
	Florida – 14.0% (12.1% of Total Investments)
1,500	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A, 8.125%, 11/15/46	No Opt. Call	N/R	1,778,925
865	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	857,673
1,900	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	2,022,455
1,735	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.375%, 5/01/45	5/25 at 100.00	N/R	1,767,601
1,000	Babcock Ranch Community Independent Special District, Florida, Special Assessment Bonds, Series 2015, 5.250%, 11/01/46	11/25 at 100.00	N/R	1,009,120
1,015	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	1,059,741
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.125%, 11/01/33	11/24 at 100.00	N/R	1,021,709
940	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	987,583
2,700	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BB+	2,932,767
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/16 at 100.00	B2	704,949
1,435	Capital Projects Finance Authority, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F, 5.000%, 10/01/31 – NPFG Insured	7/16 at 100.00	AA–	1,435,086
1,000	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.125%, 5/01/45	5/24 at 100.00	N/R	1,027,070
2,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.750%, 5/15/35	5/24 at 100.00	N/R	2,356,200
1,000	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	1,006,650
995	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	996,065

136	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$800	Fishhawk Community Development District IV, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2013A, 7.000%, 5/01/33	5/23 at 100.00	N/R	$876,232
1,850	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 6.500%, 7/01/44	7/24 at 100.00	N/R	1,957,818
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/40	9/20 at 100.00	BB+	1,048,020
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.625%, 6/15/41	6/21 at 100.00	BB–	2,364,660
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	4,683,880
2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	2,631,075
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	1,014,050
825	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.500%, 5/01/36	7/16 at 100.00	N/R	825,280
1,955	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	2,024,207
2,645	Hawks Point Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.300%, 5/01/39	5/17 at 100.00	N/R	2,678,591
3,000	Jacksonville Economic Development Commission, Florida, Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	3,135,360
1,000	Jacksonville Economic Development Commission, Florida, Industrial Development Revenue Bonds, Gerdau Ameristeel US Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)	11/16 at 100.00	BBB–	932,840
1,000	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012, 5.750%, 11/01/42	11/22 at 100.00	N/R	1,055,430
665	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015, 4.875%, 5/01/45	No Opt. Call	N/R	687,424
2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.375%, 6/15/37	6/17 at 100.00	BB	2,026,620
1,000	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007, 5.000%, 11/15/22	5/17 at 100.00	BBB	1,039,800
12,190	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015, 5.000%, 9/01/45 (UB)	9/25 at 100.00	AA–	14,227,315
750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A, 6.000%, 9/15/45	9/25 at 100.00	N/R	777,690
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Tender Option Bond Trust 2016-XG0010, 16.881%, 10/01/38 – AGC Insured (Alternative Minimum Tax) (IF) (6)	10/18 at 100.00	AA	1,353,960
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834, 16.835%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA	1,953,950
1,835	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	1,837,092
930	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46	8/26 at 100.00	N/R	948,172
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
620	7.000%, 6/01/29	6/22 at 102.00	N/R	743,157
3,110	7.500%, 6/01/49	6/22 at 102.00	N/R	3,840,974
4,220	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	7/16 at 100.00	N/R	4,221,055
990	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	1,004,513

Nuveen	137

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$450	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	$471,056
1,810	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	1,917,659
990	Shingle Creek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2015, 5.400%, 11/01/45	11/25 at 100.00	N/R	1,008,523
950	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.350%, 5/01/36	7/16 at 100.00	N/R	950,389
1,140	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	1,171,715
1,045	Sweetwater Creek Community Development District, Saint John's County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,055,565
1,250	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39 (9)	5/17 at 100.00	N/R	1,004,113
2,515	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (9)	5/19 at 100.00	N/R	1,511,062
1,540	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (9)	5/22 at 100.00	N/R	685,993
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
120	6.375%, 5/01/17 (4)	No Opt. Call	N/R	1
1,360	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	14
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	28
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	122,659
630	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007A-1. RMKT, 5.250%, 5/01/39	5/17 at 100.00	N/R	608,511
	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
45	6.375%, 5/01/17	No Opt. Call	N/R	45,011
525	5.250%, 5/01/39	5/17 at 100.00	N/R	527,352
2,345	6.650%, 5/01/40	5/17 at 100.00	N/R	2,372,765
3,740	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (4)	5/18 at 100.00	N/R	2,318,314
2,300	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (4)	5/18 at 100.00	N/R	1,206,741
2,505	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (4)	5/18 at 100.00	N/R	25
4,230	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	7/16 at 100.00	N/R	4,234,103
940	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.250%, 5/01/37	5/16 at 100.00	N/R	940,141
1,000	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,285,270
1,000	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/45	11/24 at 100.00	N/R	1,024,380
950	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.500%, 5/01/37	7/16 at 100.00	N/R	950,333
1,000	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015, 5.125%, 11/01/45	11/25 at 100.00	N/R	1,025,450
111,170	Total Florida			107,289,932
	Georgia – 1.4% (1.2% of Total Investments)
1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	BBB+	1,034,120

138	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$860	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	$989,499
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	Baa3	1,543,700
1,880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013A, 7.125%, 10/01/43	10/23 at 100.00	N/R	2,082,720
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	1,037,040
1,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	1,009,240
1,140	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006B, 7.300%, 7/01/42 (Mandatory put 7/01/23)	No Opt. Call	N/R	1,176,275
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
392	5.500%, 7/15/23	7/21 at 100.00	N/R	402,771
767	5.500%, 7/15/30	7/21 at 100.00	N/R	788,402
842	5.500%, 1/15/36	7/21 at 100.00	N/R	865,527
10,131	Total Georgia			10,929,294
	Guam – 0.4% (0.4% of Total Investments)
2,445	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (5)	2,969,624
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	388,770
2,775	Total Guam			3,358,394
	Hawaii – 0.4% (0.3% of Total Investments)
855	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	862,627
1,655	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2009, 6.500%, 7/01/39	7/19 at 100.00	Baa1	1,886,816
2,510	Total Hawaii			2,749,443
	Idaho – 0.1% (0.1% of Total Investments)
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Tender Option Bond Trust 1102, 15.405%, 3/01/47 (IF) (6)	3/22 at 100.00	A–	713,200
	Illinois – 10.4% (9.0% of Total Investments)
915	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/17 at 100.00	N/R	916,839
12,750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B+	12,116,962
3,000	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Series 2015A, 5.000%, 12/01/44 (UB)	12/24 at 100.00	AAA	3,480,810
7,500	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (UB) (6)	12/21 at 100.00	AA	8,200,575
1,752	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	1,763,104
2,603	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)	7/16 at 100.00	N/R	1,836,732
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/37	1/25 at 100.00	BBB+	998,690
900	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2014A, 5.250%, 1/01/30	1/24 at 100.00	BBB+	897,327
1,500	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	1,495,785
4,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	Caa1	4,010,560

Nuveen	139

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,180	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011, 8.250%, 7/01/41	7/21 at 100.00	N/R	$2,269,903
3,370	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB	3,399,285
1,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	Caa1	1,002,640
	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
500	7.750%, 5/15/30	5/20 at 100.00	N/R	568,465
1,625	8.000%, 5/15/46	5/20 at 100.00	N/R	1,854,320
1,100	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	1,170,004
1,000	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	1,103,960
1,000	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.750%, 5/15/38	5/17 at 100.00	N/R	1,009,280
2,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702, 19.636%, 11/15/37 (Pre-refunded 11/15/17) (IF) (6)	11/17 at 100.00	A (5)	3,267,900
2,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	Baa2	3,463,296
1,770	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (5)	1,875,881
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (5)	2,387,200
3,850	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (5)	4,610,952
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121:
250	20.517%, 2/15/19 – AGM Insured (IF) (6)	No Opt. Call	AA	441,100
1,685	20.503%, 8/15/35 – AGM Insured (IF) (6)	8/21 at 100.00	AA	2,972,054
6,020	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.125%, 6/01/35 (4)	7/16 at 100.00	Caa2	5,417,819
200	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	A–	209,994
1,105	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (10)	7/16 at 100.00	N/R	497,151
2,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	7/16 at 100.00	CC	1,699,320
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
285	5.250%, 1/01/25 (11)	7/16 at 100.00	D	87,612
1,175	5.250%, 1/01/36 (11)	7/16 at 100.00	D	361,207
1,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	14
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	956,864
980	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	1,053,000
1,000	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.125%, 11/01/43	11/23 at 100.00	AA	1,348,900
750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	777,540
895	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	536,857
79,291	Total Illinois			80,059,902

140	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana – 3.3% (2.9% of Total Investments)
$5,600	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 1/15/24	7/16 at 100.00	N/R	$5,621,616
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 17.634%, 4/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	AA	2,201,100
1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2015-XF0115, 16.752%, 4/15/18 (IF) (6)	No Opt. Call	A	2,011,750
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A, 7.250%, 12/01/45	12/25 at 100.00	BB–	1,007,540
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	B+	970,050
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	B+	1,750,900
500	Indiana Finance Authority, Hospital Revenue Bonds, King's Daughters' Hospital and Health Services, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	BBB+	553,285
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds, Tender Option Bond Trust 2015-XF0106:
1,290	16.598%, 6/01/32 (IF) (6)	12/20 at 100.00	AA	1,907,704
1,250	17.592%, 12/01/32 (IF) (6)	12/19 at 100.00	AA	1,884,000
1,000	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 2015-XF0090, 16.787%, 5/15/33 (IF)	11/16 at 100.00	AA+	1,094,160
1,000	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,129,030
1,000	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/18 at 100.00	N/R	1,025,120
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
250	5.700%, 9/01/37	9/17 at 100.00	N/R	257,915
4,050	5.800%, 9/01/47	9/17 at 100.00	N/R	4,175,428
22,190	Total Indiana			25,589,598
	Iowa – 1.1% (0.9% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,004,560
1,020	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	1,031,261
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	2,159,460
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,000	5.375%, 6/01/38	7/16 at 100.00	B+	999,910
2,865	5.625%, 6/01/46	7/16 at 100.00	B+	2,864,799
7,885	Total Iowa			8,059,990
	Kansas – 0.8% (0.7% of Total Investments)
5,305	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement, Series 2015, 5.000%, 9/01/45 (UB) (6)	9/25 at 100.00	AA–	6,142,288
	Kentucky – 0.2% (0.2% of Total Investments)
500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	573,370
1,000	Kentucky Housing Corporation, Multifamily Housing Revenue Bonds, Heritage Green Apartments Project, Series 2015, 5.625%, 5/01/45	5/25 at 100.00	N/R	1,026,630
1,500	Total Kentucky			1,600,000

Nuveen	141

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions(2)	Ratings (3)	Value
	Louisiana – 3.7% (3.2% of Total Investments)
$2,350	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	$2,629,203
8,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	9,215,105
915	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36 (Pre-refunded 6/01/16)	6/16 at 101.00	N/R (5)	929,082
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
7,000	6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	4,500,370
1,115	6.000%, 12/15/37 (4)	7/16 at 100.00	N/R	612,135
100	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	54,901
500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB+	602,705
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 1012:
750	19.295%, 10/01/40 (IF) (6)	10/20 at 100.00	A	1,237,530
750	19.284%, 10/01/40 (IF) (6)	10/20 at 100.00	A	1,237,230
1,000	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	1,126,650
2,000	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	2,278,820
2,110	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.125%, 12/15/33	12/23 at 100.00	N/R	2,517,399
2,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	1,164,320
29,090	Total Louisiana			28,105,450
	Maine – 0.4% (0.3% of Total Investments)
3,155	Portland Housing Development Corporation, Maine, Section 8 Assisted Senior Living Revenue Bonds, Avesta Housing Development Corporation, Series 2004A, 6.000%, 2/01/34	7/16 at 100.00	Baa2	3,159,922
	Maryland – 1.0% (0.9% of Total Investments)
1,210	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,223,491
3,000	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB–	2,902,620
4,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	2,388,680
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R	1,492,925
10,710	Total Maryland			8,007,716
	Massachusetts – 0.8% (0.7% of Total Investments)
480	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/16 at 100.00	N/R	481,882
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46 (UB) (6)	3/24 at 100.00	AA+	5,865,250
5,480	Total Massachusetts			6,347,132
	Michigan – 2.7% (2.4% of Total Investments)
770	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/16 at 100.00	B–	762,616

142	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$10	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21 (Pre-refunded 5/01/16) – ACA Insured	5/16 at 100.00	B– (5)	$10,003
4,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.250%, 11/01/35	11/20 at 100.00	AA	4,357,280
88	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/22	7/16 at 100.00	N/R	87,582
116	Detroit, Michigan, General Obligation Bonds, Series 2004A-1, 5.250%, 4/01/19 – AMBAC Insured	7/16 at 100.00	N/R	116,355
477	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-4A, 5.250%, 4/01/22 – SYNCORA GTY Insured	7/16 at 100.00	A–	477,497
634	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-5A, 5.250%, 4/01/19 – AMBAC Insured	7/16 at 100.00	A–	634,320
960	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	B	844,522
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 8.000%, 7/15/41	7/21 at 100.00	B–	910,850
1,670	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	1,712,836
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/16 at 100.00	BBB	1,001,820
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	1,006,620
880	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	884,356
1,500	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/17 at 100.00	N/R	1,532,115
970	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	957,700
865	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC ? Sauk Trail Hills Project, Series 2014, 6.750%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	N/R	903,164
1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,173,840
	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
1,000	5.500%, 11/01/30	7/16 at 100.00	BB	1,000,340
500	5.500%, 11/01/35	7/16 at 100.00	BB	500,095
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	7/16 at 100.00	BB	500,485
1,200	University of Michigan, General Revenue Bonds, Series 2015, 5.000%, 4/01/46 (UB) (6)	4/26 at 100.00	AAA	1,450,428
20,140	Total Michigan			20,824,824
	Minnesota – 0.6% (0.5% of Total Investments)
665	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A, 5.500%, 7/01/35	7/25 at 100.00	N/R	683,753
1,000	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A, 6.000%, 7/01/45	7/25 at 100.00	BB	1,025,410
3,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	2,558,760
4,665	Total Minnesota			4,267,923
	Mississippi – 0.2% (0.2% of Total Investments)
718	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	730,689

Nuveen	143

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
$1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	$1,119,390
1,718	Total Mississippi			1,850,079
	Missouri – 2.1% (1.8% of Total Investments)
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,116,900
2,000	Joplin Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Joplin Recovery TIF Redevelopment Project, Series 2013B, 5.875%, 4/01/36	4/23 at 100.00	N/R	2,151,380
2,000	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46	6/25 at 100.00	N/R	2,051,760
5,935	Missouri Environmental Improvement and Energy Resources Authority, Missouri, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – BHAC Insured (Alternative Minimum Tax) (UB) (6)	12/16 at 100.00	AA+	6,001,709
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/18 at 100.00	N/R	1,105,720
970	Saint Louis Land Clearance for Redevelopment Authority, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	1,014,853
1,578	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/16 at 100.00	N/R	1,560,184
732	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	6/16 at 100.00	N/R	702,947
15,315	Total Missouri			15,705,453
	Nebraska – 1.4% (1.2% of Total Investments)
6,485	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 19.191%, 8/01/40 (Pre-refunded 2/01/17) – BHAC Insured (IF)	2/17 at 100.00	AA+ (5)	10,516,984
	Nevada – 0.8% (0.7% of Total Investments)
2,500	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Tender Option Bond Trust Series 2010-11836, 16.895%, 1/04/18 (IF)	No Opt. Call	Aa1	3,297,700
500	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18, Inspirada Series 2006, 5.125%, 9/01/19	9/16 at 100.00	N/R	501,215
	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
660	6.500%, 6/15/20	6/18 at 100.00	B1	702,603
1,500	6.750%, 6/15/28	6/18 at 100.00	B1	1,594,920
5,160	Total Nevada			6,096,438
	New Jersey – 2.1% (1.8% of Total Investments)
2,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	2,330,727
1,080	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	1,241,298
1,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,119,840
600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	719,514
5,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	5,572,112
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Series 2008:
1,000	6.000%, 7/01/18	No Opt. Call	BBB–	1,040,490
2,000	6.625%, 7/01/38	7/18 at 100.00	BBB–	2,196,040

144	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$700	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	$753,564
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B–	951,530
14,680	Total New Jersey			15,925,115
	New Mexico – 0.8% (0.7% of Total Investments)
380	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 9/01/32	9/16 at 45.38	N/R	45,509
70	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	N/R	71,362
325	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 5.900%, 9/01/32	9/25 at 100.00	N/R	302,243
435	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	9/25 at 100.00	N/R	381,138
1,210	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,311,325
450	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R	459,931
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	1,034,026
1,020	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	No Opt. Call	N/R	1,103,875
1,575	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40	5/20 at 103.00	N/R	1,677,123
6,430	Total New Mexico			6,386,532
	New York – 6.0% (5.2% of Total Investments)
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	1,154,720
500	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc., Series 2015, 5.500%, 9/01/45	9/25 at 100.00	N/R	562,505
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
485	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	493,143
1,000	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,027,610
1,000	8.000%, 8/01/28 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,028,570
1,000	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,027,930
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
1,500	5.750%, 10/01/37 (12)	10/17 at 100.00	N/R	531,465
5,000	5.875%, 10/01/46 (13)	10/17 at 102.00	N/R	1,771,550
650	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23	7/16 at 101.00	N/R	651,527
380	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23 (Pre-refunded 7/01/16)	7/16 at 101.00	N/R (5)	387,281
17,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Series 2016, 5.000% 7/15/43 (UB)	1/26 at 100.00	AA	20,255,670
500	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 1190, 16.960%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	850,400
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	1,086,840
3,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34	11/24 at 100.00	N/R	3,579,972

Nuveen	145

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44	11/24 at 100.00	N/R	$7,404,300
1,375	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2010, 6.375%, 7/15/49	1/20 at 100.00	A–	1,549,639
	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust 2016-XG0018:
625	17.598%, 1/15/44 (IF) (6)	1/20 at 100.00	AA+	944,125
250	17.598%, 1/15/44 (IF) (6)	1/20 at 100.00	AA+	377,650
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	623,317
1,000	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2016, 5.000%, 11/01/46	11/25 at 100.00	BBB	1,142,560
44,045	Total New York			46,450,774
	North Carolina – 0.8% (0.7% of Total Investments)
940	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 18.117%, 1/15/19 (IF)	No Opt. Call	AA–	1,458,401
1,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	6/16 at 100.00	N/R	1,001,990
	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
1,000	6.000%, 6/01/31	6/18 at 100.00	BBB	1,070,350
1,000	6.125%, 6/01/35	6/18 at 100.00	BBB	1,069,710
960	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bond Trust 2015-XF0095, 25.118%, 10/01/36 (IF)	10/16 at 100.00	AA+	1,548,173
4,900	Total North Carolina			6,148,624
	North Dakota – 0.2% (0.2% of Total Investments)
2,000	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	1,400,080
	Ohio – 5.3% (4.6% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
7,000	5.875%, 6/01/30	6/17 at 100.00	B–	6,839,840
5,875	5.750%, 6/01/34	6/17 at 100.00	B–	5,633,244
2,005	6.500%, 6/01/47	6/17 at 100.00	B–	2,008,348
8,500	5.875%, 6/01/47	6/17 at 100.00	B–	8,281,720
4,455	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	4,460,034
1,500	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43	12/22 at 100.00	N/R	1,534,275
1,685	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Garfield Heights Project, Series 2004D, 5.250%, 5/15/23	5/16 at 100.00	BBB+	1,685,708
2,000	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	B+	1,918,960
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project, Series 2010B, 6.000%, 12/01/30	12/20 at 100.00	A+	1,421,930
1,250	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 2015-XF0105, 18.787%, 1/01/17 (IF)	No Opt. Call	Aa2	1,860,100
3,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/16 at 100.00	B	3,000,960
2,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	2,059,220

146	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$6,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	$28,800
46,540	Total Ohio			40,733,139
	Oklahoma – 0.3% (0.3% of Total Investments)
2,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	2,419,100
	Pennsylvania – 2.7% (2.3% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
500	6.750%, 11/01/24	11/19 at 100.00	B+	470,750
2,000	6.875%, 5/01/30	11/19 at 100.00	B+	1,917,760
860	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	876,039
2,000	ChesterCounty Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.750%, 10/15/37	7/16 at 100.00	N/R	2,040,320
1,410	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,485,012
185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 18.410%, 8/01/38 (IF) (6)	8/20 at 100.00	N/R	320,664
4,115	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/16 at 100.00	B	4,116,193
4,250	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	4,119,100
2,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,876,450
510	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/36	No Opt. Call	BBB–	563,703
1,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	No Opt. Call	BBB–	1,045,030
770	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	810,610
20,100	Total Pennsylvania			20,641,631
	Rhode Island – 0.3% (0.3% of Total Investments)
1,000	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	1,182,810
1,000	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	AA	1,056,870
2,000	Total Rhode Island			2,239,680
	South Carolina – 0.6% (0.5% of Total Investments)
4,000	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	1,199,560
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	1,042,718
1,000	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45	11/24 at 100.00	N/R	1,148,370
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	1,527,850
9,727	Total South Carolina			4,918,498
	Tennessee – 2.3% (2.0% of Total Investments)
3,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38	7/20 at 100.00	BBB+	3,474,450

Nuveen	147

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (WI/DD, Settling 5/05/16) (UB) (6)	7/26 at 100.00	A3	$6,060,584
6,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	7,077,533
965	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46	No Opt. Call	N/R	924,152
15,229	Total Tennessee			17,536,719
	Texas – 6.3% (5.5% of Total Investments)
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	BB	2,037,720
50	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	7/16 at 100.00	N/R	50,256
4,005	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (4)	7/18 at 100.00	N/R	90,113
1,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 7.000%, 9/01/40	9/22 at 103.00	N/R	1,044,570
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,000	6.750%, 1/01/41	1/21 at 100.00	BBB	1,218,820
250	6.000%, 1/01/41	1/21 at 100.00	BBB+	296,720
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
2,100	8.750%, 2/15/28	2/18 at 100.00	B+	2,203,110
2,000	9.000%, 2/15/38	2/18 at 100.00	B+	2,102,060
4,165	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 12/01/48 (UB) (6)	12/25 at 100.00	AA+	4,934,650
2,910	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	BBB– (5)	3,179,786
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
450	6.625%, 9/01/31	9/23 at 100.00	N/R	547,448
1,000	6.375%, 9/01/42	9/23 at 100.00	N/R	1,176,180
1,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,557,780
585	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	7/16 at 100.00	BB+	586,234
915	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	934,307
3,875	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	4,151,404
1,330	La Vernia Higher Education Financing Corporation, Texas, Education Revenue Bonds, Amigos Por Vida Friends For Life Public Charter School, Series 2008, 6.375%, 2/15/37	7/16 at 100.00	N/R	1,331,782
2,000	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax)	1/26 at 102.00	N/R	2,035,780
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/44	No Opt. Call	BBB–	1,069,130
2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 11946, 18.900%, 3/01/19 (IF)	No Opt. Call	AA+	3,902,400
335	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (5)	362,691
2,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.000%, 12/15/32 (4)	No Opt. Call	N/R	1,766,680
300	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 5.750%, 9/15/36	3/24 at 102.00	N/R	303,594
148	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22 (4)	7/16 at 100.00	C	$45,000
2,810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	3,316,840
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,201,470
4,500	7.000%, 6/30/40	6/20 at 100.00	Baa3	5,402,610
880	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	7/16 at 100.00	BB	867,346
550	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BBB–	636,548
340	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax) (4)	7/16 at 100.00	C	7,650
49,100	Total Texas			48,360,679
	Utah – 1.6% (1.4% of Total Investments)
	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
1,265	6.250%, 6/15/28	6/17 at 100.00	N/R	1,291,236
1,430	6.500%, 6/15/38	6/17 at 100.00	N/R	1,457,070
1,690	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,858,104
1,980	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.125%, 5/15/31	5/21 at 100.00	N/R	2,254,230
5,550	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	5,697,852
11,915	Total Utah			12,558,492
	Vermont – 0.2% (0.1% of Total Investments)
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.250%, 1/01/41	1/21 at 100.00	N/R	1,202,909
	Virgin Islands – 0.1% (0.0% of Total Investments)
420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	472,177
	Virginia – 0.6% (0.5% of Total Investments)
762	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.250%, 3/01/18 (14)	3/17 at 100.00	N/R	491,841
9,400	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/38 – AGC Insured	No Opt. Call	BBB+	3,845,258
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
100	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	118,685
130	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	148,655
10,392	Total Virginia			4,604,439
	Washington – 2.8% (2.4% of Total Investments)
500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 11-14W-B, 18.283%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	742,360
2,415	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 18.283%, 6/01/34 (IF) (6)	6/19 at 100.00	AA	3,616,801
3,600	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.750%, 1/01/38	1/18 at 100.00	N/R	3,750,912

Nuveen	149

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$1,000	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A, 6.250%, 12/01/45	No Opt. Call	N/R	$1,020,880
1,000	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007, 5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,014,600
355	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/17 at 100.00	N/R	356,058
9,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/04/17)	12/17 at 100.00	N/R (5)	9,693,270
15	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	15,805
1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.750%, 10/01/47	No Opt. Call	N/R	1,087,100
18,885	Total Washington			21,297,786
	West Virginia – 0.3% (0.2% of Total Investments)
1,463	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	No Opt. Call	N/R	1,559,777
500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	509,685
1,963	Total West Virginia			2,069,462
	Wisconsin – 2.8% (2.5% of Total Investments)
30	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	32,750
2,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	2,065,800
1,649	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011, 7.125%, 7/01/42	7/19 at 100.00	BBB–	1,790,530
830	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A, 6.250%, 12/01/42	No Opt. Call	N/R	863,507
1,060	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	BB–	1,097,747
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 17.682%, 4/01/17 (IF) (6)	No Opt. Call	AA–	1,342,200
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Series 2006A:
5,995	5.250%, 8/15/26 (Pre-refunded 8/15/16) (UB)	8/16 at 100.00	N/R (5)	6,078,570
4,500	5.250%, 8/15/34 (Pre-refunded 8/15/16) (UB)	8/16 at 100.00	N/R (5)	4,562,730
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, Trust 2187, 15.794%, 8/15/34 (Pre-refunded 8/15/16) (IF)	8/16 at 100.00	N/R (5)	1,583,640
2,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	2,393,800
20,564	Total Wisconsin			21,811,274
$859,384	Total Municipal Bonds (cost $801,955,692)			873,659,846

Shares	Description (1)			Value
	COMMON STOCKS – 1.0% (0.9% of Total Investments)
	Airlines – 1.0% (0.9% of Total Investments)
227,514	American Airlines Group Inc. (15)			$7,892,461
	Total Common Stocks (cost $6,316,916)			7,892,461

150	Nuveen

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.6% (0.5% of Total Investments)
	Real Estate Management & Development – 0.6% (0.5% of Total Investments)
$4,532	AAF HLG/FIN, 144A	12.000%	7/01/19	N/R	$4,463,897
	Transportation – 0.0% (0.0% of Total Investments)
27	5.500%, 7/15/19 (16), (17)	5.500%	7/15/19	N/R	813
7	5.500%, 7/15/55 (16), (17)	5.500%	7/15/55	N/R	216
34	Total Transportation				1,029
$4,566	Total Corporate Bonds (cost $4,151,252)				4,464,926
	Total Long-Term Investments (cost $812,423,860)				886,017,233
	Floating Rate Obligations – (8.4)%				(64,225,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (11.3)% (18)				(87,000,000)
	Other Assets Less Liabilities – 4.4%				33,936,671
	Net Assets Applicable to Common Shares – 100%				$768,728,904

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
On July 28, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 6.125% to 3.675%. On December 9, 2015, the Fund's Adviser determined it was likely that this borrower would fulfill a portion of its obligation on this security, and therefore increased the security's interest rate of accrual from 3.675% to 4.900%.

(8)
On June 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on the security, and therefore reduced the security's interest rate of accrual from 7.250% to 1.813%. On May 7, 2015, the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(9)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(10)
On January 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security's interest rate of accrual from 5.700% to 4.275%.

(11)
On May 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.250% to 2.100%.

(12)
On April 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.750% to 2.300%.

(13)
On April 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.875% to 2.350%.

(14)
On September 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 6.250% to 4.688%.

(15)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(16)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(17)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(18)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 9.8%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen	151

Statement of
	Assets and Liabilities	April 30, 2016 (Unaudited)

	Enhanced AMT-Free Credit Opportunities (NVG	)	Performance Plus (NPP	)	Market Opportunity (NMO	)
Assets
Long-term investments, at value (cost $4,504,374,140, $1,370,943,441 and $942,509,476, respectively)	$5,012,542,096		$1,550,431,387		$1,057,272,816
Cash	3,520,439		8,879,488		6,899,663
Cash collateral at brokers(1)	632,276		—		—
Receivable for:
Common shares sold through shelf offering	—		—		—
Dividends and interest	67,412,203		17,297,294		13,459,636
Investments sold	60,050,640		7,620,620		6,035,398
Deferred offering costs	3,984,610		21,848		3,512,999
Other assets	1,501,035		217,652		446,948
Total assets	5,149,643,299		1,584,468,289		1,087,627,460
Liabilities
Borrowings	20,000,000		—		—
Cash overdraft	—		—		—
Floating rate obligations	177,015,000		28,050,000		2,000,000
Unrealized depreciation on interest rate swaps	3,203,322		—		—
Payable for:
Dividends	4,198,986		3,934,225		2,660,649
Investments purchased	67,926,817		7,938,047		5,485,428
Variation margin on swap contracts	8,186		—		—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference	240,400,000		535,000,000		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference	1,231,600,000		—		350,900,000
Accrued expenses:
Management fees	2,384,676		751,419		525,295
Directors/Trustees fees	748,636		206,076		154,455
Shelf offering costs	—		—		—
Other	1,010,791		737,311		575,577
Total liabilities	1,748,496,414		576,617,078		362,301,404
Net assets applicable to common shares	$3,401,146,885		$1,007,851,211		$725,326,056
Common shares outstanding	202,552,895		60,025,455		45,874,035
Net asset value ("NAV") per common share outstanding	$16.79		$16.79		$15.81
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,025,529		$600,255		$458,740
Paid-in surplus	2,885,868,830		835,744,659		636,048,779
Undistributed (Over-distribution of) net investment income	2,835,220		9,502,551		1,947,069
Accumulated net realized gain (loss)	5,913,011		(17,484,200)		(27,891,872)
Net unrealized appreciation (depreciation)	504,504,295		179,487,946		114,763,340
Net assets applicable to common shares	$3,401,146,885		$1,007,851,211		$725,326,056
Authorized shares:
Common	Unlimited		200,000,000		200,000,000
Preferred	Unlimited		1,000,000		1,000,000

(1)	Cash pledged to collateralize the net payment obligations for investments is in derivatives in addition to the Fund's securities pledged as collateral as noted in the Portfolio of Investments.
See accompanying notes to financial statements.

152	Nuveen

	Premium Income 2 (NPM	)	AMT-Free Income (NEA )	High Income Opportunity (NMZ	)
Assets
Long-term investments, at value (cost $1,491,226,679, $1,561,001,983 and $812,423,860, respectively)	$1,655,881,871		$1,739,140,133	$886,017,233
Cash	—		—	18,619,144
Cash collateral at brokers(1)	—		—	—
Receivable for:
Common shares sold through shelf offering	—		—	3,176,524
Dividends and interest	23,073,922		22,486,072	18,351,257
Investments sold	16,027,977		16,706,335	8,683,873
Deferred offering costs	2,015,528		2,751,636	33,988
Other assets	630,592		519,080	63,441
Total assets	1,697,629,890		1,781,603,256	934,945,460
Liabilities
Borrowings	—		—	—
Cash overdraft	3,364,898		4,458,750	—
Floating rate obligations	67,549,000		46,985,000	64,225,000
Unrealized depreciation on interest rate swaps	532,135		1,044,406	—
Payable for:
Dividends	4,800,365		4,738,099	3,986,128
Investments purchased	—		—	10,114,728
Variation margin on swap contracts	—		—	—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference	—		151,000,000	87,000,000
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference	489,500,000		349,900,000	—
Accrued expenses:
Management fees	813,223		865,332	598,234
Directors/Trustees fees	251,186		237,585	63,975
Shelf offering costs	—		—	41,639
Other	826,378		906,846	186,852
Total liabilities	567,637,185		560,136,018	166,216,556
Net assets applicable to common shares	$1,129,992,705		$1,221,467,238	$768,728,904
Common shares outstanding	70,692,851		78,883,061	55,328,865
Net asset value ("NAV") per common share outstanding	$15.98		$15.48	$13.89
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$706,929		$788,831	$553,289
Paid-in surplus	995,888,215		1,072,509,496	769,053,481
Undistributed (Over-distribution of) net investment income	2,699,405		(369,992)	4,006,345
Accumulated net realized gain (loss)	(33,424,901)		(28,554,841)	(78,477,584)
Net unrealized appreciation (depreciation)	164,123,057		177,093,744	73,593,373
Net assets applicable to common shares	$1,129,992,705		$1,221,467,238	$768,728,904
Authorized shares:
Common	200,000,000		Unlimited	Unlimited
Preferred	1,000,000		Unlimited	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments is in derivatives in addition to the Fund's securities pledged as collateral as noted in the Portfolio of Investments.
See accompanying notes to financial statements.

Nuveen	153

Statement of
	Operations	Six Months Ended April 30, 2016 (Unaudited)

	Enhanced AMT-Free Credit Opportunities (NVG )	Performance Plus (NPP	)	Market Opportunity (NMO	)	Premium Income 2 (NPM )	AMT-Free Income (NEA	)	High Income Opportunity (NMZ	)
Investment Income	$18,445,595	$33,814,189		$22,932,620		$36,865,230	$37,338,626		$27,720,040
Expenses
Management fees	3,424,794	4,516,351		3,163,030		4,889,039	5,192,490		3,422,248
Interest expense and amortization of offering costs	2,108,799	2,822,904		438,222		776,824	1,407,436		576,008
Liquidity fees	490,312	—		1,626,132		2,267,043	1,520,395		—
Remarketing fees	58,478	—		177,399		247,469	176,893		—
Custodian fees	57,552	73,991		53,624		80,240	85,925		58,805
Directors/Trustees fees	14,934	22,077		15,445		23,176	24,531		11,317
Professional fees	10,730	13,553		34,973		41,631	66,136		31,646
Shareholder reporting expenses	115,769	56,059		39,349		53,621	74,416		54,787
Shareholder servicing agent fees	6,537	50,028		27,430		21,899	28,538		9,102
Stock exchange listing fees	2,971	9,561		7,307		11,260	12,565		5,586
Investor relations expenses	47,857	76,765		53,278		78,991	86,411		40,582
Reorganization expenses	—	575,000		435,000		630,000	780,014		50,048
Other	37,414	26,800		40,274		53,195	53,369		46,586
Total expenses before
expense reimbursement	6,376,147	8,243,089		6,111,463		9,174,388	9,509,119		4,306,715
Expense reimbursement	(142,910)	—		—		—	—		(21,585)
Net expenses	6,233,237	8,243,089		6,111,463		9,174,388	9,509,119		4,285,130
Net investment income (loss)	12,212,358	25,571,100		16,821,157		27,690,842	27,829,507		23,434,910
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,353,392	(133,031)		93,822		(306,241)	1,723,170		883,010
Swaps	—	—		—		(4,344,170)	(10,768,831)		—
Change in net unrealized appreciation (depreciation) of:
Investments	23,217,938	39,625,093		28,265,419		48,086,765	57,952,491		11,448,288
Swaps	(2,004,693)	—		—		2,233,845	5,812,226		—
Net realized and unrealized gain (loss)	27,566,637	39,492,062		28,359,241		45,670,199	54,719,056		12,331,298
Net increase (decrease) in net assets applicable to common shares from operations	$39,778,995	$65,063,162		$45,180,398		$73,361,041	$82,548,563		$35,766,208
See accompanying notes to financial statements.

154	Nuveen

Statement of
	Changes in Net Assets	(Unaudited)

	Enhanced AMT-Free Credit Opportunities (NVG)		Performance Plus (NPP)		Market Opportunity (NMO)
	Six Months Ended 4/30/16	Year Ended 10/31/15	Six Months Ended 4/30/16	Year Ended 10/31/15	Six Months Ended 4/30/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$12,212,358	$20,656,378	$25,571,100	$51,839,290	$16,821,157	$35,460,480
Net realized gain (loss) from:
Investments	6,353,392	6,633,628	(133,031)	3,269,350	93,822	3,270,172
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	23,217,938	(8,657,320)	39,625,093	(11,055,448)	28,265,419	(3,451,534)
Swaps	(2,004,693)	(1,658,968)	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	39,778,995	16,973,718	65,063,162	44,053,192	45,180,398	35,279,118
Distributions to Common Shareholders
From net investment income	(13,133,601)	(20,000,124)	(26,345,176)	(54,467,103)	(17,606,457)	(36,107,456)
From accumulated net realized gains	(759,429)	(2,719,741)	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(13,893,030)	(22,719,865)	(26,345,176)	(54,467,103)	(17,606,457)	(36,107,456)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	2,948,156,846	—	—	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distribution	—	—	—	—	—	—
Cost of shares repurchased and retired	—	(241,290)	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	2,948,156,846	(241,290)	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	2,974,042,811	(5,987,437)	38,717,986	(10,413,911)	27,573,941	(828,338)
Net assets applicable to common shares at the beginning of period	427,104,074	433,091,511	969,133,225	979,547,136	697,752,115	698,580,453
Net assets applicable to common shares at the end of period	$3,401,146,885	$427,104,074	$1,007,851,211	$969,133,225	$725,326,056	$697,752,115
Undistributed (Over-distribution of) net investment income at the end of period	$2,835,220	$3,756,463	$9,502,551	$10,276,627	$1,947,069	$2,732,369
See accompanying notes to financial statements.

Nuveen	155

Statement of Changes in Net Assets (Unaudited) (continued)

	Premium Income 2 (NPM)		AMT-Free Income (NEA)		High Income Opportunity (NMZ)
	Six Months Ended 4/30/16	Year Ended 10/31/15	Six Months Ended 4/30/16	Year Ended 10/31/15	Six Months Ended 4/30/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$27,690,842	$58,598,652	$27,829,507	$60,777,981	$23,434,910	$45,607,195
Net realized gain (loss) from:
Investments	(306,241)	2,061,997	1,723,170	362,768	883,010	6,081,066
Swaps	(4,344,170)	(11,895,435)	(10,768,831)	(13,704,565)	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	48,086,765	(12,105,338)	57,952,491	(11,167,229)	11,448,288	(7,866,745)
Swaps	2,233,845	5,325,458	5,812,226	2,465,401	—	—
Net increase (decrease) in net assets applicable to common shares from operations	73,361,041	41,985,334	82,548,563	38,734,356	35,766,208	43,821,516
Distributions to Common Shareholders
From net investment income	(30,638,281)	(61,170,524)	(29,928,234)	(62,996,011)	(23,882,821)	(46,183,645)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(30,638,281)	(61,170,524)	(29,928,234)	(62,996,011)	(23,882,821)	(46,183,645)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	—	72,140,406	—
Net proceeds from shares issued to shareholders due to reinvestment of distribution	—	—	—	—	595,779	172,186
Cost of shares repurchased and retired	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—	72,736,185	172,186
Net increase (decrease) in net assets applicable to common shares	42,722,760	(19,185,190)	52,620,329	(24,261,655)	84,619,572	(2,189,943)
Net assets applicable to common shares at the beginning of period	1,087,269,945	1,106,455,135	1,168,846,909	1,193,108,564	684,109,332	686,299,275
Net assets applicable to common shares at the end of period	$1,129,992,705	$1,087,269,945	$1,221,467,238	$1,168,846,909	$768,728,904	$684,109,332
Undistributed (Over-distribution of) net investment income at the end of period	$2,699,405	$5,646,844	$(369,992)	$1,728,735	$4,006,345	$4,454,256
See accompanying notes to financial statements.

156	Nuveen

Statement of
	Cash Flows	Six Months Ended April 30, 2016 (Unaudited)

	Enhanced AMT-Free Credit Opportunities (NVG )	Performance Plus (NPP )	Market Opportunity (NMO )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$39,778,995	$65,063,162	$45,180,398
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(251,747,259)	(82,076,957)	(79,526,612)
Proceeds from sales and maturities of investments	230,472,892	77,448,424	85,476,922
Proceeds from (Purchases of) short-term investments, net	—	—	—
Proceeds from (Payments for) swap contracts, net	—	—	—
Taxes paid on undistributed capital gains	(30,029)	(2,755)	(758)
Amortization (Accretion) of premiums and discounts, net	6,472,237	(6,451,045)	(1,765,576)
Amortization of deferred offering costs	302,809	4,836	73,439
(Increase) Decrease in:
Cash collateral at brokers	(632,276)	—	—
Receivable for dividends and interest	(9,558,773)	482,523	(140,373)
Receivable for investments sold	(35,176,021)	9,874,516	18,895,597
Other assets	(571,092)	(12,370)	(20,283)
Increase (Decrease) in:
Payable for interest	—	(430,199)	—
Payable for investments purchased	31,425,685	1,124,624	5,485,428
Payable for variation margin on swap contracts	8,186	—	—
Accrued management fees	2,061,728	(9,564)	(8,152)
Accrued Directors/Trustees fees	658,683	(3,578)	(2,693)
Accrued other expenses	(2,668,946)	571,049	419,221
Net realized (gain) loss from:
Investments	(6,353,392)	133,031	(93,822)
Swaps	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(23,217,938)	(39,625,093)	(28,265,419)
Swaps[1]	1,544,354	—	—
Net cash provided by (used in) operating activities	(17,032,157)	26,090,604	45,707,317
Cash Flows from Financing Activities:
Proceeds from borrowings	20,000,000	—	—
Increase (Decrease) in:
Cash overdraft	—	—	(2,461,633)
Floating rate obligations	(15,416,667)	—	(18,750,000)
Payable for offering costs	—	(63,500)	—
Accrued shelf offering costs	—	—	—
Cash distributions paid to common shareholders	(11,351,598)	(26,358,918)	(17,596,021)
Proceeds from shelf offering, net of offering costs and adjustments	—	—	—
Net cash provided by (used in) financing activities	(6,768,265)	(26,422,418)	(38,807,654)
Net Increase (Decrease) in Cash	(23,800,422)	(331,814)	6,899,663
Cash at the beginning of period	5,916,532	9,211,302	—
Cash acquired in connection with the Reorganization	21,404,329	—	—
Cash at the end of period	$3,520,439	$8,879,488	$6,899,663

	Enhanced AMT-Free Credit Opportunities		Performance Plus		Market Opportunity
Supplemental Disclosure of Cash Flow Information*	(NVG	)	(NPP	)	(NMO	)
Cash paid for interest (excluding amortization of offering costs)	$2,090,847		$3,251,666		$364,783
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—		—		—

(1)	Excluding over-the-counter cleared swaps.
*
See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for more information of the non-cash activities related to Enhanced AMT-Free Credit Opportunities' (NVG) Reorganization.

See accompanying notes to financial statements.

Nuveen	157

Statement of Cash Flows (Unaudited) (continued)

	Premium Income 2 (NPM )	AMT-Free Income (NEA )	High Income Opportunity (NMZ )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$73,361,041	$82,548,563	$35,766,208
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(79,027,330)	(125,379,293)	(140,347,784)
Proceeds from sales and maturities of investments	84,598,535	129,204,389	40,092,991
Proceeds from (Purchases of) short-term investments, net	1,515,000	13,830,000	—
Proceeds from (Payments for) swap contracts, net	(4,344,170)	(10,768,831)	—
Taxes paid on undistributed capital gains	(465)	(1,619)	(1,899)
Amortization (Accretion) of premiums and discounts, net	(961,384)	964,588	(588,614)
Amortization of deferred offering costs	40,169	86,149	7,517
(Increase) Decrease in:
Cash collateral at brokers	—	—	—
Receivable for dividends and interest	(24,315)	285,096	(1,120,975)
Receivable for investments sold	(1,044,039)	(9,851,335)	(5,404,848)
Other assets	88	(24,200)	103,184
Increase (Decrease) in:
Payable for interest	—	(122,884)	(67,741)
Payable for investments purchased	—	(3,051,539)	10,114,728
Payable for variation margin on swap contracts	—	—	—
Accrued management fees	(10,444)	(8,044)	30,621
Accrued Directors/Trustees fees	(4,146)	(3,616)	(650)
Accrued other expenses	626,612	701,507	24,548
Net realized (gain) loss from:
Investments	306,241	(1,723,170)	(883,010)
Swaps	4,344,170	10,768,831	—
Change in net unrealized appreciation (depreciation) of:
Investments	(48,086,765)	(57,952,491)	(11,448,288)
Swaps[1]	(2,233,845)	(5,812,226)	—
Net cash provided by (used in) operating activities	29,054,953	23,689,875	(73,724,012)
Cash Flows from Financing Activities:
Proceeds from borrowings	—	—	—
Increase (Decrease) in:
Cash overdraft	3,364,898	4,458,750	(4,597,814)
Floating rate obligations	(4,435,000)	(13,340,000)	50,945,000
Payable for offering costs	—	—	(15,881)
Accrued shelf offering costs	—	—	41,639
Cash distributions paid to common shareholders	(30,634,684)	(29,923,470)	(22,993,670)
Proceeds from shelf offering, net of offering costs and adjustments	—	—	68,963,882
Net cash provided by (used in) financing activities	(31,704,786)	(38,804,720)	92,343,156
Net Increase (Decrease) in Cash	(2,649,833)	(15,114,845)	18,619,144
Cash at the beginning of period	2,649,833	15,114,845	—
Cash acquired in connection with the Reorganization	—	—	—
Cash at the end of period	$—	$—	$18,619,144

Supplemental Disclosure of Cash Flow Information	Premium Income 2 (NPM	)	AMT-Free Income (NEA	)	High Income Opportunity (NMZ	)
Cash paid for interest (excluding amortization of offering costs)	$736,655		$1,444,170		$611,519
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—		—		595,779

(1)	Excluding over-the-counter cleared swaps.
See accompanying notes to financial statements.

158	Nuveen

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Nuveen	159

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to ARPS Share- holders (a)	Distributions from Accumulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Discount Per Share Repurchased through Tender Offer	Ending NAV	Ending Share Price
Enhanced AMT-Free Credit Opportunities (NVG)
Year Ended 10/31:
2016(g)	$16.03	$0.27		$0.92	$—	$—		$1.19	$(0.40)	$(0.03)	$(0.43)	$—		$—	$16.79	$15.48
2015	16.24	0.77		(0.13)	—	—		0.64	(0.75)	(0.10)	(0.85)	—	*	—	16.03	14.05
2014	14.62	0.71		1.72	—	—		2.43	(0.70)	(0.07)	(0.77)	(0.01)		(0.03)	16.24	14.14
2013	16.33	0.60		(1.46)	—	—		(0.86)	(0.74)	(0.11)	(0.85)	—	*	—	14.62	12.75
2012	15.03	0.82		1.42	—	—		2.24	(0.90)	(0.04)	(0.94)	—		—	16.33	15.82
2011	15.20	0.91		(0.22)	(0.01)	—		0.68	(0.85)	— *	(0.85)	—		—	15.03	14.32

Performance Plus (NPP)
Year Ended 10/31:
2016(g)	16.15	0.43		0.65	—	—		1.08	(0.44)	—	(0.44)	—		—	16.79	16.32
2015	16.32	0.86		(0.12)	—	—		0.74	(0.91)	—	(0.91)	—		—	16.15	14.77
2014	14.81	0.91		1.52	—	—		2.43	(0.92)	—	(0.92)	—		—	16.32	14.61
2013	16.68	0.88		(1.82)	—	—		(0.94)	(0.93)	—	(0.93)	—		—	14.81	13.64
2012	14.89	0.92		1.83	—	—		2.75	(0.96)	—	(0.96)	—		—	16.68	16.44
2011	15.29	0.97		(0.32)	(0.01)	—	*	0.64	(0.95)	(.09)	(1.04)	—		—	14.89	14.36

(a)	The amounts shown for Auction Rate Preferred Shares ("ARPS") are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

160	Nuveen

			Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratio to Average Net Assets After Reimbursement(c)(d)
Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(f)

7.50%	13.42%	$3,401,147	1.69	%**	3.19	%**	1.65	%**(h)	3.23	%**(h)	16%
4.04	5.53	427,104	1.50		4.81		N/A		N/A		26
16.78	17.35	433,092	1.75		4.56		N/A		N/A		13
(5.46)	(14.46)	434,851	2.03		3.87		N/A		N/A		32
15.30	17.44	486,750	2.08		5.17		2.05		5.20		29
4.83	2.89	448,070	1.95		6.12		1.84		6.23		7

6.76	13.68	1,007,851	1.62	**	5.27	**	N/A		N/A		5
4.64	7.56	969,133	1.64		5.34		N/A		N/A		14
16.91	14.24	979,547	1.76		5.87		N/A		N/A		10
(5.90)	(11.75)	888,718	1.85		5.52		N/A		N/A		19
18.89	21.59	1,000,790	1.67		5.72		N/A		N/A		10
4.78	3.22	892,603	1.62		6.84		N/A		N/A		10

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2012, the Adviser is no longer contractually reimbursing Enhanced AMT-Free Credit Opportunities (NVG) respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Enhanced AMT-Free Credit Opportunities (NVG)
Year Ended 10/31:
2016(g)	0.70	%**
2015	0.46
2014	0.75
2013	1.06
2012	1.05
2011	0.90

Performance Plus (NPP)
Year Ended 10/31:
2016(g)	0.57	%**
2015	0.64
2014	0.72
2013	0.84
2012	0.70
2011	0.56

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended April 30, 2016.
(h)
During the six months ended April 30, 2016, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its Reorganization as described in Note 7 – Management Fees and Other Transactions with Affiliates.

N/A	Fund does not have or no longer has a contractual reimbursement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen	161

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations								Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to ARPS Share- holders	(a)	Distributions from Accumulated from Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
Market Opportunity (NMO)
Year Ended 10/31:
2016(f)	$15.21	$0.37		$0.61	$—		$—		$0.98	$(0.38)	$—	$(0.38)	$15.81	$14.77
2015	15.23	0.77		— *	—		—		0.77	(0.79)	—	(0.79)	15.21	13.39
2014	13.73	0.80		1.50	—		—		2.30	(0.80)	—	(0.80)	15.23	13.60
2013	15.25	0.79		(1.52)	—		—		(0.73)	(0.79)	—	(0.79)	13.73	12.19
2012	13.60	0.83		1.70	—		—		2.53	(0.88)	—	(0.88)	15.25	14.92
2011	14.17	0.88		(0.48)	—	*	—		0.40	(0.97)	—	(0.97)	13.60	13.18

Premium Income 2 (NPM)
Year Ended 10/31:
2016(f)	15.38	0.39		0.64	—		—		1.03	(0.43)	—	(0.43)	15.98	15.16
2015	15.65	0.83		(0.23)	—		—		0.60	(0.87)	—	(0.87)	15.38	13.87
2014	14.34	0.85		1.33	—		—		2.18	(0.87)	—	(0.87)	15.65	14.00
2013	15.99	0.84		(1.62)	—		—		(0.78)	(0.87)	—	(0.87)	14.34	12.88
2012	14.71	0.88		1.34	—		—		2.22	(0.94)	—	(0.94)	15.99	15.56
2011	14.98	0.95		(0.28)	(0.02)		—		0.65	(0.92)	—	(0.92)	14.71	14.27

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

162	Nuveen

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(d)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(e)

6.53%	13.35%	$725,326	1.66	%**	4.81	%**	8%
5.16	4.37	697,752	1.64		5.09		16
17.25	18.70	698,580	1.76		5.56		10
(4.99)	(13.41)	629,970	1.77		5.35		20
19.09	20.34	699,360	1.85		5.64		13
3.40	(2.33)	622,815	2.10		6.74		14

6.79	12.59	1,129,993	1.61	**	5.07	**	5
3.90	5.42	1,087,270	1.51		5.35		12
15.60	15.87	1,106,455	1.58		5.71		15
(5.06)	(11.99)	1,013,487	1.69		5.49		16
15.48	15.97	1,130,611	1.70		5.65		15
4.74	4.95	1,039,723	1.48		6.74		8

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Market Opportunity (NMO)
Year Ended 10/31:
2016(f)	0.63	%**
2015	0.65
2014	0.74
2013	0.77
2012	0.82
2011	0.97

Premium Income 2 (NPM)
Year Ended 10/31:
2016(f)	0.60	%**
2015	0.56
2014	0.59
2013	0.72
2012	0.69
2011	0.42

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended April 30, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.
.
See accompanying notes to financial statements.

Nuveen	163

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to ARPS Share- holders (a)	Distributions from Accumulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Premium Per Share Sold through Shelf Offering		Shelf Offering Costs		Ending NAV	Ending Share Price
AMT-Free Income (NEA)
Year Ended 10/31:
2016(g)	$14.82	$0.35		$0.69	$—	$—		$1.04	$(0.38)	$—	$(0.38)	$—		$—		$15.48	$14.63
2015	15.13	0.77		(0.28)	—	—		0.49	(0.80)	—	(0.80)	—		—		14.82	13.26
2014	13.73	0.79		1.43	—	—		2.22	(0.82)	—	(0.82)	—		—		15.13	13.75
2013	15.49	0.72		(1.66)	—	—		(0.94)	(0.82)	—	(0.82)	—		—		13.73	12.37
2012	14.70	0.78		0.85	—	—		1.63	(0.84)	—	(0.84)	—		—		15.49	15.80
2011	14.98	0.84		(0.29)	(0.01)	—		0.54	(0.82)	—	(0.82)	—		—		14.70	13.85

High Income Opportunity (NMZ)
Year Ended 10/31:
2016(g)	13.66	0.45		0.23	—	—		0.68	(0.47)	—	(0.47)	0.02		—		13.89	14.14
2015	13.71	0.91		(0.04)	—	—		0.87	(0.92)	—	(0.92)	—		—		13.66	13.76
2014	12.36	0.93		1.33	—	—		2.26	(0.91)	—	(0.91)	—	*	—	*	13.71	13.21
2013	13.45	0.94		(1.20)	—	—		(0.26)	(0.88)	—	(0.88)	0.05		—	*	12.36	11.99
2012	11.59	0.91		1.78	—	—		2.69	(0.90)	—	(0.90)	0.07		—	*	13.45	14.22
2011	12.13	0.96		(0.57)	(0.01)	—		0.38	(0.96)	—	(0.96)	0.04		—	*	11.59	11.75
(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

164	Nuveen

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(f)

7.08%	13.36%	$1,221,467	1.53	%**	4.75	%**	N/A		N/A		7%
3.38	2.30	1,168,847	1.46		5.16		N/A		N/A		18
16.58	18.31	1,193,109	1.60		5.48		N/A		N/A		13
(6.25)	(16.89)	1,083,339	1.97		5.14		N/A		N/A		26
11.32	20.64	344,487	2.13		5.13		N/A		N/A		26
3.92	(1.60)	326,909	2.02		5.86		2.01%		5.87%		2

5.18	6.28	768,729	1.22	**	6.70	**	1.22	**(h)	6.70	**(h)	5
6.54	11.49	684,109	1.25		6.64		N/A		N/A		9
18.90	18.31	686,299	1.28		7.14		N/A		N/A		13
(1.71)	(9.71)	618,394	1.28		7.34		N/A		N/A		16
24.55	29.84	402,573	1.42		7.31		1.41		7.32		12
4.24	(1.22)	323,090	1.52		8.55		1.40		8.66		32

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of the November 30, 2010 and November 30, 2011. The Adviser is no longer contractually reimbursing AMT-Free Income (NEA) and High Income Opportunity (NMZ), respectively, for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

AMT-Free Income (NEA)
Year Ended 10/31:
2016(g)	0.52	%**
2015	0.50
2014	0.61
2013	0.87
2012	1.07
2011	0.94

High Income Opportunity (NMZ)
Year Ended 10/31:
2016(g)	0.16	%**
2015	0.17
2014	0.19
2013	0.20
2012	0.21
2011	0.15

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended April 30, 2016.
(h)
During the six months ended April 30, 2016, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from the Adviser.

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Nuveen	165

Financial Highlights (Unaudited) (continued)

	MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP and VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Enhanced AMT-Free Credit Opportunities (NVG)
Year Ended 10/31:
2016(b)	$—	$—	$240,400	$331,056	$1,231,600	$331,056	$3.31
2015	—	—	—	—	179,000	338,606	—
2014	—	—	—	—	179,000	341,951	—
2013	108,000	31.69	92,500	316,883	—	—	3.17
2012	108,000	34.28	92,500	342,768	—	—	3.43
2011	108,000	32.35	92,500	323,476	—	—	3.23

Performance Plus (NPP)
Year Ended 10/31:
2016(b)	—	—	535,000	288,383	—	—	—
2015	—	—	535,000	281,146	—	—	—
2014	—	—	535,000	283,093	—	—	—
2013	—	—	535,000	266,116	—	—	—
2012	—	—	421,700	337,323	—	—	—
2011	—	—	421,700	311,668	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013	2012	2011
Enhanced AMT-Free Credit Opportunities (NVG)
Series 2014 (NVG PRCCL)
Ending Market Value per Share	$—		$10.09	$10.12	$10.10
Average Market Value per Share	10.05	^	10.11	10.16	10.12

(b)	For the six months ended April 30, 2016.
^	For the period November 1, 2013 through December 23, 2013.

166	Nuveen

	VRDP Shares at the End of Period
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per $100,000
	(000)	Share
Market Opportunity (NMO)
Year Ended 10/31:
2016(a)	$350,900	$306,704
2015	350,900	298,846
2014	350,900	299,082
2013	350,900	279,530
2012	350,900	299,305
2011	350,900	277,491
Premium Income 2 (NPM)
Year Ended 10/31:
2016(a)	489,500	330,846
2015	489,500	322,118
2014	489,500	326,038
2013	489,500	307,045
2012	489,500	330,977
2011	489,500	312,405

(a)	For the six months ended April 30, 2016.
See accompanying notes to financial statements.

Nuveen	167

Financial Highlights (Unaudited) (continued)

	MTP Shares at the End of Period(a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		Borrowings at the End of Period		MTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000	Asset Coverage Per $1 Liquidation Preference
AMT-Free Income (NEA)
Year Ended 10/31:
2016(b)	$—	$—	$151,000	$343,855	$349,900	$343,855	$—	$—	$3.44
2015	—	—	151,000	333,349	349,900	333,349	—	—	3.33
2014	—	—	151,000	338,193	349,900	338,193	—	—	3.38
2013	83,000	31.65	67,600	316,451	349,900	316,451	—	—	3.16
2012	83,000	32.87	67,600	328,743	—	—	—	—	3.29
2011	83,000	31.71	67,600	317,071	—	—	—	—	3.17

High Income Opportunity (NMZ)
Year Ended 10/31:
2016(b)	—	—	87,000	983,596	—	—	—	—	—
2015	—	—	87,000	886,333	—	—	—	—	—
2014	—	—	87,000	888,850	—	—	—	—	—
2013	—	—	87,000	810,798	—	—	—	—	—
2012	—	—	—	—	—	—	50,000	9,051	—
2011	—	—	—	—	—	—	50,000	7,462	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares outstanding were as follows:

	2014		2013	2012	2011
AMT-Free Income (NEA)
Series 2015 (NEA PRCCL)
Ending Market Value per Share	$—		$10.07	$10.16	$10.14
Average Market Value per Share	10.05	^	10.10	10.14	10.08

(b)	For the six months ended April 30, 2016.
^	For the period November 1, 2013 through December 20, 2013.

See accompanying notes to financial statements.

168	Nuveen

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") or NYSE MKT symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund (NVG) ("Enhanced AMT-Free Credit Opportunities (NVG)")
•	Nuveen Performance Plus Municipal Fund, Inc. (NPP) ("Performance Plus (NPP)")
•	Nuveen Municipal Market Opportunity Fund, Inc. (NMO) ("Market Opportunity (NMO)")
•	Nuveen Premium Income Municipal Fund 2, Inc. (NPM) ("Premium Income 2 (NPM)")
•	Nuveen AMT-Free Municipal Income Fund (NEA) ("AMT-Free Income (NEA)")
•	Nuveen Municipal High Income Opportunity Fund (NMZ) ("High Income Opportunity (NMZ)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Common shares of Enhanced AMT-Free Credit Opportunities (NVG), Performance Plus (NPP), Market Opportunity (NMO), Premium Income 2 (NPM) and AMT-Free Income (NEA) are traded on the NYSE (common shares of Enhanced AMT-Free Credit Opportunities (NVG) were formerly traded on the NYSE MKT). Common shares of High Income Opportunity (NMZ) are traded on the NYSE MKT. Enhanced AMT-Free Credit Opportunities (NVG), AMT-Free Income (NEA) and High Income Opportunity (NMZ) were organized as Massachusetts business trusts on July 12, 1999, July 29, 2002 and October 8, 2003, respectively. Performance Plus (NPP), Market Opportunity (NMO) and Premium Income 2 (NPM) were incorporated under the state laws of Minnesota on April 28, 1989, January 23, 1990 and November 4, 1991, respectively.
The end of the reporting period for the Funds is April 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2016 (the "current fiscal period").
Effective April 11, 2016, in conjunction with its reorganization, Enhanced AMT-Free Credit Opportunities (NVG) changed its name from Nuveen Dividend Advantage Municipal Income Fund.
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Fund Reorganizations
Effective prior to the opening of business on April 11, 2016, certain funds were reorganized into one, larger national Fund included in this report (the "Reorganizations") as follows:

Target Funds	Acquiring Fund
Nuveen Municipal Opportunity Fund, Inc. (NIO)	Enhanced AMT-Free Credit Opportunities (NVG)
("Opportunity (NIO)")
Nuveen Quality Municipal Fund, Inc. (NQI)
("Quality (NQI)")
Nuveen Quality Income Municipal Fund, Inc. (NQU)
("Quality Income (NQU)")

Nuveen	169

Notes to Financial Statements (Unaudited) (continued)
During February, 2016, the Nuveen funds' Board of Directors/Trustees approved a series of reorganizations for certain funds, which are included in this report, in order to enhance the funds' trading appeal and lower operating expenses by creating a single, larger Fund with distinct mandates.
The approved reorganizations are as follows:

Target Funds	Acquiring Fund
Market Opportunity (NMO)	AMT-Free Income (NEA)
Premium Income 2 (NPM)	to be renamed
Performance Plus (NPP)	Nuveen Enhanced AMT-Free Municipal Quality Fund
The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings later this year.
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of a reorganization, the Target Funds transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds are then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds become shareholders of the Acquiring Fund. Holders of common shares of the Target Funds receive newly issued common shares of the Acquiring Fund, the aggregate net asset value ("NAV") of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Target Funds receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Funds held immediately prior to the reorganizations. Details of the Enhanced AMT-Free Credit Opportunities' (NVG) Reorganizations are further described in Note 9 – Fund Reorganizations.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

Enhanced
AMT-Free
	Credit		Performance		Market		High Income
	Opportunities		Plus		Opportunity		Opportunity
	(NVG	)	(NPP	)	(NMO	)	(NMZ	)
Outstanding when-issued/delayed delivery purchase commitments	$46,454,401		$7,938,047		$5,485,428		$9,149,895
Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

170	Nuveen

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Funds' Board of Directors/Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Prices of swap contracts are also provided by an independent pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Nuveen	171

Notes to Financial Statements (Unaudited) (continued)
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Enhanced AMT-Free Credit Opportunities (NVG)	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$5,012,492,933	$—		$5,012,492,933
Corporate Bonds**	—	—	49,163	****	49,163
Investments in Derivatives:
Interest Rate Swaps***	—	(3,663,661)	—		(3,663,661)
Total	$—	$5,008,829,272	$49,163		$5,008,878,435
Performance Plus (NPP)
Long-Term Investments:
Municipal Bonds*	$—	$1,550,422,987	$—		$1,550,422,987
Corporate Bonds**	—	—	8,400	****	8,400
Total	$—	$1,550,422,987	$8,400		$1,550,431,387
Market Opportunity (NMO)
Long-Term Investments:
Municipal Bonds*	$—	$1,055,388,393	$—		$1,055,388,393
Common Stocks**	1,859,002	—	—		1,859,002
Corporate Bonds**	—	—	25,421	****	25,421
Total	$1,859,002	$1,055,388,393	$25,421		$1,057,272,816
Premium Income 2 (NPM)
Long-Term Investments:
Municipal Bonds*	$—	$1,655,881,013	$—		$1,655,881,013
Corporate Bonds**	—	—	858	****	858
Investments in Derivatives:
Interest Rate Swaps***	—	(532,135)	—		(532,135)
Total	$—	$1,655,348,878	$858		$1,655,349,736
AMT-Free Income (NEA)
Long-Term Investments:
Municipal Bonds*	$—	$1,739,132,055	$—		$1,739,132,055
Corporate Bonds**	—	—	8,078****		8,078
Investments in Derivatives:
Interest Rate Swaps***	—	(1,044,406)	—		(1,044,406)
Total	$—	$1,738,087,649	$8,078		$1,738,095,727
High Income Opportunity (NMZ)
Long-Term Investments:
Municipal Bonds*	$—	$873,175,464	$484,382	****	$873,659,846
Common Stocks**	7,892,461	—	—		7,892,461
Corporate Bonds**	—	4,463,897	1,029****		4,464,926
Total	$7,892,461	$877,639,361	$485,411		$886,017,233

*	Refer to the Fund's Portfolio of Investments for state classifications.
**	Refer to the Fund's Portfolio of Investments for industry classifications.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
****	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.

172	Nuveen

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters") in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").

Nuveen	173

Notes to Financial Statements (Unaudited) (continued)
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Enhanced
	AMT-Free
	Credit		Performance		Market		Premium		AMT-Free		High Income
	Opportunities		Plus		Opportunity		Income 2		Income		Opportunity
Floating Rate Obligations Outstanding	(NVG	)	(NPP	)	(NMO	)	(NPM	)	(NEA	)	(NMZ	)
Floating rate obligations: self-deposited Inverse Floaters	$177,015,000		$28,050,000		$2,000,000		$67,549,000		$46,985,000		$64,225,000
Floating rate obligations: externally-deposited Inverse Floaters	179,265,000		18,240,000		19,290,000		101,131,000		93,190,000		205,235,000
Total	$356,280,000		$46,290,000		$21,290,000		$168,680,000		$140,175,000		$269,460,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

	Enhanced
	AMT-Free
	Credit		Performance		Market		Premium		AMT-Free		High Income
	Opportunities		Plus		Opportunity		Income 2		Income		Opportunity
Self-Deposited Inverse Floaters	(NVG	)	(NPP	)	(NMO	)	(NPM	)	(NEA	)	(NMZ	)
Average floating rate obligations outstanding	$201,503,206		$28,050,000		$14,568,681		$71,984,000		$57,104,231		$31,435,962
Average annual interest rate and fees	0.66%		0.68%		0.37%		0.69%		0.69%		0.72%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, High Income Opportunity (NMZ) had outstanding borrowings under such liquidity facilities in the amount of $4,321,893, which are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities. As of the end of the reporting period, there were no loans outstanding under any such facility in any of the other Funds.

174	Nuveen

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Enhanced
	AMT-Free
	Credit		Performance		Market		Premium		AMT-Free		High Income
	Opportunities		Plus		Opportunity		Income 2		Income		Opportunity
Floating Rate Obligations – Recourse Trusts	(NVG	)	(NPP	)	(NMO	)	(NPM	)	(NEA	)	(NMZ	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$87,940,000		$7,875,000		$—		$32,559,000		$21,185,000		$34,025,000
Maximum exposure to Recourse Trusts: externally-
deposited Inverse Floaters	106,410,000		12,750,000		9,415,000		22,296,000		60,720,000		168,700,000
Total	$194,350,000		$20,625,000		$9,415,000		$54,855,000		$81,905,000		$202,725,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date").
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. For an over-the-counter ("OTC") swap that is not cleared through a clearing house ("OTC Uncleared"), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)."
Upon the execution of an OTC swap cleared through a clearing house ("OTC Cleared"), the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of "Cash collateral at brokers" on the

Nuveen	175

Notes to Financial Statements (Unaudited) (continued)
Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day's "mark-to-market" of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund's account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps" on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities.
During the current fiscal period, Enhanced AMT-Free Credit Opportunities (NVG), Premium Income 2 (NPM) and AMT-Free Income (NEA) continued to invest in forward interest rate swap contracts, a part of their duration management strategies, to help reduce price volatility risk to movements in U.S. interest rates relative to the their benchmarks.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Enhanced
AMT-Free
	Credit		Premium		AMT-Free
	Opportunities		Income 2		Income
	(NVG	)	(NPM	)	(NEA	)
Average notional amount of interest rate swap contracts outstanding*	$50,133,333		$61,233,333		$143,033,333

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Enhanced AMT-Free Credit Opportunities (NVG)
Interest rate	Swaps (OTC)	—	$—	Unrealized depreciation on interest	$(3,203,322)
				rate swaps
Interest rate	Swaps (OTC	—	—	Payable for variation margin	(460,339)
	Cleared)			on swap contracts**
Total		—	$—		$(3,663,661)
Premium Income 2 (NPM)
Interest rate	Swaps (OTC)	—	$—	Unrealized depreciation on interest rate swaps	$(532,135)
AMT-Free Income (NEA)
Interest rate	Swaps (OTC)	—	$—	Unrealized depreciation on interest rate swaps	$(1,044,406)

**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund's Portfolio of Investments and not the asset and/or liability amount as described in the table above.

176	Nuveen

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

							Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps	***	Gross Unrealized (Depreciation) on Interest Rate Swaps ***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Financial Instruments	****	Collateral Pledged to (from)Counterparty	Net Exposure
Enhanced AMT-Free Credit	JPMorgan Chase	$—		$(3,203,322)	$—	$(3,203,322)	$777,385		$2,425,937	$—
Opportunities (NVG)	Bank, N.A.
Premium Income 2 (NPM)	JPMorgan Chase	$—		$(532,135)	$—	$(532,135)	$—		$285,003	$(247,102)
	Bank, N.A.
AMT-Free Income (NEA)	JPMorgan Chase	$—		$(1,044,406)	$—	$(1,044,406)	$—		$770,199	$(274,207)
	Bank, N.A.

***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.
****	Represents inverse floating rate securities available for offset.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

	Underlying	Derivative	Net Realized Gain (Loss) from	Change in Net Unrealized Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
Enhanced AMT-Free Credit Opportunities (NVG)	Interest rate	Swaps	$—	$(2,004,693)
Premium Income 2 (NPM)	Interest rate	Swaps	$(4,344,170)	$2,233,845
AMT-Free Income (NEA)	Interest rate	Swaps	$(10,768,831)	$5,812,226
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
High Income Opportunity (NMZ) has filed a registration statement with the Securities and Exchange Commission ("SEC") authorizing the Fund to issue additional common shares through an equity shelf program ("Shelf Offering"), which became effective with the SEC during a prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund's NAV per common share. In the event the Fund's Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Nuveen	177

Notes to Financial Statements (Unaudited) (continued)
Additional authorized common shares, common shares issued and offering proceeds, net of offering costs under the Fund's Shelf Offering during the Fund's current and prior fiscal period were as follows:

	High Income Opportunity (NMZ)
	Six Months	Year
	Ended	Ended
	4/30/16	10/31/15
Additional authorized common shares	7,700,000	7,700,000
Common shares sold	5,200,734	—
Offering proceeds, net of offering costs	$72,140,406	$—
Costs incurred by the Fund in connection with its Shelf Offering was recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Fund may incur. As Shelf Offering costs are expensed they are recognized as a component of "Shelf offering costs" on the Statement of Operations.
Common Share Transactions
Transactions in common shares for the following Funds during the Funds' current and prior fiscal period, where applicable, were as follows:

	Enhanced AMT-Free Credit Opportunities (NVG)
	Six Months	Year
	Ended	Ended
	4/30/16	10/31/15
Common shares:
Issued in Reorganizations	175,906,265	—
Repurchased and retired	—	(17,500)

Weighted average common share:
Price per share repurchased and retired	—	$13.77
Discount per share repurchased and retired	—	13.27%

	High Income Opportunity (NMZ)
	Six Months	Year
	Ended	Ended
	4/30/16	10/31/15
Common shares:
Issued to shareholders due to reinvestment of distributions	43,449	12,381
Sold through shelf offering	5,200,734	—

Weighted average common share:
Premium to NAV per shelf offering share sold	1.61%	—%
Preferred Shares
Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

178	Nuveen

As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for each Fund were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
Enhanced AMT-Free Credit Opportunities (NVG)	2018*	2,404	$240,400,000
Performance Plus (NPP)	2018	5,350	$535,000,000
AMT-Free Income (NEA)	2016	1,510	$151,000,000
High Income Opportunity (NMZ)	2018	870	$87,000,000

*	Includes VMTP Shares issued in connection with its Reorganization.
Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund's VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
Enhanced AMT-Free Credit Opportunities (NVG)	2018	December 1, 2018	May 31, 2016
Performance Plus (NPP)	2018	December 1, 2018	May 31, 2016
AMT-Free Income (NEA)	2016	December 30, 2016	December 31, 2014
High Income Opportunity (NMZ)	2018	August 1, 2018	June 30, 2016

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	Enhanced
	AMT-Free
	Credit		Performance		AMT-Free		High Income
	Opportunities		Plus		Income		Opportunity
	(NVG	)*	(NPP	)	(NEA	)	(NMZ	)
Average liquidation preference of VMTP Shares outstanding	$240,400,000		$535,000,000		$151,000,000		$87,000,000
Annualized dividend rate	1.33%		1.03%		1.05%		1.00%

*	For the period April 11, 2016 (first issuance of shares in connection with the Reorganization) through April 30, 2016.
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred in connection with each Fund's offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.

Nuveen	179

Notes to Financial Statements (Unaudited) (continued)
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Funds' VRDP Shares outstanding were as follows:

			Shares	Liquidation
Fund	Series		Outstanding	Preference	Maturity
Enhanced AMT-Free Credit Opportunities (NVG)	1		1,790	$179,000,000	December 1, 2043
	2	*	3,854	$385,400,000	December 1, 2040
	3	*	6,672	$667,200,000	December 1, 2040
Market Opportunity (NMO)	1		3,509	$350,900,000	March 1, 2040
Premium Income 2 (NPM)	1		4,895	$489,500,000	May 1, 2041
AMT-Free Income (NEA)	1		2,190	$219,000,000	June 1, 2040
	2		1,309	$130,900,000	December 1, 2040

*	VRDP Shares issued in connection with the Reorganization.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Series 1 VRDP shares in Enhanced AMT-Free Credit Opportunities (NVG) are considered to be Special Rate Period VRDP. Special Rate Period VRDP are sold to banks with an initial special short/intermediate rate period (typically three years) with a dividend rate set at a fixed spread to a specified short-term municipal index rate calculated weekly. Weekly remarketings do not take place during the initial special rate period. After the initial special rate period, Special Rate Period VRDP Shares will revert back to traditional VRDP Shares with dividends set at weekly remarketings, with an option to sell the shares to a designated liquidity provider, unless the Board approves another special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period is as follows:

	Enhanced
	AMT-Free
	Credit		Market		Premium		AMT-Free
	Opportunities		Opportunity		Income 2		Income
	(NVG	)	(NMO	)	(NPM	)	(NEA	)
Average liquidation preference of VRDP Shares outstanding	$294,670,330		$350,900,000		$489,500,000		$349,900,000
Annualized dividend rate	0.86%		0.19%		0.20%		0.20%
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.

180	Nuveen

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	April 30, 2016
Enhanced AMT-Free Credit Opportunities (NVG)	Series	Shares	Amount
VMTP Shares issued in connection with the Reorganization	2018	2,404	$240,400,000

	Year Ended
	October 31, 2015
Performance Plus (NPP)	Series	Shares	Amount
VMTP Shares issued	2018	5,350	$535,000,000
VMTP Shares exchanged	2015	(5,350)	(535,000,000)
Net increase (decrease)		—	$—

	Year Ended
	October 31, 2015
High Income Opportunity (NMZ)	Series	Shares	Amount
VMTP Shares issued	2018	870	$87,000,000
VMTP Shares exchanged	2016	(510)	(51,000,000)
	2016-1	(360)	(36,000,000)
Net increase (decrease)		—	$—
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	April 30, 2016
Enhanced AMT-Free Credit Opportunities (NVG)	Series	Shares	Amount
VRDP Shares issued in connection with the Reorganization	2	3,854	$385,400,000
	3	6,672	667,200,000
Net increase (decrease)		10,526	$1,052,600,000
5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Enhanced
	AMT-Free
	Credit		Performance		Market		Premium		AMT-Free		High Income
	Opportunities		Plus		Opportunity		Income 2		Income		Opportunity
	(NVG	)	(NPP	)	(NMO	)	(NPM	)	(NEA	)	(NMZ	)
Purchases	$251,747,259		$82,076,957		$79,526,612		$79,027,330		$125,379,293		$140,347,784
Sales and maturities	230,472,892		77,448,424		85,476,922		84,598,535		129,204,389		40,092,991
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen	181

Notes to Financial Statements (Unaudited) (continued)
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of April 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Enhanced
	AMT-Free
	Credit		Performance		Market		Premium		AMT-Free		High Income
	Opportunities		Plus		Opportunity		Income 2		Income		Opportunity
	(NVG	)	(NPP	)	(NMO	)	(NPM	)	(NEA	)	(NMZ	)
Cost of investments	$4,325,300,747		$1,343,519,627		$938,592,243		$1,422,422,458		$1,514,237,971		$747,146,491
Gross unrealized:
Appreciation	518,694,279		187,689,357		117,311,419		174,420,727		180,673,331		110,942,138
Depreciation	(8,455,144)		(8,815,964)		(630,861)		(8,503,172)		(2,755,872)		(36,295,388)
Net unrealized appreciation (depreciation) of investments	$510,239,135		$178,873,393		$116,680,558		$165,917,555		$177,917,459		$74,646,750

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, nondeductible reorganization expenses, paydowns, taxable market discount distribution reallocations, tender option bond adjustments, and explanation of capital loss carryforwards, resulted in reclassifications among the Funds' components of common share net assets as of October 31, 2015, the Funds' last tax year end, as follows:

	Enhanced
	AMT-Free
	Credit	Performance		Market		Premium	AMT-Free	High Income
	Opportunities	Plus		Opportunity		Income 2	Income	Opportunity
	(NVG )	(NPP	)	(NMO	)	(NPM )	(NEA )	(NMZ )
Paid-in-surplus	$(132,678)	$(2,138,299)		$(2,049,866)		$(2,702,137)	$(9,518,511)	$(563,875)
Undistributed (Over-distribution of) net investment income	328,886	67,438		130,388		(299,005)	(365,134)	(338,751)
Accumulated net realized gain (loss)	(196,208)	2,070,861		1,919,478		3,001,142	9,883,645	902,626
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2015, the Funds' last tax year end, were as follows:

	Enhanced
	AMT-Free
	Credit		Performance		Market		Premium		AMT-Free		High Income
	Opportunities		Plus		Opportunity		Income 2		Income		Opportunity
	(NVG	)	(NPP	)	(NMO	)	(NPM	)	(NEA	)	(NMZ	)
Undistributed net tax-exempt income[1]	$4,284,422		$11,133,131		$3,489,893		$8,488,467		$4,487,758		$4,443,403
Undistributed net ordinary income[2]	417,180		62,560		128,679		102,124		356,285		486,634
Undistributed net long-term capital gains	829,411		—		—		—		—		—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2015, and paid on November 2, 2015.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended October 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Enhanced
	AMT-Free
	Credit		Performance		Market		Premium		AMT-Free		High Income
	Opportunities		Plus		Opportunity		Income 2		Income		Opportunity
	(NVG	)	(NPP	)	(NMO	)	(NPM	)	(NEA	)	(NMZ	)
Distributions from net tax-exempt income	$21,589,036		$60,439,545		$36,751,940		$61,723,432		$65,388,417		$46,563,908
Distributions from net ordinary income[2]	218,906		205,133		27,524		93,636		47,330		511,965
Distributions from net long-term capital gains	2,719,859		—		—		—		—		—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

182	Nuveen

As of October 31, 2015, the following Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Performance		Market		Premium		AMT-Free		High Income
	Plus		Opportunity		Income 2		Income		Opportunity
	(NPP	)	(NMO	)	(NPM	)	(NEA	)[3]	(NMZ	)[3]
Expiration:
October 31, 2016	$—		$1,398,166		$18,051,540		$1,977,845		$40,199,292
October 31, 2017	—		—		488,931		—		34,954,022
October 31, 2018	—		—		—		—		1,362,739
October 31, 2019	310,323		3,031,141		—		—		—
Not subject to expiration	12,205,055		23,302,522		9,529,065		15,747,262		—
Total	$12,515,378		$27,731,829		$28,069,536		$17,725,107		$76,516,053

[3]	A portion of AMT-Free Income's (NEA) and High Income Opportunity's (NMZ) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of October 31, 2015, the Funds' last tax year end, the following Funds' capital loss carryforward expired as follows:

	Market		Premium		High Income
	Opportunity		Income 2		Opportunity
	(NMO	)	(NPM	)	(NMZ	)
Expired capital loss carryforwards	$1,902,879		$64,177		$371,826
During the Funds' last tax year ended October 31, 2015, the following Funds utilized capital loss carryforwards as follows:

	Performance		Market		High Income
	Plus		Opportunity		Opportunity
	(NPP	)	(NMO	)	(NMZ	)
Utilized capital loss carryforwards	$3,827,875		$3,124,044		$6,611,862

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

	Enhanced AMT-Free Credit Opportunities (NVG	)**
	AMT-Free Income (NEA	)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

**	Effective for the period November 1, 2015 through April 10, 2016.

Nuveen	183

Notes to Financial Statements (Unaudited) (continued)

	Performance Plus (NPP	)
	Market Opportunity (NMO	)
	Premium Income 2 (NPM	)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

	High Income Opportunity (NMZ	)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For managed assets over $2 billion	0.4750
Effective April 11, 2016, in conjunction with the Reorganizations, the annual Fund-level fee, payable monthly, for the following Fund was calculated according to the following schedule:

	Enhanced AMT-Free Credit Opportunities (NVG	)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For managed assets over $5 billion	0.4125
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rated, determined according to the following schedule by the Fund's daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2016, the complex-level fee rate for each Fund was 0.1629%.

184	Nuveen

The Adviser has agreed to implement a fee waiver which would begin on the effective date of the New Investment Management Agreement (the "Agreement") and will be phased out over the first year following the effective date of the Agreement. The waiver would be applied according to the following schedule and annual rates: (i) 0.05% of managed assets for the first 90 day period following the effective date of the Agreement; (ii) 0.0375% of managed assets for the 91st through 180th day period following the effective date of the Agreement; (iii) 0.025% of managed assets for the 181st through 270th day period following the effective date of the Agreement; and (iv) 0.0125% of managed assets for the 271st through 365th day period following the effective date of the Agreement. The fee waiver agreement may not be discontinued prior to the expiration of the one-year period unless authorized by the Board of the Acquiring Fund or the Acquiring Fund's Agreement terminates. The purpose of the fee waiver is to phase in the new management fee over a period of one year. The fee waiver is not expected to be continued.
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Enhanced
AMT-Free
	Credit		High Income
	Opportunities		Opportunity
Inter-Fund Trades	(NVG	)	(NMZ	)
Purchases	$—		$—
Sales	10,848,255		23,717,020
8. Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2015, (the only date utilized during the current fiscal period) the following Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 1.68% on their respective outstanding balance.

Enhanced
AMT-Free
	Credit		Premium		AMT-Free		High Income
	Opportunities		Income 2		Income		Opportunity
	(NVG	)	(NPM	)	(NEA	)	(NMZ	)
Outstanding balance at December 31, 2015	$3,747,388		$4,357,461		$10,573,680		$14,288,455
The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of

Nuveen	185

Notes to Financial Statements (Unaudited) (continued)
Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, Enhanced AMT-Free Credit Opportunities (NVG) and High Income Opportunity (NMZ) utilized this facility.
The Funds' average daily balance outstanding and average annual interest rate during the utilization period were as follows:

	Enhanced
	AMT-Free
	Credit		High Income
	Opportunities		Opportunity
	(NVG	)	(NMZ	)
Average daily balance outstanding	$20,000,000		$12,000,000
Average annual interest rate	1.69%		1.67%
Borrowings outstanding as of the end of the reporting period are recognized as "Borrowings" on the Statement of Assets and Liabilities. None of the other Funds utilized this facility during the current fiscal period.
9. Fund Reorganizations
The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds' shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds' shareholders for federal income tax purposes.
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Reorganizations, were as follows:

					Quality
	Opportunity		Quality		Income
	(NIO	)	(NQI	)	(NQU	)
Cost of investments	$2,059,888,997		$760,893,482		$1,064,749,043
Fair value of investments	2,272,910,602		845,848,753		1,200,367,839
Net unrealized appreciation (depreciation) of investments	213,021,605		84,955,271		135,618,796
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganizations were as follows:

					Quality
	Opportunity		Quality		Income
Target Funds - Prior to Reorganizations	(NIO	)	(NQI	)	(NQU	)
Common shares outstanding	95,610,671		38,406,871		48,920,182
Net assets applicable to common shares	$1,542,808,989		$602,724,443		$802,623,414
NAV per common share outstanding	$16.14		$15.69		$16.41

	Enhanced
	AMT-Free
	Credit
	Opportunities
Acquiring Fund - Prior to Reorganizations	(NVG	)
Common shares outstanding	26,646,630
Net assets applicable to common shares	$446,592,014
NAV per common share outstanding	$16.76

186	Nuveen

	Enhanced
	AMT-Free
	Credit
	Opportunities
Acquiring Fund - Post Reorganizations	(NVG	)
Common shares outstanding	202,552,895
Net assets applicable to common shares	$3,394,748,860
NAV per common share outstanding	$16.76
Preferred Shares
In connection with each Reorganization, holders of VMTP and VRDP Shares of the Target Funds received on a one-for-one basis newly issued VMTP and VRDP Shares of the Acquiring Fund, in exchange for VMTP and VRDP Shares of the Target Funds held immediately prior to the Reorganizations.
Prior to the closing of the Reorganizations, details of the Target Funds' outstanding VMTP Shares were as follows:

		Shares	Liquidation
Target Funds	Series	Outstanding	Preference
Quality (NQI)	2018	2,404	$240,400,000

Prior to the closing of the Reorganizations, details of the Target Funds' outstanding VRDP Shares were as follows:

		Shares	Liquidation
Target Funds	Series	Outstanding	Preference	Maturity
Opportunity (NIO)	1	6,672	$667,200,000	December 1, 2040
Quality Income (NQU)	1	3,854	$385,400,000	December 1, 2040

Details of the Acquiring Fund's VMTP Shares issued in connection with the Reorganizations were as follows:

		Shares	Liquidation
Acquiring Fund	Series	Outstanding	Preference
Enhanced AMT-Free Credit Opportunities (NVG)	2018	2,404	$240,400,000

Details of the Acquiring Fund's VRDP Shares issued in connection with the Reorganizations were as follows:

		Shares	Liquidation
Acquiring Fund	Series	Outstanding	Preference	Maturity
Enhanced AMT-Free Credit Opportunities (NVG)	2	3,854	$385,400,000	December 1, 2040
	3	6,672	667,200,000	December 1, 2040
Pro Forma Results of Operations
The beginning of the Target Funds' current fiscal period was November 1, 2015. Assuming the Reorganizations had been completed on November 1, 2015, the beginning of the Acquiring Fund's current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

	Enhanced
	AMT-Free
	Credit
	Opportunities
Acquiring Fund - Pro Forma Results from Operations	(NVG	)
Net investment income (loss)	$64,665,367
Net realized and unrealized gains (losses)	179,604,460
Change in net assets resulting from operations	244,269,827

Because the combined investment portfolios for the Reorganizations have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

Nuveen	187

Notes to Financial Statements (Unaudited) (continued)
Cost and Expenses
In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of "Accrued other expenses" on the Statement of Assets and Liabilities and "Reorganization expenses" on the Statement of Operations.
10. Subsequent Events
Common Shares Equity Shelf Programs
During June 2016, High Income Opportunity (NMZ) filed a registration statement with the SEC to issue an additional 5,500,000 common shares through a Shelf Offering, which is not yet effective.
Variable Rate MuniFund Term Preferred Shares
During June 2016, AMT-Free Income (NEA) refinanced all of its outstanding Series 2016, VMTP Shares with the issuance of new Series 2019, VMTP Shares. In conjunction with the refinancing the Fund also issued an additional $87,000,000 Series 2019, VMTP Shares at liquidation preference, which will be invested in accordance with the Fund's investment policies.
Variable Rate Demand Preferred Shares
During June 2016, Enhanced AMT-Free Credit Opportunities (NVG) issued an additional $180,000,000 Series 4, VRDP Shares at liquidation preference, which will be used to invest in additional municipal securities in accordance with the Fund's investment objectives and policies and to pay costs associated with the transaction.
The VRDP Shares were issued with terms established for an initial special rate period through June 2019. During this period the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or supported by a liquidity provider. During this period, dividends on VRDP Shares will be set at a fixed spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA).
Management Fees
Effective August 1, 2016, the annual fund-level fee for each Fund, payable monthly, will be calculated according to the following schedule:

	Performance Plus (NPP)
	Market Opportunity (NMO)
	Premium Income 2 (NPM)
	AMT-Free Income (NEA)	High Income Opportunity (NMZ)
Average Daily Managed Assets*	Fund-Level Fee	Fund-Level Fee
For the first $125 million	0.4500%	0.5500%
For the next $125 million	0.4375	0.5375
For the next $250 million	0.4250	0.5250
For the next $500 million	0.4125	0.5125
For the next $1 billion	0.4000	0.5000
For the next $3 billion	0.3750	0.4750
For managed assets over $5 billion	0.3625	0.4625

188	Nuveen

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner***
John K. Nelson	William J. Schneider	Thomas S. Schreier, Jr.****	Judith M. Stockdale	Carole E. Stone	Terence J. Toth
Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.
****	Interested Board Member and retired from the Funds' Board of Directors/Trustees effective May 31, 2016.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company,	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street,		Chicago, IL 60601	& Trust Company
	Boston, MA 02111			Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NVG	NPP	NMO	NPM	NEA	NMZ
Common shares repurchased	—	—	—	—	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen	189

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■ 
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper High-Yield Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

190	Nuveen

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen	191

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

192	Nuveen

Notes

Nuveen	193

Notes

194	Nuveen

Notes

Nuveen	195

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-C-0416D 16848-INV-B-06/17

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 7, 2016